                            PROSPECTUS--MAY 1, 1998
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                INDIVIDUAL AND GROUP VARIABLE, FIXED AND MARKET

                   VALUE ADJUSTED DEFERRED ANNUITY CONTRACTS
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                                   ISSUED BY
                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                               IN CONNECTION WITH
                    KILICO VARIABLE ANNUITY SEPARATE ACCOUNT

   HOME OFFICE: 1 KEMPER DRIVE, LONG GROVE, ILLINOIS 60049    (847) 550-5500

The types of Variable, Fixed and Market Value Adjusted Deferred Annuity Contracts ("Contracts") offered by this Prospectus are issued by Kemper Investors Life Insurance Company ("KILICO") and are designed to provide annuity benefits under retirement plans which may or may not qualify for the Federal tax advantages available under Section 408 or 408A of the Internal Revenue Code of 1986, as amended. Depending upon particular state requirements, participation in a group contract will be accounted for by the issuance of a certificate and participation in an individual contract will be accounted for by the issuance of an individual annuity contract. The certificate and individual annuity contract and values thereunder are hereafter both referred to in terms of the "Contract".
                                                                     (CONTINUED)

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR THE INVESTORS FUND SERIES, SCUDDER VARIABLE LIFE INVESTMENT FUND, JANUS ASPEN SERIES AND WARBURG PINCUS TRUST. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (SEC) CAN BE FOUND IN THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

THE CONTRACTS ARE NOT INSURED BY THE FDIC. THEY ARE OBLIGATIONS OF THE ISSUING INSURANCE COMPANY AND ARE NOT A DEPOSIT OF, OR GUARANTEED BY, ANY BANK OR SAVINGS INSTITUTION AND ARE SUBJECT TO RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Purchase payments for the Contracts may be allocated to one or more of the options under which Contract values accumulate on a variable basis, a fixed basis, or a fixed basis subject to a market value adjustment. These options consist of the twenty-nine Subaccounts of the Separate Account, the Fixed Account Option and the Market Value Adjustment Option ("MVA Option"). Each Subaccount invests in one of the Portfolios of the following funds: the Investors Fund Series ("IFS"), the Scudder Variable Life Investment Fund ("Scudder VLIF"), the Janus Aspen Series ("Janus") and the Warburg Pincus Trust ("Warburg").

The following Portfolios of the Investors Fund Series are available under the
Contracts: Kemper Money Market, Kemper Government Securities, Kemper Investment Grade Bond, Kemper Global Income, Kemper Horizon 5, Kemper High Yield, Kemper Horizon 10+, Kemper Total Return, Kemper Horizon 20+, Kemper Value+Growth, Kemper Blue Chip, Kemper International, Kemper Contrarian Value (formerly Kemper Value), Kemper Small Cap Value, Kemper Small Cap Growth, Kemper Growth, Kemper Global Blue Chip, Kemper International Growth and Income, Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services. Class A Shares of the following Portfolios of the Scudder Variable Life Investment Fund are available under the Contracts: Scudder VLIF Global Discovery, Scudder VLIF Growth and Income, Scudder VLIF International and Scudder VLIF Capital Growth. The following Portfolios of the Janus Aspen Series are available under the
Contracts: Janus Growth and Janus Growth and Income. The following Portfolios of the Warburg Pincus Trust are available under the Contracts: Warburg Emerging Markets and Warburg Post-Venture Capital.

Subaccounts and Portfolios may be added in the future. Contract values allocated to any of the Subaccounts will vary to reflect the investment objectives and the attendant risks of the Funds. Contract values allocated to the Fixed Account or one or more Guarantee Periods of the MVA Option will accumulate on a fixed basis.

This Prospectus is designed to provide you with certain essential information that you should know before investing. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A Statement of Additional Information is available without charge upon request from KILICO by writing or calling the address or telephone number listed above. A table of contents for the Statement of Additional Information is on page 94 of this Prospectus.

TABLE OF CONTENTS
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                                                              PAGE
                                                              ----
DEFINITIONS.................................................    1
SUMMARY.....................................................    4
SUMMARY OF EXPENSES.........................................    7
KILICO, THE MVA OPTION, THE SEPARATE ACCOUNT AND THE
  FUNDS.....................................................   12
FIXED ACCOUNT OPTION........................................   21
THE CONTRACTS...............................................   22
CONTRACT CHARGES AND EXPENSES...............................   33
THE ANNUITY PERIOD..........................................   37
FEDERAL INCOME TAXES........................................   42
DISTRIBUTION OF CONTRACTS...................................   50
VOTING RIGHTS...............................................   51
REPORTS TO CONTRACT OWNERS AND INQUIRIES....................   51
DOLLAR COST AVERAGING.......................................   52
SYSTEMATIC WITHDRAWAL PLAN..................................   53
EXPERTS.....................................................   54
LEGAL MATTERS...............................................   54
SPECIAL CONSIDERATIONS......................................   54
AVAILABLE INFORMATION.......................................   54
BUSINESS....................................................   56
PROPERTIES..................................................   65
LEGAL PROCEEDINGS...........................................   65
SELECTED FINANCIAL DATA.....................................   66
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
  AND RESULTS OF OPERATIONS.................................   67
DIRECTORS AND EXECUTIVE OFFICERS OF KILICO..................   86
EXECUTIVE COMPENSATION......................................   91
TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION......   94
FINANCIAL STATEMENTS........................................   94
CHANGE OF ACCOUNTANTS.......................................   94

DEFINITIONS

The following terms as used in this Prospectus have the indicated meanings:

     ACCUMULATED GUARANTEE PERIOD VALUE--The sum of an Owner's Guarantee Period Values.

     ACCUMULATION PERIOD--The period between the Date of Issue of a Contract and the Annuity Date.

     ACCUMULATION UNIT--A unit of measurement used to determine the value of each Subaccount during the Accumulation Period.

     ANNUITANT--The person designated to receive or who is actually receiving annuity payments and upon the continuation of whose life annuity payments involving life contingencies depend.

     ANNUITY DATE--The date on which annuity payments are to commence.

     ANNUITY OPTION--One of several forms in which annuity payments can be made.

     ANNUITY PERIOD--The period starting on the Annuity Date.

     ANNUITY UNIT--A unit of measurement used to determine the amount of Variable Annuity payments.

     BENEFICIARY--The person designated to receive any benefits under a Contract upon the death of the Annuitant or the Owner prior to the Annuity Period.

     CONTRACT--A Variable, Fixed and Market Value Adjusted Annuity Contract offered by this Prospectus.

     CONTRACT OWNER OR OWNER--The person designated in the Contract as having the privileges of ownership defined in the Contract.

     CONTRACT VALUE--The sum of the values of the Owner's Separate Account Contract Value, Accumulated Guarantee Period Value and Fixed Account Contract Value.

     CONTRACT YEAR--Period between anniversaries of the Date of Issue of a Contract.

     CONTRACT QUARTER--Periods between quarterly anniversaries of the Date of Issue of the Contract.

     CONTRIBUTION YEAR--Each one year period following the date a Purchase Payment is made.

     DATE OF ISSUE--The date on which the first Contract Year commences.

     FIXED ACCOUNT--The General Account of KILICO to which a Contract Owner may allocate all or a portion of Purchase Payments or Contract Value. KILICO guarantees a minimum rate of interest on Purchase Payments allocated to the Fixed Account.

     FIXED ACCOUNT CONTRACT VALUE--The value of the Owner's Contract interest in the Fixed Account.

     FIXED ANNUITY--An annuity under which the amount of each annuity payment does not vary with the investment experience of a Subaccount and is guaranteed by KILICO.

     FUND OR FUNDS--Investors Fund Series, Scudder Variable Life Investment Fund, Janus Aspen Series and Warburg Pincus Trust including any Portfolios thereunder.

     GENERAL ACCOUNT--All the assets of KILICO other than those allocated to any separate account.

     GUARANTEED INTEREST RATE--The rate of interest established by KILICO for a given Guarantee Period.

     GUARANTEE PERIOD--A period of time during which an amount is to be credited with a Guaranteed Interest Rate. Guarantee Period options may have durations of from one to ten years, as offered by KILICO and as elected by the Owner.

     GUARANTEE PERIOD VALUE--The Guarantee Period Value is the sum of the
     Owner's: (1) Purchase Payment allocated or amount transferred to a Guarantee Period; plus (2) interest credited; minus (3) withdrawals, previously assessed Withdrawal Charges and transfers; and (4) as adjusted for any applicable Market Value Adjustment previously made.

     KILICO--Kemper Investors Life Insurance Company, whose Home Office is at 1 Kemper Drive, Long Grove, Illinois 60049.

     MARKET ADJUSTED VALUE--A Guarantee Period Value adjusted by the market value adjustment formula on any date prior to the end of a Guarantee Period.

     MARKET VALUE ADJUSTMENT--An adjustment of values under a Guarantee Period in accordance with the market value adjustment formula prior to the end of that Guarantee Period. The adjustment reflects the change in the value of the Guarantee Period Value due to changes in interest rates since the date the Guarantee Period commenced. The adjustment is computed using the market value adjustment formula stated in the Contract.

     NON-QUALIFIED PLAN CONTRACT--A Contract issued in connection with a retirement plan which does not receive favorable tax treatment under
     Section 408 or 408A of the Internal Revenue Code.

     PORTFOLIO--A series of a Fund with its own objective and policies, which represents shares of beneficial interest in a separate portfolio of securities and other assets. Portfolio is sometimes referred to herein as a Fund.

     PURCHASE PAYMENTS--Amounts paid to KILICO by or on behalf of a Contract Owner.

     QUALIFIED PLAN CONTRACT--A Contract issued in connection with a retirement plan which receives favorable tax treatment under Section 408 or 408A of the Internal Revenue Code.

     SEPARATE ACCOUNT--A unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940 known as the KILICO Variable Annuity Separate Account.

     SEPARATE ACCOUNT CONTRACT VALUE--The sum of the Owner's Contract interest in the Subaccount(s).

     SUBACCOUNTS--The twenty-nine subdivisions of the Separate Account available under the Contract, the assets of which consist solely of shares of the corresponding Portfolios.

     SUBACCOUNT VALUE--The value of the Owner's Contract interest in each Subaccount.

     UNITHOLDER--The person holding the voting rights with respect to an Accumulation or Annuity Unit.

     VALUATION DATE--Each day when the New York Stock Exchange is open for trading, as well as each day otherwise required. (See "Accumulation Unit Value.")

     VALUATION PERIOD--The interval of time between two consecutive Valuation Dates.

     VARIABLE ANNUITY--An annuity with payments varying in amount in accordance with the investment experience of the Subaccount(s) in which the Owner's Contract has an interest.

     WITHDRAWAL CHARGE--The "contingent deferred sales charge" assessed against certain withdrawals of Contract Value in the first seven Contribution Years after a Purchase Payment is made or against certain annuitizations of Contract Value in the first seven Contribution Years after a Purchase Payment is made.

     WITHDRAWAL VALUE--Contract Value less any premium tax payable if the Contract is being annuitized, minus any Withdrawal Charge applicable to that Contract.

                                    SUMMARY

The Contracts described in the Prospectus provide a way to invest on a tax-deferred basis and to receive annuity benefits in accordance with the annuity option selected and the retirement plan under which the Contract has been purchased. The Prospectus offers both Non-Qualified Plan and Qualified Plan Contracts. KILICO makes available underlying allocation options, including twenty-nine variable Subaccounts, a Fixed Account Option and ten durations of Guarantee Periods, for the Contract Owner to pursue his or her investment objectives.

The minimum initial Purchase Payment is $1,000 and, subject to certain exceptions, the minimum subsequent payment is $500. An allocation to a Subaccount, Fixed Account or Guarantee Period must be at least $500. The maximum Purchase Payments without KILICO's prior approval is $1,000,000. (See "The Contracts," page 22.)

KILICO provides for variable accumulations and benefits under the Contracts by crediting Purchase Payments to one or more Subaccounts of the Separate Account as selected by the Contract Owner. Each Subaccount invests in one of the following corresponding Portfolios: Kemper Money Market, Kemper Government Securities, Kemper Investment Grade Bond, Kemper Global Income, Kemper Horizon 5, Kemper High Yield, Kemper Horizon 10+, Kemper Total Return, Kemper Horizon 20+, Kemper Value+Growth, Kemper Blue Chip, Kemper International, Kemper Contrarian Value, Kemper Small Cap Value, Kemper Small Cap Growth, Kemper Growth, Kemper Global Blue Chip, Kemper International Growth and Income, Kemper-Dreman High Return Equity and Kemper- Dreman Financial Services; Scudder VLIF Global Discovery, Scudder VLIF Growth and Income, Scudder VLIF International and Scudder VLIF Capital Growth; Janus Growth and Janus Growth and Income; Warburg Emerging Markets and Warburg Post-Venture Capital. (See "The Funds" page 14.) The Contract Values allocated to the Separate Account will vary with the investment performance of the Portfolios and Funds selected by the Contract Owner.

KILICO provides for fixed accumulations and benefits under the Contracts in the Fixed Account. Any portion of the Purchase Payment allocated to the Fixed Account is credited with interest daily at a rate periodically declared by KILICO at its sole discretion, but not less than 3%. (See "Fixed Account Option," page 21.)

KILICO also provides for fixed accumulations under the Contracts in the MVA Option. The MVA Option is only available during the Accumulation Period. An Owner may allocate amounts to one or more Guarantee Periods available under the MVA Option with durations of from one to ten years. KILICO may, at its discretion, offer additional Guarantee Periods or limit, for new Contracts the number of Guarantee Period options available to no less than three (3). KILICO will credit interest daily at a rate declared by KILICO at its sole discretion to amounts allocated to the MVA Option and guarantees these amounts at various interest rates ("Guaranteed Interest Rates") for the duration of the Guarantee

Period selected by the Owner, subject to any applicable Withdrawal Charge, Market Value Adjustment or Records Maintenance Charge. KILICO may not change a Guaranteed Interest Rate for the duration of the Guarantee Period; however, Guaranteed Interest Rates for subsequent Guarantee Periods will be determined at the sole discretion of KILICO. At the end of any Owner's Guarantee Period, a subsequent Guarantee Period automatically renews for the same duration as the terminating Guarantee Period unless the Owner elects another Guarantee Period during the designated period after the end of the Guarantee Period. The interests under the Contract relating to the MVA Option are registered under the Securities Act of 1933 but are not registered under the Investment Company Act of 1940. (See "The MVA Option," page 12.)

The investment risk under the Contracts is borne by the Contract Owner, except to the extent that Contract Values are allocated to the MVA Option and are guaranteed to receive the Guaranteed Interest Rate or to the Fixed Option and are guaranteed to earn at least 3% interest.

Transfers between Subaccounts are permitted before and after annuitization, subject to certain limitations. A transfer from a Guarantee Period is subject to a Market Value Adjustment unless effected within 30 days after the existing Guarantee Period ends. Restrictions apply to transfers out of the Fixed Account. (See "Transfer During Accumulation Period" and "Transfer During Annuity Period," pages 27 and 40, respectively.)

A Contract Owner may withdraw all or a portion of the Contract Value subject to Withdrawal Charges, any applicable Market Value Adjustment and other specified conditions. (See "Withdrawal During Accumulation Period," page 28.)

No sales charge is deducted from any Purchase Payment. Each Contract Year, a Contract Owner may withdraw the greater of (i) the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges less prior withdrawals that were previously assessed a Withdrawal Charge, and (ii) 10% of the Contract Value, without assessment of any withdrawal charge. If the Contract Owner withdraws an amount in excess of the above amount in any Contract Year, the Purchase Payments withdrawn in excess of the above amount are subject to a contingent deferred sales charge ("Withdrawal Charge"). The Withdrawal Charge is 7% in the first Contribution Year, 6% in the second Contribution Year, 5% in the third and fourth Contribution Years, 4% in the fifth Contribution Year, 3% in the sixth Contribution Year, 2% in the seventh Contribution Year and 0% thereafter. (See "Withdrawal Charge," page 35.) The Withdrawal Charge also applies at the annuitization of Accumulation Units in their seventh Contribution Year or earlier, except as set forth under "Withdrawal Charge." Withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. (See "Federal Income Taxes," page 42.)

KILICO assesses charges under the Contract for assuming the mortality and expense risk and administrative expenses under the Contract, for records maintenance, for any applicable premium taxes and for the Guaranteed Retirement Income Benefit. (See "Charges Against the Separate Account," page 33.) In addition, the investment advisers to the Funds deduct varying charges against the assets of the Funds for which they provide investment advisory services. (See the Funds' prospectuses for such information.)

The Contracts may be purchased in connection with retirement plans which qualify as individual retirement annuities established under Section 408 of the Code, including Roth IRAs established under Section 408A of the Code, and are also offered under other retirement plans which may not qualify for similar tax advantages. (See "Taxation of Annuities in General," page 43 and "Qualified Plans," page 47.)

A Contract Owner has the right within the "free look" period (generally ten days, subject to state variation) after receiving the Contract to cancel the Contract by delivering or mailing it to KILICO. Upon receipt by KILICO, the Contract will be cancelled and a refund will be made. The amount of the refund will depend on the state in which the Contract is issued; however, it generally will be an amount at least equal to the Separate Account Contract Value plus amounts allocated to the Fixed Account or to the Guarantee Periods which will not be subject to a Market Value Adjustment. (See "The Contracts," page 22.) In addition, a special "free look" period applies in some circumstances to Contracts issued as individual retirement annuities under Section 408 of the Code or as Roth IRAs under Section 408A of the Code.

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                              SUMMARY OF EXPENSES
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 CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchases (as a percentage of purchase payments)..............................        None
  Contingent Deferred Sales Load (as a percentage of amount surrendered)(1)
                                                              Year of Withdrawal After Purchase
                                                                 First year...........................          7%
                                                                 Second year..........................          6%
                                                                 Third year...........................          5%
                                                                 Fourth year..........................          5%
                                                                 Fifth year...........................          4%
                                                                 Sixth year...........................          3%
                                                                 Seventh year.........................          2%
                                                                 Eighth year and following............          0%
  Surrender Fees......................................................................................        None
  Exchange Fee(2).....................................................................................         $25
  ANNUAL CONTRACT FEE (Records Maintenance Charge)(3).................................................         $30

                      FUND ANNUAL EXPENSES(After Fee Waivers and Expense Reductions)
                      (as percentage of each Portfolio's average net assets for the period ended December 31, 1997)

                      KEMPER     KEMPER       KEMPER      KEMPER                 KEMPER   KEMPER    KEMPER   KEMPER    KEMPER
                      MONEY    GOVERNMENT   INVESTMENT    GLOBAL      KEMPER      HIGH    HORIZON   TOTAL    HORIZON   VALUE+
                      MARKET   SECURITIES     GRADE      INCOME(8)   HORIZON 5   YIELD      10+     RETURN     20+     GROWTH
                      ------   ----------   ----------   ---------   ---------   ------   -------   ------   -------   ------

   Management Fees....   .50%       .55%         .60%         .75%        .60%      .60%      .60%     .55%      .60%     .75%
   Other Expenses.....   .05        .09          .20          .30         .37       .05       .23      .05       .33      .09
   Total Portfolio
     Annual Expenses..   .55        .64          .80         1.05         .97       .65       .83      .60       .93      .84

                                                                                                KEMPER        KEMPER
                      KEMPER                      KEMPER      KEMPER      KEMPER                GLOBAL     INTERNATIONAL
                       BLUE        KEMPER       CONTRARIAN   SMALL CAP   SMALL CAP   KEMPER      BLUE       GROWTH AND
                      CHIP(8)   INTERNATIONAL     VALUE        VALUE      GROWTH     GROWTH   CHIP(6)(7)   INCOME(6)(7)
                      -------   -------------   ----------   ---------   ---------   ------   ----------   -------------
   Management Fees....    .65%         .75%          .75%         .75%        .65%      .60%        .85%          .70%
   Other Expenses.....    .30          .16           .05          .09         .06       .05         .71           .42
   Total Portfolio
     Annual Expenses..    .95          .91           .80          .84         .71       .65        1.56          1.12

                            KEMPER-
                            DREMAN
                          HIGH RETURN
                           EQUITY(7)
                          -----------
   Management Fees....     .75%
   Other Expenses.....     .12
   Total Portfolio
     Annual Expenses..     .87

                        KEMPER-       SCUDDER     SCUDDER                     SCUDDER
                         DREMAN        VLIF         VLIF         SCUDDER       VLIF                    JANUS        WARBURG
                       FINANCIAL      GLOBAL     GROWTH AND       VLIF        CAPITAL     JANUS      GROWTH AND     EMERGING
                      INCOME(6)(7)   DISCOVERY     INCOME     INTERNATIONAL   GROWTH    GROWTH(4)   INCOME(4)(7)   MARKETS(5)
                      ------------   ---------   ----------   -------------   -------   ---------   ------------   ----------
   Management Fees....      .75           .98         .48            .88          .48%       .65%         .67%           .81%
   Other Expenses.....      .24           .52         .10            .12          .03        .05          .30            .59
   Total Portfolio
     Annual Expenses..      .99          1.50         .58           1.00          .51        .70          .97           1.40

                           WARBURG
                            POST-
                           VENTURE
                          CAPITAL(5)
                          ----------
   Management Fees....     1.07%
   Other Expenses.....      .33
   Total Portfolio
     Annual Expenses..     1.40

            SEPARATE ACCOUNT ANNUAL EXPENSES
    (as a percentage of average daily account value)


  Mortality and Expense
    Risk..................................       1.25%

  Administration..........................        .15%

  Account Fees and
    Expenses..............................          0%
                                            ---------

  Total Separate Account
    Annual Expenses.......................       1.40%
                                            =========

  GUARANTEED RETIREMENT INCOME BENEFIT
    CHARGE

    Annual Expense (as a percentage of
    Contract Value).......................        .25%


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(1) A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges less prior withdrawals that were previously assessed a Withdrawal Charge, and (ii) 10% of the Contract Value in any Contract Year without assessment of any charge. Under certain circumstances the contingent deferred sales charge may be reduced or waived, including when certain annuity options are selected.

(2) KILICO reserves the right to charge a fee of $25 for each transfer of Contract Value in excess of 12 transfers per calendar year.

(3) Applies to Contracts with a Contract Value less than $50,000 on the date of assessment. Under certain circumstances the annual Records Maintenance Charge may be reduced or waived by KILICO.

(4) The expense figures shown are net of certain fee waivers or reductions from Janus Capital Corporation. Without such waivers (estimated for Growth and Income Portfolio), Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios for the fiscal year ended December 31, 1997 would have been: .74%, .04% and .78%, respectively, for the Growth Portfolio; and .75%, .30% and 1.05%, respectively, for the Growth and Income Portfolio. See the prospectus and Statement of Additional Information of Janus Aspen Series for a description of these waivers.

(5) The expense figures shown are net of certain fee waivers or reductions from Warburg Pincus Asset Management, Inc. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios for the fiscal year ended December 31, 1997 would have been 1.25%, .71% and 1.96%, respectively, for the Emerging Markets Portfolio; and 1.25%, .44% and 1.69%, respectively, for the Post-Venture Capital Portfolio.

(6) The expense figures shown are net of certain fee waivers or reductions from Scudder Kemper Investments, Inc. Without such waivers, Management Fees, Other Expenses and Total Portfolio Annual Expenses for the Portfolios for the fiscal year ended December 31, 1997 would have been: 1.00%, .42% and 1.42% for the Kemper International Growth and Income Portfolio; and 1.00%, .71% and 1.71% for the Kemper Global Blue Chip Portfolio.

(7) Portfolios commenced operations 5/1/98. "Other Expenses" have been estimated.

(8) Portfolios commenced operations 5/1/97. "Other Expenses" have been estimated.

                                    EXAMPLE

                                                    SUBACCOUNT               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    ----------               ------    -------    -------    --------
If you surrender your contract at the
end of the applicable time period:
  You would pay the following expenses
on   a $1,000 investment, assuming 5%
annual   return on assets:
                                          Kemper Money Market #1(1)           $ 93      $119       $156        $237
                                          Kemper Government Securities          94       121        161         247
                                          Kemper Investment Grade Bond          95       126        169         263
                                          Kemper Global Income                  98       133        181         289
                                          Kemper Horizon 5                      97       131        177         281
                                          Kemper High Yield                     94       122        161         248
                                          Kemper Horizon 10+                    95       127        170         266
                                          Kemper Total Return                   93       120        159         242
                                          Kemper Horizon 20+                    96       130        175         277
                                          Kemper Value+Growth                   96       127        171         267
                                          Kemper Blue Chip                      97       130        176         278
                                          Kemper International                  96       129        174         275
                                          Kemper Contrarian Value               95       126        169         263
                                          Kemper Small Cap Value                96       127        171         267
                                          Kemper Small Cap Growth               94       123        164         254
                                          Kemper Growth                         94       122        161         248
                                          Kemper Global Blue Chip              102       148         --          --
                                          Kemper International Growth and       98       135         --          --
                                           Income
                                          Kemper-Dreman High Return             96       128         --          --
                                           Equity
                                          Kemper-Dreman Financial               97       131         --          --
                                           Services
                                          Scudder VLIF Global Discovery        102       146         --          --
                                          Scudder VLIF Growth and Income        93       119         --          --
                                          Scudder VLIF International            97       132         --          --
                                          Scudder VLIF Capital Growth           92       117         --          --
                                          Janus Growth                          94       123        164         253
                                          Janus Growth and Income               97       131         --          --
                                          Warburg Emerging Markets             101       143         --          --
                                          Warburg Post-Venture Capital         101       143         --          --

                                    EXAMPLE

                                                    SUBACCOUNT               1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                    ----------               ------    -------    -------    --------
If you do not surrender your contract:
  You would pay the following expenses
  on a $1,000 investment, assuming   5%
  annual return on assets:
                                          Kemper Money Market #1(1)           $ 21      $ 64       $110        $237
                                          Kemper Government Securities          22        67        115         247
                                          Kemper Investment Grade Bond          23        72        123         263
                                          Kemper Global Income                  26        80        136         289
                                          Kemper Horizon 5                      25        77        132         281
                                          Kemper High Yield                     22        67        115         248
                                          Kemper Horizon 10+                    24        73        125         266
                                          Kemper Total Return                   21        66        113         242
                                          Kemper Horizon 20+                    25        76        130         277
                                          Kemper Value+Growth                   24        73        125         267
                                          Kemper Blue Chip                      25        76        131         278
                                          Kemper International                  24        75        129         275
                                          Kemper Contrarian Value               23        72        123         263
                                          Kemper Small Cap Value                24        73        125         267
                                          Kemper Small Cap Growth               22        69        118         254
                                          Kemper Growth                         22        67        115         248
                                          Kemper Global Blue Chip               31        95         --          --
                                          Kemper International Growth and       27        82         --          --
                                           Income
                                          Kemper-Dreman High Return             24        74         --          --
                                           Equity
                                          Kemper-Dreman Financial               25        78         --          --
                                           Services
                                          Scudder VLIF Global Discovery         30        93         --          --
                                          Scudder VLIF Growth and Income        21        65         --          --
                                          Scudder VLIF International            25        78         --          --
                                          Scudder VLIF Capital Growth           20        63         --          --
                                          Janus Growth                          22        69        118         253
                                          Janus Growth and Income               25        77         --          --
                                          Warburg Emerging Markets              29        90         --          --
                                          Warburg Post-Venture Capital          29        90         --          --

The purpose of the preceding table which includes the "SUMMARY OF EXPENSES" on the prior page, is to assist Contract Owners in understanding the various costs and expenses that a Contract Owner in a Subaccount will bear directly or indirectly. The table reflects expenses of both the Separate Account and the Fund. THE EXAMPLE SHOULD NOT BE CONSIDERED TO BE A REPRESENTATION OF PAST OR FUTURE EXPENSES AND DOES NOT INCLUDE THE DEDUCTION OF STATE PREMIUM TAXES, WHICH MAY BE ASSESSED BEFORE OR UPON ANNUITIZATION. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. "Management Fees" and "Other Expenses" in the "SUMMARY OF EXPENSES" for the Portfolios have been provided by Scudder Kemper Investments, Inc., Janus Capital Corporation and Warburg Pincus Asset Management, Inc., as applicable, and have not been independently verified. The Example assumes a 5% annual rate of return pursuant to requirements of the Securities and Exchange Commission. This hypothetical rate of return is not intended to be representative of past or future performance of any Subaccount. The Records Maintenance Charge is a single charge, it is not a separate charge for each Subaccount. In addition, the effect of the Records Maintenance Charge has been reflected in the Example by applying the percentage derived by dividing the total amounts of annual Records Maintenance Charge collected by the total net assets of all the Subaccounts in the Separate Account. See "Contract Charges and Expenses" for more information regarding the various costs and expenses.

(1)Money Market Subaccount #2 is not shown because it is available only for dollar cost averaging that will deplete an Owner's subaccount value entirely at least by the end of the first Contribution Year.

                            KILICO, THE MVA OPTION,
                       THE SEPARATE ACCOUNT AND THE FUNDS

KEMPER INVESTORS LIFE INSURANCE COMPANY

Kemper Investors Life Insurance Company ("KILICO"), 1 Kemper Drive, Long Grove, Illinois 60049, was organized in 1947 and is a stock life insurance company organized under the laws of the State of Illinois. KILICO offers annuity and life insurance products and is admitted to do business in the District of Columbia and all states except New York. KILICO is a wholly-owned subsidiary of Kemper Corporation, a nonoperating holding company. Kemper Corporation is a wholly-owned subsidiary of Zurich Holding Company of America ("ZHCA"), which is a wholly-owned subsidiary of Zurich Insurance Company ("Zurich").

THE MVA OPTION

An Owner may allocate amounts in the MVA Option to one or more Guarantee Periods with durations of one to ten years during the Accumulation Period. KILICO may, at its discretion, offer additional Guarantee Periods or limit, for new Contracts, the number of durations of Guarantee Periods available to no less than three (3).

The amounts allocated to the MVA Option under the Contracts are invested in accordance with the standards applicable to KILICO's General Account. Assets supporting the amounts allocated to Guarantee Periods under the Contracts are held in a "non-unitized" separate account of KILICO. However, all of KILICO's General Account assets are available to fund benefits under the Contracts. A non-unitized separate account is a separate account in which the Owner does not participate in the performance of the assets through unit values. There are no discrete units for this separate account. The assets of the non-unitized separate account are held as reserves for the guaranteed obligations of KILICO. The assets of the separate account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business KILICO may conduct.

State insurance laws concerning the nature and quality of investments regulate KILICO's investments for its General Account and any non-unitized separate account. Within specified limits and subject to certain standards, these laws generally permit investment in federal, state and municipal obligations, preferred and common stocks, corporate bonds, real estate mortgages, real estate and certain other investments. (See "Management's Discussion and Analysis--INVESTMENTS" and "FINANCIAL STATEMENTS" for information on KILICO's investments.) Assets of KILICO's General Account are managed by Scudder Kemper Investments, Inc. ("SKI") an affiliate of KILICO.

KILICO intends to consider the return available on the instruments in which it intends to invest the proceeds from the Contracts when it establishes Guaranteed Interest Rates. Such return is only one of many factors considered in establishing the Guaranteed Interest Rates. (See "The Accumulation Period--4. Establishment of Guaranteed Interest Rates.")

KILICO's investment strategy for this non-unitized separate account is generally to invest in debt instruments that it uses to match its liabilities with regard to a Guarantee Period. This is done, in KILICO's sole discretion, by investing in any type of instrument that is authorized under applicable state law. KILICO expects to invest a substantial portion of the Purchase Payments received in debt instruments as follows: (1) securities issued by the United States Government or its agencies or instrumentalities, which issues may or may not be guaranteed by the United States Government; (2) debt securities which have an investment grade, at the time of purchase, within the four (4) highest grades assigned by Moody's Investors Services, Inc. ("Moody's") (Aaa, Aa, A or Baa), Standard & Poor's Corporation ("Standard & Poor's") (AAA, AA, A or BBB), or any other nationally recognized rating service; and (3) other debt instruments including, but not limited to, issues of or guaranteed by banks or bank holding companies and corporations, which obligations, although not rated by Moody's or Standard & Poor's, are deemed by KILICO's management to have an investment quality comparable to securities which may be purchased as stated above. In addition, KILICO may engage in options and futures transactions on fixed income securities.

KILICO's invested assets portfolio at December 31, 1997 included approximately
87.4 percent in U.S. Treasuries, investment grade corporate, foreign and municipal bonds, and commercial paper, .3 percent in below investment grade (high risk) bonds, 4.9 percent in mortgage loans and other real estate-related investments and 7.4 percent in all other investments. (See "Management's Discussion and Analysis--INVESTMENTS.")

KILICO is not obligated to invest the amounts allocated to the MVA Option according to any particular strategy, except as may be required by applicable state insurance laws. (See "Management's Discussion and Analysis--INVESTMENTS.")

THE SEPARATE ACCOUNT

KILICO originally established the KILICO Variable Annuity Separate Account (the "Separate Account") on May 29, 1981 pursuant to Illinois law as the KILICO Money Market Separate Account, initially registered with the Securities and Exchange Commission ("Commission") as an open-end, diversified management investment company under the Investment Company Act of 1940 ("1940 Act"). On November 2, 1989, contract owners approved a Reorganization under which the Separate Account was restructured as a unit investment trust registered with the Commission under the 1940 Act. Such registration does not involve supervision by the Commission of the management, investment practices or policies of the Separate Account or KILICO.

The Separate Account is administered and accounted for as part of the general business of KILICO, but the income and capital gains or capital losses, whether or not realized, for assets allocated to the Separate Account are credited to or charged against the assets held in the Separate Account, without regard to any other income, capital gains or capital losses of any other separate account or arising out of any other business which KILICO may conduct. The benefits provided under the Contracts are obligations of KILICO. The assets of the Separate Account are not chargeable with liabilities arising out of the business conducted by any other separate account or out of any other business KILICO may conduct.

The Separate Account holds assets that are segregated from all of KILICO's other assets. The Separate Account is used to support the variable annuity contracts described herein and certain other variable annuity contracts. The obligations to Contract Owners and beneficiaries arising under the Contracts are general corporate obligations of KILICO.

Twenty-nine Subaccounts of the Separate Account are currently available under this Contract. Each Subaccount invests exclusively in shares of one of the corresponding Portfolios of the Funds. Additional Subaccounts may be added in the future.

The Separate Account will purchase and redeem shares from the Funds at net asset value. KILICO will redeem shares of the Funds as necessary to provide benefits, to deduct charges under the Contracts and to transfer assets from one Subaccount to another as requested by Contract Owners. All dividends and capital gains distributions received by the Separate Account from a Portfolio of a Fund will be reinvested in such Portfolio at net asset value and retained as assets of the corresponding Subaccount.

The Separate Account's financial statements appear in the Statement of Additional Information.

THE FUNDS

The Separate Account invests in shares of the Investors Fund Series, the Scudder Variable Life Investment Fund, the Janus Aspen Series and the Warburg Pincus Trust, open-end, management investment companies. Registration of the Funds by the Securities and Exchange Commission does not involve supervision of their management, investment practices or policies by the Commission. The Funds are designed to provide investment vehicles for variable life insurance and variable annuity contracts and, in the case of the Janus Aspen Series and the Warburg Pincus Trust, certain qualified retirement plans. Shares of the Funds are sold only to insurance company separate accounts and qualified retirement plans. In addition to selling shares to separate accounts of KILICO and its affiliates, shares of the Funds may be sold to separate accounts of insurance companies not affiliated with KILICO. It is conceivable that in the future it may be disadvantageous for variable life insurance separate accounts and variable annuity separate accounts of companies unaffiliated with KILICO, or for variable life insurance separate accounts, variable annuity separate accounts and qualified retirement plans to invest simultaneously in the Funds. Currently, neither KILICO nor the Funds foresee any such disadvantages to variable life insurance owners, variable annuity owners or qualified retirement plans. Management of the Funds has an obligation to monitor events to identify material conflicts between such owners and determine what action, if any, should be taken. In addition, if KILICO believes that a Fund's response to any of those events or conflicts insufficiently protects Contract Owners, it will take appropriate action on its own.

A Fund may consist of separate Portfolios. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the investment performance of one Portfolio has no effect on the investment performance of any other Portfolio.

The twenty-eight Portfolios are summarized below:

INVESTORS FUND SERIES

KEMPER MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of principal from a portfolio of high quality money market instruments.

KEMPER GOVERNMENT SECURITIES PORTFOLIO seeks high current return consistent with preservation of capital from a portfolio composed primarily of U.S. Government securities.

KEMPER INVESTMENT GRADE BOND PORTFOLIO seeks high current income by investing primarily in a diversified portfolio of investment grade debt securities.

KEMPER GLOBAL INCOME PORTFOLIO seeks to provide high current income consistent with prudent total return asset management.

KEMPER HORIZON 5 PORTFOLIO, designed for investors with approximately a 5 year investment horizon, seeks income consistent with preservation of capital, with growth of capital as a secondary objective.

KEMPER HIGH YIELD PORTFOLIO seeks to provide a high level of current income by investing in fixed-income securities.

KEMPER HORIZON 10+ PORTFOLIO, designed for investors with approximately a 10+ year investment horizon, seeks a balance between growth of capital and income, consistent with moderate risk.

KEMPER TOTAL RETURN PORTFOLIO seeks a high total return, a combination of income and capital appreciation, by investing in a combination of debt securities and common stocks.

KEMPER HORIZON 20+ PORTFOLIO, designed for investors with approximately a 20+ year investment horizon, seeks growth of capital, with income as a secondary objective.

KEMPER VALUE+GROWTH PORTFOLIO seeks growth of capital through professional management of a portfolio of growth and value stocks.

KEMPER BLUE CHIP PORTFOLIO seeks growth of capital and of income.

KEMPER INTERNATIONAL PORTFOLIO seeks total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

KEMPER CONTRARIAN VALUE PORTFOLIO seeks to achieve a high rate of total return from a portfolio primarily of value stocks of larger companies.

KEMPER SMALL CAP VALUE PORTFOLIO seeks long-term capital appreciation from a portfolio primarily of value stocks of smaller companies.

KEMPER SMALL CAP GROWTH PORTFOLIO seeks maximum appreciation of investors' capital from a portfolio primarily of growth stocks of smaller companies.

KEMPER GROWTH PORTFOLIO seeks maximum appreciation of capital through diversification of investment securities having potential for capital appreciation.

KEMPER GLOBAL BLUE CHIP PORTFOLIO seeks long-term growth of capital through a diversified worldwide portfolio of marketable securities, primarily equity securities, including common stocks, preferred stocks and debt securities convertible into common stocks.

KEMPER INTERNATIONAL GROWTH AND INCOME PORTFOLIO seeks a long-term growth of capital and current income, primarily from foreign equity securities.

KEMPER-DREMAN HIGH RETURN EQUITY PORTFOLIO seeks to achieve a high rate of total return.

KEMPER-DREMAN FINANCIAL SERVICES PORTFOLIO seeks long-term capital appreciation by investing primarily in common stocks and other equity securities of companies in the financial services industry believed by the Portfolio's investment manager to be undervalued.

SCUDDER VARIABLE LIFE INVESTMENT FUND

SCUDDER VLIF GLOBAL DISCOVERY PORTFOLIO seeks above-average capital appreciation over the long term by investing primarily in the equity securities of small companies located throughout the world.

SCUDDER VLIF GROWTH AND INCOME PORTFOLIO seeks long-term growth of capital, current income and growth of income from a portfolio consisting primarily of common stocks and securities convertible into common stocks.

SCUDDER VLIF INTERNATIONAL PORTFOLIO seeks long-term growth of capital principally from a diversified portfolio of foreign equity securities.

SCUDDER VLIF CAPITAL GROWTH PORTFOLIO seeks to maximize long-term capital growth from a portfolio consisting primarily of equity securities.

JANUS ASPEN SERIES

JANUS GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified Portfolio that pursues its objective by investing in common stocks of companies of any size. This Portfolio generally invests in larger, more established issuers.

JANUS GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

WARBURG PINCUS TRUST

WARBURG EMERGING MARKETS PORTFOLIO seeks long-term growth of capital.

WARBURG POST-VENTURE CAPITAL PORTFOLIO seeks long-term growth of capital by investing primarily in equity securities of issuers in their post-venture-capital stage of development and pursues an aggressive investment strategy.

                               ------------------

There is no assurance that any of the Portfolios of the Funds will achieve their objective as stated in their prospectuses. More detailed information, including a description of risks involved in investing in each of the Subaccounts that invest in the Funds, may be found in the corresponding prospectuses for the Funds, attached hereto, and the Funds' Statements of Additional Information available upon request from KILICO. Read the prospectuses carefully before investing.

Scudder Kemper Investments, Inc. ("SKI"), an affiliate of KILICO, is the investment manager for the twenty available Portfolios of the Investors Fund Series and the four available Portfolios of the Scudder Variable Life Investment Fund. Zurich Investment Management Limited ("ZIML"), an affiliate of SKI, is the sub-adviser for the Kemper International Portfolio. Under the terms of the Sub-Advisory Agreement with SKI, ZIML renders investment advisory and management services with regard to that portion of this Portfolio's assets as may be allocated by SKI to ZIML from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Dreman Value Management L.L.C. ("DVM") serves as sub-adviser for the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios. Under the terms of the sub-advisory agreement between SKI and DVM for each Portfolio, DVM manages the investment and reinvestment of each Portfolio's assets in accordance with the investment objectives, policies and limitations and subject to the supervision of SKI and the Board of Trustees. Janus Capital Corporation is the investment adviser for the two available Portfolios of the Janus Aspen Series. Warburg Pincus Asset Management, Inc. is the investment adviser for the two available Portfolios of the Warburg Pincus Trust. The investment advisers are paid fees for their services by the Funds they manage. KILICO may receive compensation from the Funds or the investment advisers of the Funds for services related to the Funds. Such compensation will be consistent with the services rendered or the cost savings resulting from the arrangement.

For their services to the Portfolios, the managers receive compensation at the following rates:

INVESTORS FUND SERIES

For its services, SKI is paid a management fee based upon the average daily net assets of each Portfolio, as follows: Kemper Money Market (.50 of 1%),

Kemper Government Securities (.55 of 1%), Kemper Investment Grade Bond (.60 of 1%), Kemper Global Income (.75 of 1%), Kemper Horizon 5 (.60 of 1%), Kemper High Yield (.60 of 1%), Kemper Horizon 10+ (.60 of 1%), Kemper Total Return (.55 of 1%), Kemper Horizon 20+ (.60 of 1%), Kemper Value+Growth (.75 of 1%), Kemper Blue Chip (.65 of 1%), Kemper International (.75 of 1%), Kemper Contrarian Value (.75 of 1%), Kemper Small Cap Value (.75 of 1%), Kemper Small Cap Growth (.65 of 1%), Kemper Growth (.60 of 1%), Kemper Global Blue Chip (1.00% for the first $250 million, .95% for the next $750 million and .90% over $1 billion), Kemper International Growth and Income (.70 of 1%), Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services (.75% for the first $250 million, .72% for the next $750 million, .70% for the next $1.5 billion, .68% for the next $2.5 billion, .65% for the next $2.5 billion, .64% for the next $2.5 billion, .63% for the next $2.5 billion and .62% over $12.5 billion). SKI pays ZIML for its services as sub-adviser for the Kemper International Portfolio and the Kemper Global Income Portfolio a sub-advisory fee, payable monthly, at an annual rate of .35 of 1% and .30 of 1%, respectively, of the average daily net assets of such Portfolios. SKI pays DVM for its services as sub-adviser for the Kemper-Dreman High Return Equity and Kemper-Dreman Financial Services Portfolios a sub-advisory fee, payable monthly, at the annual rate of .24% of the first $250 million of each Portfolio's average daily net assets, .23% of the average daily net assets between $250 million and $1 billion, .224% of average daily net assets between $1 billion and $2.5 billion, .218% of average daily net assets between $2.5 billion and $5 billion, .208% of average daily net assets between $5 billion and $7.5 billion, .205% of average daily net assets between $7.5 billion and $10 billion, .202% of average daily net assets between $10 billion and $12.5 billion and .198% of each Portfolio's average daily net assets over $12 billion.

SCUDDER VARIABLE LIFE INVESTMENT FUND

For its advisory services to the Portfolios, SKI receives compensation monthly at the following annual rate for each Portfolio:

                                                     PERCENT OF THE AVERAGE
                                                     DAILY NET ASSET VALUES
                     PORTFOLIO                         OF EACH PORTFOLIO
                     ---------                       ----------------------
Scudder VLIF Global Discovery.......................         .975%
Scudder VLIF Growth and Income......................         .475%
Scudder VLIF International..........................         .875%
Scudder VLIF Capital Growth.........................         .475%

JANUS ASPEN SERIES

Janus Capital Corporation receives a monthly advisory fee for the Janus Growth Portfolio and Janus Growth and Income Portfolio based on the following schedule (expressed as an annual rate):

     AVERAGE DAILY NET
    ASSETS OF PORTFOLIO       ANNUAL RATE
    -------------------       -----------
First $300,000,000..........     .75%
Next $200,000,000...........     .70%
Over $500,000,000...........     .65%

However, Janus Capital Corporation has agreed to reduce each of the above Portfolios' advisory fees to the extent that such fee exceeds the effective rate of a fund managed by Janus Capital Corporation with similar investment objective and policies.

WARBURG PINCUS TRUST

Warburg Pincus Asset Management, Inc. receives a monthly advisory fee based upon the average daily net assets of each Warburg Portfolio, as follows: Emerging Markets .81% and Post-Venture Capital 1.07% (after waivers and/or reimbursements).

CHANGE OF INVESTMENTS

KILICO reserves the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares held by the Separate Account or that the Separate Account may purchase. KILICO reserves the right to eliminate the shares of any of the Portfolios of the Funds and to substitute shares of another Portfolio of the Funds or of another investment company, if the shares of a Portfolio are no longer available for investment, or if in its judgment further investment in any Portfolio becomes inappropriate in view of the purposes of the Separate Account. KILICO will not substitute any shares attributable to a Contract Owner's interest in a Subaccount of the Separate Account without notice to the Contract Owner and prior approval of the Commission, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Contract Owners.

KILICO also reserves the right to establish additional subaccounts of the Separate Account, each of which would invest in a new portfolio of the Funds, or in shares of another investment company, with a specified investment objective. New subaccounts may be established when, in the sole discretion of KILICO, marketing needs or investment conditions warrant, and any new subaccounts may be made available to existing Contract Owners as determined by KILICO. KILICO may also eliminate or combine one or more subaccounts, transfer assets, or it may substitute one subaccount for another subaccount, if, in its sole discretion, marketing, tax, or investment conditions warrant. KILICO will notify all Contract Owners of any such changes.

If deemed by KILICO to be in the best interests of persons having voting rights under the Contract, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) deregistered under that Act in the event such registration is no longer required; or (c) combined with other KILICO separate accounts. To the extent permitted by law, KILICO may also transfer the assets of the Separate Account associated with the Contract to another separate account, or to the General Account.

PERFORMANCE INFORMATION

From time to time, the Separate Account may advertise several types of performance information for the Subaccounts. All Subaccounts may advertise standardized "average annual total return" and nonstandardized "total return." The Kemper High Yield Subaccount, Kemper Government Securities Subaccount and Kemper Investment Grade Bond Subaccount may also advertise "yield". The Kemper Money Market Subaccount may advertise "yield" and "effective yield." Each of these figures is based upon historical earnings and is not necessarily representative of the future performance of a Subaccount.

Standardized average annual total return and nonstandardized total return calculations measure the net income of a Subaccount plus the effect of any realized or unrealized appreciation or depreciation of the underlying investments in the Subaccount for the period in question. Standardized average annual total return and nonstandardized total return will be quoted for periods of at least one year, three years, five years and ten years, if applicable, and a period covering the time the underlying Portfolio has been held in the Subaccount (life of Subaccount) for standardized average annual total return or a period covering the time the underlying Portfolio has been in existence (life of Portfolio) for nonstandardized total return. This information will be current for a period ending with the most recent calendar quarter for standardized average annual total return and the most recent calendar month for nonstandardized total return. Standardized average annual total return figures are annualized, and therefore, represent the average annual percentage change in the value of an investment in a Subaccount over the applicable period. Nonstandardized total return may include annualized and nonannualized (cumulative) figures. Nonannualized figures represent the actual percentage change over the applicable period.

Yield is a measure of the net dividend and interest income earned over a specific one month or 30-day period (seven-day period for the Kemper Money Market Subaccount) expressed as a percentage of the value of the Subaccount's Accumulation Units. Yield is an annualized figure, which means that it is assumed that the Subaccount generates the same level of net income over a one year period which is compounded on a semi-annual basis. The effective yield for the Kemper Money Market Subaccount is calculated similarly but includes the effect of assumed compounding calculated under rules prescribed by the

Securities and Exchange Commission. The Kemper Money Market Subaccount's effective yield will be slightly higher than its yield due to this compounding effect.

The Subaccounts' units are sold at Accumulation Unit value. The Subaccounts' performance figures and Accumulation Unit values will fluctuate. Units of the Subaccounts are redeemable by an investor at Accumulation Unit value, which may be more or less than original cost. The performance figures include the deduction of all expenses and fees, including a prorated portion of the Records Maintenance Charge. Redemptions within the first seven years after purchase may be subject to a Withdrawal Charge that ranges from 7% the first year to 0% after seven years. Yield, effective yield and nonstandardized total return figures do not include the effect of any Withdrawal Charge that may be imposed upon the redemption of units, and thus may be higher than if such charges were deducted. Standardized average annual total return figures include the effect of the applicable Withdrawal Charge that may be imposed at the end of the period in question.

The Subaccounts may be compared to relevant indices and performance data from independent sources. From time to time, the Separate Account may quote information from publications such as MORNINGSTAR, INC., THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BARRON'S, FORTUNE, THE CHICAGO TRIBUNE, USA TODAY, INSTITUTIONAL INVESTOR, NATIONAL UNDERWRITER, SELLING LIFE INSURANCE, BROKER WORLD, REGISTERED REPRESENTATIVE, INVESTMENT ADVISOR and VARDS.

Additional information concerning a Subaccount's performance and these indices and independent sources is provided in the Statement of Additional Information.

                              FIXED ACCOUNT OPTION

CONTRIBUTIONS UNDER THE FIXED ACCOUNT OF THE CONTRACT AND TRANSFERS TO THE FIXED ACCOUNT BECOME PART OF THE GENERAL ACCOUNT OF THE INSURANCE COMPANY, WHICH SUPPORTS INSURANCE AND ANNUITY OBLIGATIONS. BECAUSE OF EXEMPTIVE AND EXCLUSIONARY PROVISIONS, INTERESTS IN THE GENERAL ACCOUNT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("1933 ACT") NOR IS THE GENERAL ACCOUNT REGISTERED AS AN INVESTMENT COMPANY UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT"). ACCORDINGLY, NEITHER THE GENERAL ACCOUNT NOR ANY INTERESTS THEREIN GENERALLY ARE SUBJECT TO THE PROVISIONS OF THE 1933 OR 1940 ACTS AND KILICO HAS BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURES IN THIS PROSPECTUS WHICH RELATE TO THE FIXED PORTION. DISCLOSURES REGARDING THE FIXED PORTION OF THE CONTRACT AND THE GENERAL ACCOUNT, HOWEVER, MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

The Contracts offer a Fixed Account Option under which KILICO pays a fixed interest rate for stated periods. This Prospectus describes only the element of the Contract pertaining to the Separate Account except where it makes specific reference to fixed accumulation and annuity elements.

The Contracts guarantee that payments allocated to the Fixed Account will earn a minimum fixed interest rate of 3%. KILICO, at its discretion, may credit interest in excess of 3%. KILICO reserves the right to change the rate of excess interest credited as provided under the terms of the Contract. KILICO also reserves the right to declare separate rates of excess interest for Purchase Payments or amounts transferred at designated times, with the result that amounts at any given designated time may be credited with a higher or lower rate of excess interest than the rate or rates of excess interest previously credited to such amounts and Purchase Payments paid or amounts transferred at any other designated time.

                                 THE CONTRACTS

A. GENERAL INFORMATION.

The minimum initial Purchase Payment is $1,000 and the minimum subsequent payment is $500. A Contract Owner may make Purchase Payments by authorizing KILICO to draw on an account of the Contract Owner via check or electronic debit, in which case the minimum subsequent payment is $100. Purchase Payments in excess of $1,000,000 require the prior approval of KILICO. The maximum annual amount of Purchase Payments may also be limited by the provisions of the retirement plan pursuant to which the Contract has been purchased. An allocation to a Subaccount, the Fixed Account or a Guarantee Period must be at least $500.

KILICO may at any time amend the Contract in accordance with changes in the law, including applicable tax laws, regulations or rulings, and for other purposes.

A Contract Owner is allowed a "free look" period (generally 10 days, subject to state variation) after receiving the Contract, to review it and decide whether or not to keep it. If the Contract Owner decides to return the Contract, it may be cancelled by delivering or mailing it to KILICO. Upon receipt by KILICO, the Contract will be cancelled and a refund will be made. The amount of the refund will depend on the state in which the Contract is issued; however, it generally will be an amount at least equal to the Separate Account Contract Value plus amounts allocated to the General Account and the Guarantee Periods on the date of receipt by KILICO, without any deduction for Withdrawal Charges or Records Maintenance Charges. However, in some states applicable law requires that the amount of the Purchase Payment be returned. In addition, a special "free look" period applies in some circumstances to Contracts issued as individual retirement annuities under Section 408 of the Code or as Roth IRAs under Section 408A of the Code.

During the Accumulation Period, the Contract Owner may assign the Contract or change a Beneficiary at any time by filing such assignment or change with

KILICO's home office at 1 Kemper Drive, Long Grove, Illinois 60049. No assignment or Beneficiary change shall be binding on KILICO until received by KILICO. KILICO assumes no responsibility for the validity of such assignment or Beneficiary change. An assignment may subject the Owner to immediate tax liability. (See "Tax Treatment of Withdrawals, Loans and Assignments.")

Amounts payable during the Annuity Period may not be assigned or encumbered and, to the extent permitted by law, are not subject to levy, attachment or other judicial process for the payment of the payee's debts or obligations.

The Beneficiary is designated by the Owner. If a Beneficiary is not named, or if no named Beneficiary survives, the Beneficiary shall be the deceased Annuitant's or deceased Owner's estate.

A change of Beneficiary designation under a Qualified Plan Contract may be prohibited by the provisions of the applicable plan. Generally, an interest in a Qualified Plan Contract may not be assigned.

B. THE ACCUMULATION PERIOD.

1. APPLICATION OF PURCHASE PAYMENTS.

Purchase Payments are allocated to the Subaccount(s), Guarantee Periods, or Fixed Account as selected by the Contract Owner. The amount of each Purchase Payment credited to a Subaccount will be based on the next computed value of an Accumulation Unit following receipt of payment in proper form by KILICO. The value of an Accumulation Unit is determined when the net asset values of the Portfolios of the Fund are calculated, which is generally at 3:00 p.m. Chicago time on each day that the New York Stock Exchange is open for trading. Purchase Payments allocated to a Guarantee Period or to the Fixed Account will begin earning interest one day after receipt in proper form. However, with respect to initial Purchase Payments, the amount will be credited only after an affirmative determination by KILICO to issue the Contract, but no later than the second day following receipt of the Purchase Payment. After the initial purchase, the number of Accumulation Units credited is determined by dividing the Purchase Payment amount allocated to a Subaccount by the Accumulation Unit value which is next computed following receipt by KILICO of any Purchase Payment in good funds. Purchase Payments will not be received except on those days when the New York Stock Exchange is open for trading.

The number of Accumulation Units will not change because of a subsequent change in value. The dollar value of an Accumulation Unit will vary to reflect the investment experience of the Subaccount and the assessment of charges against the Subaccount other than the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge. The number of Accumulation Units will be reduced upon assessment of the Records Maintenance Charge and Guaranteed Retirement Income Benefit Charge.

If KILICO has not been provided with information sufficient to establish a Contract or to properly credit such Purchase Payment, it will promptly request that the necessary information be furnished. If the requested information is not furnished within five (5) business days of initial receipt of the Purchase Payment, or if KILICO determines that it cannot otherwise issue the Contract within the five (5) day period, the Purchase Payment will be returned to the Owner, unless the Owner specifically consents to KILICO retaining the purchase payment until the application is made complete.

KILICO will issue a Contract without having previously received a signed application from the applicant in the following circumstances. A dealer may inform KILICO of an applicant's answers to the questions necessary to issue a Contract by transmitting to KILICO the applicable data in writing or by electronic means. The dealer will also cause the initial Purchase Payment to be paid to KILICO. If the information is in good order, KILICO will issue the Contract. The Contract will be delivered to the owner with a letter requesting the Owner to sign and return to KILICO a confirmation of the correctness of the information in the Contract.

2. ACCUMULATION UNIT VALUE.

Each Subaccount has an Accumulation Unit value. When Purchase Payments or other amounts are allocated to a Subaccount, a number of units are purchased based on the Subaccount's Accumulation Unit value at the end of the Valuation Period during which the allocation is made. When amounts are transferred out of or deducted from a Subaccount, units are redeemed in a similar manner.

The Accumulation Unit value for each subsequent Valuation Period is the investment experience factor for that period multiplied by the Accumulation Unit value for the immediately preceding period. Each Valuation Period has a single Accumulation Unit value which is applied to each day in the period.

Each Subaccount has its own investment experience factor. The investment experience of the Separate Account is calculated by applying the investment experience factor to the Accumulation Unit value in each Subaccount during a Valuation Period.

The investment experience factor of a Subaccount for a Valuation Period is determined by dividing (1) by (2) and subtracting (3) from the result, where:

     (1) is the net result of:

         a. the net asset value per share of the investment held in the Subaccount determined at the end of the current Valuation Period; plus
         b. the per share amount of any dividend or capital gain distributions made by the investments held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus
         c. a charge or credit for any taxes reserved for the current Valuation Period which KILICO determines to have resulted from the investment operations of the Subaccount;

     (2) is the net asset value per share of the investment held in the Subaccount, determined at the end of the last prior Valuation Period;

     (3) is the factor representing the mortality and expense risk and administrative cost charge stated in the Contract for the number of days in the Valuation Period.

3. GUARANTEE PERIODS OF THE MVA OPTION.

An Owner may select, on the application form or with the initial order to purchase, one or more Guarantee Periods with durations of one to ten years. Any subsequent Purchase Payments are allocated to Guarantee Periods as selected by the Owner. The Guarantee Period, for each Purchase Payment or portion thereof, selected by the Owner determines the Guaranteed Interest Rate. KILICO pays interest at the Guaranteed Interest Rates in effect at the time the Purchase Payment is received. The Guaranteed Interest Rate applies for the entire duration of the Guarantee Period for that Purchase Payment remaining in the Guarantee Period. Interest is credited daily at a rate equivalent to the effective annual rate.

Set forth below is an illustration of how KILICO will credit interest during a Guarantee Period. For the purpose of this example, certain assumptions were made as indicated.

                EXAMPLE OF GUARANTEED INTEREST RATE ACCUMULATION

Purchase Payment:              $40,000
Guarantee Period:              5 Years
Guaranteed Interest Rate:      4.0% Effective Annual Rate

                             INTEREST CREDITED       CUMULATIVE
YEAR                            DURING YEAR       INTEREST CREDITED
----                         -----------------    -----------------
1........................        $1,600.00            $1,600.00
2........................         1,664.00             3,264.00
3........................         1,730.56             4,994.56
4........................         1,799.78             6,794.34
5........................         1,871.77             8,666.11

Accumulated Value at the end of 5 years is:
                        $40,000 + $8,666.11 = $48,666.11

NOTE: THIS EXAMPLE ASSUMES NO WITHDRAWALS OF ANY AMOUNT DURING THE ENTIRE FIVE-YEAR PERIOD. A MARKET VALUE ADJUSTMENT AND A WITHDRAWAL CHARGE APPLY TO ANY INTERIM WITHDRAWAL OR TRANSFER (SEE, "WITHDRAWAL DURING ACCUMULATION PERIOD" AND "TRANSFER DURING ACCUMULATION PERIOD.") THE HYPOTHETICAL INTEREST RATES ARE ILLUSTRATIVE ONLY AND ARE NOT INTENDED TO PREDICT FUTURE INTEREST RATES TO BE GUARANTEED UNDER THE CONTRACT.

ACTUAL INTEREST RATES GUARANTEED FOR ANY GIVEN TIME MAY BE MORE OR LESS THAN THOSE SHOWN.

At the end of any Guarantee Period, a subsequent Guarantee Period begins. KILICO provides written notification of the beginning of a subsequent Guarantee Period. The subsequent Guarantee Period automatically renews for the same duration as the terminating Guarantee Period unless the Owner elects another Guarantee Period within thirty days after the end of the terminating Guarantee Period. The Owner may choose a different Guarantee Period by preauthorized telephone instructions or written notification to KILICO within thirty days after the beginning of the subsequent Guarantee Period (or such longer period as stated in KILICO's notification). An Owner should not select a subsequent Guarantee Period that would extend beyond the Annuity Date then in effect for that Contract as the Guarantee Period Amount available for annuitization in such Guarantee Period would be subject to a Market Value Adjustment and any applicable Withdrawal Charge. (See "Market Value Adjustment" below.)

The amount reinvested at the beginning of any subsequent Guarantee Period is equal to the Guarantee Period Value in the Guarantee Period just ended. The Guaranteed Interest Rate in effect when the subsequent Guarantee Period begins applies for the entire duration of the subsequent Guarantee Period.

An Owner may call 1-800-621-5001 or write to KILICO, 1 Kemper Drive, Long Grove, Illinois 60049 for the subsequent Guaranteed Interest Rates.

4. ESTABLISHMENT OF GUARANTEED INTEREST RATES.

KILICO declares the Guaranteed Interest Rates for each of the ten durations of Guarantee Periods from time to time as market conditions dictate, but once established, rates will be guaranteed for the duration of the respective Guarantee Periods. KILICO advises an Owner of the Guaranteed Interest Rate for a chosen Guarantee Period at the time a Purchase Payment is received, a transfer is effectuated or a Guarantee Period renews. Any portion of an Owner's Accumulated Guarantee Period Value withdrawn from the MVA Option will be subject to any applicable Withdrawal Charge and Records Maintenance Charge and may be subject to a Market Value Adjustment. (See "Market Value Adjustment" below.)

KILICO has no specific formula for establishing the Guaranteed Interest Rates for the Guarantee Periods. The determination may be influenced by, but not necessarily correspond to, interest rates generally available on the types of investments acquired with the Purchase Payments received under the Contracts. (See "The MVA Option".) KILICO, in determining Guaranteed Interest Rates, may also consider, among other factors, the duration of a Guarantee Period, regulatory and tax requirements, sales commissions and administrative expenses borne by KILICO, and general economic trends.

KILICO'S MANAGEMENT MAKES THE FINAL DETERMINATION OF THE GUARANTEED INTEREST RATES TO BE DECLARED. KILICO

CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES.

5. CONTRACT VALUE.

Separate Account Contract Value on any Valuation Date can be determined by multiplying the total number of Accumulation Units credited to the Contract for a Subaccount by the value of an Accumulation Unit for that Subaccount on that Valuation Date, then adding the values of the Owner's Contract interest in each Subaccount in which the Contract is participating. That amount, when added to the Owner's Accumulated Guarantee Period Value in the MVA Option and the Owner's Contract interest in the Fixed Account, equals the Contract Value.

6. TRANSFER DURING ACCUMULATION PERIOD.

During the Accumulation Period, a Contract Owner may transfer the Contract Value among the Subaccounts, the Guarantee Periods and the Fixed Account subject to the following provisions: (i) the amount transferred must be at least $100 unless the total Contract Value attributable to a Subaccount, Guarantee Period or Fixed Account is being transferred; (ii) the Contract Value remaining in a Subaccount, Guarantee Period or Fixed Account must be at least $500 unless the total value was transferred; (iii) transfers may not be made from any Subaccount to the Fixed Account for a period of six months following any transfer from the Fixed Account into one or more Subaccounts; and (iv) transfers from the Fixed Account may be made one time during the Contract year in the thirty day period following an anniversary of a Contract year. KILICO reserves the right to charge a fee of $25 for each transfer in excess of 12 transfers per calendar year. In addition, transfers of all or a portion of Guarantee Period Value will be subject to the Market Value Adjustment described below unless the transfer is effective within thirty days after the end of the applicable Guarantee Period. Because a transfer before the end of a Guarantee Period is subject to a Market Value Adjustment, the amount actually transferred from the Guarantee Period may be more or less than the requested specific dollar amount.

KILICO will make transfers pursuant to proper written or telephone instructions which specify in detail the requested changes. Transfers involving a Subaccount will be based upon the Accumulation Unit values next determined following receipt of valid, complete transfer instructions by KILICO. The transfer privilege may be suspended, modified or terminated at any time (subject to state requirements). KILICO disclaims all liability for acting in good faith in following instructions which are given in accordance with procedures established by KILICO, including requests for personal identifying information, that are designed to limit unauthorized use of the privilege. Therefore, a Contract Owner would bear the risk of loss in the event of a fraudulent telephone transfer.

If a Contract Owner authorizes a third party to transact transfers on the Contract Owner's behalf, KILICO will reallocate the Contract Value pursuant to the instructions from such third party. However, KILICO does not offer or participate in any asset allocation program and takes no responsibility for any third party asset allocation program. KILICO may suspend or cancel acceptance of a third party's instructions at any time and may restrict the investment options that will be available for transfer under third party authorizations.

A Contract Owner may elect to have transfers made automatically among the Subaccounts of the Separate Account on an annual, semiannual or quarterly basis so that Contract Value is reallocated to match the percentage allocations in the Contract Owner's predefined allocation elections. Transfers under this program will not be subject to the $100 minimum transfer amounts described above. An election to participate in the automatic asset reallocation program must be in writing in the form prescribed by KILICO and returned to KILICO at its home office.

7. WITHDRAWAL DURING ACCUMULATION PERIOD.

The Contract Owner may redeem all or a portion of the Contract Value and previous withdrawals, plus or minus any applicable Market Value Adjustment and less any Withdrawal Charge. Withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. (See "Federal Tax Matters.") A withdrawal of the entire Contract Value is called a surrender.

A Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges, less prior withdrawals that were previously assessed a Withdrawal Charge, and (ii) 10% of the Contract Value in any Contract Year, without assessment of any Withdrawal Charge. If the Contract Owner withdraws an amount in excess of the above amount in any Contract Year, the excess amount of Purchase Payments withdrawn are subject to a Withdrawal Charge. The Withdrawal Charge is 7% in the first Contribution Year, 6% in the second Contribution Year, 5% in the third and fourth Contribution Years, 4% in the fifth Contribution Year, 3% in the sixth Contribution Year, 2% in the seventh Contribution Year and 0% in the eighth and later Contribution Years.

In the case of a Contract invested other than solely in one Subaccount or Guarantee Period or the Fixed Account, a Contract Owner requesting a partial withdrawal must specify what portion of the Owner's Contract interest is to be redeemed. If a Contract Owner does not specify what portion of the Owner's Contract interest is to be redeemed, KILICO will redeem Accumulation Units from all Subaccounts, Guarantee Periods and the Fixed Account in which the Contract Owner has an interest. The number of Accumulation Units redeemed from each Subaccount and the amount redeemed from the Guarantee Periods and the Fixed Account will be in approximately the same proportion which the Owner's Contract interest in each Subaccount, Guarantee Period and in the

Fixed Account bears to the Contract Value. In all cases, the Accumulation Units attributable to the earliest Contribution Years will be redeemed first.

The Contract Owner may request a partial withdrawal subject to the following conditions:

     (1) Partial withdrawals are not permitted from the Fixed Account in the first Contract Year.

     (2) The amount requested must be at least $100 (before application of the Market Value Adjustment), or the Owner's entire interest in the Subaccount, Guarantee Period or the Fixed Account from which withdrawal is requested.

     (3) The Owner's Contract interest in the Subaccount, Guarantee Period or the Fixed Account from which the withdrawal is requested must be at least $500 after the withdrawal is completed unless the total value was withdrawn.

Election to withdraw shall be made in writing to KILICO at Suite 102, 1290 Silas Deane Highway, Wethersfield, CT 06109 and should be accompanied by the Contract if the request is for total withdrawal. Withdrawal requests will not be received except on KILICO business days which are those days when the New York Stock Exchange is open for trading. The Withdrawal Value attributable to the Subaccounts is determined on the basis of the Accumulation Unit values next computed following receipt of the request in proper order. The Withdrawal Value attributable to the Subaccounts will be paid within seven (7) days after the date a proper written request is received by KILICO provided, however, that KILICO may suspend the right of withdrawal or delay payment more than seven (7) days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets a Portfolio of the Fund normally utilizes is restricted or an emergency exists as determined by the Securities and Exchange Commission, so that disposal of the Subaccount's investments or determination of its Accumulation Unit value is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of Contract Owners or Unitholders. For withdrawal requests from the MVA Option and the Fixed Account, KILICO may defer any payment for the period permitted by the appropriate state of jurisdiction, but in no event for more than six months after the written request is received by KILICO. During the period of deferral, interest at the current Guaranteed Interest Rate for the same Guarantee Period as declared by KILICO, will continue to be credited.

8. MARKET VALUE ADJUSTMENT.

Any withdrawal (except payments of death benefits), transfer or any annuitization of Guarantee Period Value other than if effected during the "free look" period or within 30 days after a Guarantee Period terminates, may be adjusted up or down by the application of a Market Value Adjustment. The Market

Value Adjustment is applied to the amount being withdrawn before deduction of any applicable Withdrawal Charge.

The Market Value Adjustment reflects the relationship between (a) the currently established interest rate ("Current Interest Rate") for a Guarantee Period equal to the remaining length of the Guarantee Period, rounded to the next higher number of complete years, and (b) the Guaranteed Interest Rate applicable to the amount being withdrawn. Generally, if the Guaranteed Interest Rate is the same or lower than the applicable Current Interest Rate, then the application of the Market Value Adjustment results in a reduced Market Adjusted Value and hence a lower payment upon withdrawal. Thus, it is possible that the amount available on withdrawal could be less than the original Purchase Payment or the original amount allocated to a Guarantee Period if interest rates increase. Conversely, if the Guaranteed Interest Rate is higher than the applicable Current Interest Rate, the application of the Market Value Adjustment results in an increased Market Adjusted Value and, hence, a higher payment upon withdrawal.

The Market Value Adjustment (MVA) is determined by the application of the following formula:

                          (1 + I)
  MVA    =  MPV    X   [[   ------- ]  (t/365)  -1 ]
                          (1 + J)

     Where I is the Guaranteed Interest Rate being credited to the Guarantee Period Value (MPV) subject to the Market Value Adjustment,

     J is the Current Interest Rate declared by KILICO, as of the effective date of the application of the Market Value Adjustment, for current allocations to a Guarantee Period the length of which is equal to the balance of the Guarantee Period for the Guarantee Period Value subject to the Market Value Adjustment, rounded to the next higher number of complete years, and

     t is the number of days remaining in the Guarantee Period.

For an illustration showing an upward and a downward adjustment, see Appendix A.

9. GUARANTEED DEATH BENEFIT.

A death benefit will be paid to the designated Beneficiary upon any of the following events during the Accumulation Period:

     1. the death of the Owner, or a joint owner,

     2. the death of the Annuitant if no contingent annuitant is named or if the contingent annuitant does not survive the Annuitant, or

     3. if a contingent annuitant is named and survives the Annuitant, the death of the contingent annuitant.

The amount of the death benefit will depend on the age of the deceased Owner or Annuitant at the time the death benefit becomes payable. If the deceased Owner or Annuitant had not attained age 91 prior to the date of death, the greatest of the following amounts will be paid to the designated Beneficiary: (a) the total amount of Purchase Payments, less the aggregate dollar amount of all previous partial withdrawals; (b) the Contract Value; (c) Purchase Payments less previous partial withdrawals accumulated at 5.00% interest per year to the earlier of the deceased's age 80 or the date of death plus the total amount of Purchase Payments less the aggregate dollar amount of all partial withdrawals from age 80 to the date of death; and (d) the greatest anniversary value immediately preceding the date of death determined as follows. The highest of the Contract Values on each Contract anniversary prior to the deceased's attainment of age 81 is determined. The greatest anniversary value is equal to this amount, increased by the dollar amount of any purchase payments made since that anniversary and reduced by any withdrawals since that anniversary. If the deceased had attained age 91 prior to the date of death, the Contract Value will be paid to the designated Beneficiary. The Owner or Beneficiary, as appropriate, may elect to have all or a part of the death proceeds paid to the Beneficiary under one of the Annuity Options described under "Annuity Options" below.

For Non-Qualified Plan Contracts, if the Beneficiary is the surviving spouse of the Owner, the surviving spouse may elect to be treated as the successor Owner of the Contract with no requirement to begin Death Benefit distribution.

10. GUARANTEED RETIREMENT INCOME BENEFIT.

Guaranteed Retirement Income Benefit is an optional benefit available under the Contract which provides a minimum amount of fixed annuity guaranteed lifetime income to the Annuitant subject to the conditions described below. The Guaranteed Retirement Income Benefit option must be elected on the initial application or order to purchase. The Owner may elect to discontinue this benefit any time after the seventh Contract anniversary by sending a written notice to KILICO. Once the benefit has been discontinued, it may not be elected again.

If the Guaranteed Retirement Income Benefit has been elected by the Contract Owner on the initial application or order to purchase and has not been discontinued by the Owner, it may be exercised only within thirty days following the seventh or later Contract anniversary. In addition, it may not be exercised prior to the Annuitant's attainment of age 60, nor later than attainment of age 91, except that if the age of the Annuitant on the Date of Issue of the Contract is below age 44, it may be exercised following the 15th or later Contract anniversary.

If the Guaranteed Retirement Income Benefit is exercised by an eligible Contract Owner, the amount of the annuity payments will be based on the greater of:

     1. the income provided by applying the Guaranteed Retirement Income Benefit base to the guaranteed annuity factors; and

     2. the income provided by applying the Contract Value to the current annuity factors.

For the above purposes, the Guaranteed Retirement Income Benefit base is equal to the amount of the Guaranteed Death Benefit that would have been paid under the Contract. This amount is equal to the greatest of the following amounts: (a) the total amount of Purchase Payments, less the aggregate dollar amount of all previous partial withdrawals; (b) the Contract Value; (c) Purchase Payments less previous partial withdrawals accumulated at 5.00% interest per year to the earlier of the Annuitant's age 80 or the date of exercise of the benefit plus the total amount of Purchase Payments less the aggregate dollar amount of all partial withdrawals from age 80 to the date of exercise; and (d) the greatest anniversary value immediately preceding the date of exercise of the benefit determined as follows. The highest of the Contract Values on each Contract anniversary prior to the Annuitant's attainment of age 81 is determined. The greatest anniversary value is equal to this amount, increased by the dollar amount of any purchase payments made since that anniversary and reduced by any withdrawals since that anniversary. The guaranteed annuity factors are based on the 1983a table projected using projection scale G, with interest at 2.5% (the "Annuity 2000" table), except that if the Guaranteed Retirement Income Benefit is exercised on the 10th year anniversary or later, its interest rate assumption will be 3.50%.

Because the Guaranteed Retirement Income Benefit is based on conservative actuarial factors, the level of income that it guarantees may often be less than the level that would be provided by applying the Contract Value to current annuity factors.

The Guaranteed Retirement Income Benefit will be paid in the amount determined above and will be paid for the life of the Annuitant with a period certain based on the Annuitant's age at the time the benefit is exercised and the type of Contract, as follows:

                    PERIOD CERTAIN YEARS
                 --------------------------
                 INDIVIDUAL
ANNUITANT'S AGE  RETIREMENT
  AT ELECTION     ANNUITY     NON-QUALIFIED
---------------  ----------   -------------
   15 to 75          10            10
      76              9            10
      77              8            10
      78              7            10
      79              7            10
      80              7            10
      81              7             9
      82              7             8
      83              7             7
      84              6             6
   85 to 90           5             5

                         CONTRACT CHARGES AND EXPENSES

Charges and deductions under the Contracts are made for KILICO's assumption of mortality and expense risk and administrative expenses, and for an annual Records Maintenance Charge. Subject to certain expense limitations, investment management fees and other expenses of the Funds are indirectly borne by the Contract Owner. KILICO will deduct state premium taxes from Contract Value when paid by KILICO. Where applicable, the dollar amount of state premium taxes previously paid or paid upon annuitization by KILICO will be charged back against the Contract Value when and if the Contract is annuitized. Additionally, where applicable, a Withdrawal Charge may be assessed by KILICO in the event of early withdrawal or early annuitization. A Guaranteed Retirement Income Benefit charge also applies if the Guaranteed Retirement Income Benefit is elected.

A. CHARGES AGAINST THE SEPARATE ACCOUNT.

During the Accumulation Period and the Annuity Period, KILICO assesses that portion of each Subaccount with a daily asset charge for mortality and expense risks and administrative costs, which amounts to an aggregate of 1.40% per annum (consisting of 1.25% for mortality and expense risks and .15% for administrative costs). The administrative charge is intended to cover the average anticipated administrative expenses to be incurred over the period the Contracts are in force. With an administrative charge based on a percentage of assets, however, there is not necessarily a direct relationship between the amount of the charge and the administrative costs of a particular account. Additionally, KILICO deducts an annual Records Maintenance Charge of $30 for each Contract as described below. The Records Maintenance Charge is not assessed during the Annuity Period.

These charges may be decreased by KILICO without notice but may not exceed the rate or amount shown above. If the daily asset charge is insufficient to cover the risks and costs, any loss or deficiency will fall on KILICO. Conversely, if the charges prove more than sufficient, the gain will accrue to KILICO, creating a profit which would be available for any proper corporate purpose including, among other things, payment of distribution expenses.

1. RECORDS MAINTENANCE CHARGE.

KILICO will assess an annual Records Maintenance Charge of $30 during the Accumulation Period against each Contract which has a Contract Value of less than $50,000 on the date of assessment whether or not any Purchase Payments have been made during the year. The charge is assessed at the end of each Contract Year, on surrender of a Contract and on surrender upon annuitization. This charge is to reimburse KILICO for expenses incurred in establishing and maintaining the records relating to the Contract. The imposition of the Records Maintenance Charge will constitute a reduction in the net assets of each Subaccount, Guarantee Period and the Fixed Account.

At any time the Records Maintenance Charge is assessed, an equal portion of the applicable charge will be assessed against each Subaccount, Guarantee Period and the Fixed Account in which the Contract is participating and a number of Accumulation Units sufficient to equal the proper portion of the charge will be redeemed from each Subaccount, and an amount deducted from the Fixed Account Contract Value and Guarantee Period Value to meet the assessment.

2. MORTALITY RISK.

Variable Annuity payments reflect the investment experience of each Subaccount but are not affected by changes in actual mortality experience or by actual expenses incurred by KILICO.

The mortality risk assumed by KILICO arises from two contractual obligations. First, in case of the death of the Contract Owner or of the Annuitant prior to the deceased's 91st birthday, and prior to the Annuity Date, KILICO may, in some cases, pay an amount greater than the Contract Value. (See "Guaranteed Death Benefit", page 30) The second contractual obligation assumed by KILICO is to continue to make annuity payments to each Annuitant for the entire life of the Annuitant under Annuity Options involving life contingencies.

The latter assures each Annuitant that neither the Annuitant's own longevity nor an improvement in life expectancy generally will have an adverse effect on the annuity payments received under a Contract and relieves the Annuitant from the risk of outliving the amounts accumulated for retirement.

3. EXPENSE RISK.

KILICO also assumes the risk that all actual expenses involved in administering the Contracts including Contract maintenance costs, administrative costs, data processing costs and costs of other services may exceed the amount recovered from the Records Maintenance Charge or the amount recovered from the administrative cost portion of the daily asset charge.

4. ADMINISTRATIVE COSTS.

The daily asset charge for administrative costs is imposed to reimburse KILICO for the expenses it incurs for administering the Contracts, which include, among other things, responding to Contract Owner inquiries, processing changes in Purchase Payment allocations and providing reports to Contract Owners.

5. EXCEPTIONS.

KILICO may offer, at its discretion, reduced fees and charges, including but not limited to, Records Maintenance Charge and mortality and expense risk and administrative charges, for certain sales that may result in savings of certain costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

B. WITHDRAWAL CHARGE.

No sales charge is deducted from any Purchase Payment. However, a contingent deferred sales charge ("Withdrawal Charge") will be used to cover expenses relating to the sale of the Contracts, including commissions paid to sales personnel, and other promotion and acquisition expenses. Also, withdrawals will have tax consequences, which may include the amount of the withdrawal being subject to income tax and in some circumstances an additional 10% penalty tax. (See "Federal Income Taxes.")

Each Contract Year, a Contract Owner may withdraw up to the greater of (i) the excess of Contract Value over total Purchase Payments subject to Withdrawal Charges less prior withdrawals that were previously assessed a Withdrawal Charge, and (ii) 10% of the Contract Value determined at the time the withdrawal is requested, without assessment of any charge. If the Contract Owner withdraws an amount in excess of the above amount, the Purchase Payments withdrawn in excess of the above amount will be subject to a Withdrawal Charge. The Withdrawal Charge applies in the first seven Contribution Years following each Purchase Payment as shown below:

              YEAR OF
            WITHDRAWAL              WITHDRAWAL
          AFTER PURCHASE              CHARGE
          --------------            ----------
 First.............................     7%
 Second............................     6%
 Third.............................     5%
 Fourth............................     5%
 Fifth.............................     4%
 Sixth.............................     3%
 Seventh...........................     2%
 Eighth and following..............     0%

Purchase Payments will be deemed to be surrendered in the order in which they were received.

When a withdrawal is requested, the recipient will receive a check in the amount requested. To the extent that any Withdrawal Charge is applicable, the Contract Value will be reduced by the amount of the Withdrawal Charge in addition to the actual dollar amount sent to the Owner.

Because the Contribution Years are based on the date each Purchase Payment is made, Contract Owners may be subject to a Withdrawal Charge as indicated above, even though the Contract may have been issued many years earlier. (For additional details, see "Withdrawal During Accumulation Period.")

Subject to certain exceptions and State approvals, withdrawal charges will not be assessed on withdrawals:

     1. after an Owner has been confined in a hospital or skilled health care facility for at least thirty days and the Owner remains confined at the time of the request;

     2. within thirty days following an Owner's discharge from a hospital or skilled health care facility after a confinement of at least thirty days; or

     3. if the Owner or Annuitant becomes disabled after the Contract is issued and before attaining age 65.

Restrictions and provisions related to the nursing care or hospitalization disability waivers are more fully described in endorsements issued with the Contract.

The Withdrawal Charges are intended to compensate KILICO for expenses in connection with distribution of the Contracts. Under current assumptions, KILICO anticipates Withdrawal Charges will not fully cover distribution expenses. To the extent that distribution expenses are not recovered from Withdrawal Charges, those expenses may be recovered from KILICO's general assets. Those assets may include proceeds from the mortality and expense charge described above.

The Withdrawal Charge also applies at the time of annuitization to amounts attributable to Accumulation Units in their seventh Contribution Year or earlier. The amount annuitized is subject to the Withdrawal Charge, as applicable. There shall be no Withdrawal Charge assessed upon annuitization so long as annuity payments provide for payment under Annuity Options 2, 3 or 4, or payments under Annuity Option 1 are scheduled to continue for at least five years.

The Withdrawal Charge may be reduced or eliminated, but only to the extent KILICO anticipates that it will incur lower sales expenses or perform fewer services because of economies arising from the size of the particular group, the average contribution per participant, or the use of mass enrollment procedures. Units of a Subaccount sold to officers, directors and employees of KILICO and Investors Fund Series (IFS), IFS investment advisers and principal underwriter or certain affiliated companies, or to any trust, pension, profit-sharing or other benefit plan for such persons may be withdrawn without any Withdrawal Charge.

C. GUARANTEED RETIREMENT INCOME BENEFIT CHARGE

If the Guaranteed Retirement Income Benefit option is selected on the initial application or order to purchase, KILICO will deduct on each Contract Quarter anniversary a pro rata portion of an annual charge equal to 0.25% of the Contract Value. The quarterly charge will be deducted on a pro rata basis from the Subaccounts, the Fixed Account and Guarantee Periods. The charge for the Guaranteed Retirement Income Benefit will cease after the Annuitant attains age 91.

D. INVESTMENT MANAGEMENT FEES AND OTHER EXPENSES.

The net asset value of each of the Portfolios of the Funds reflects investment management fees and certain general operating expenses already deducted from the assets of the Portfolios. Subject to certain limitations, these fees and expenses are indirectly borne by the Contract Owners. Investment management fees are described on pages 9 and 10. Further detail about fees and expenses of the Portfolios is provided in the attached prospectuses for the Funds and in the Funds' Statements of Additional Information.

E. STATE PREMIUM TAXES.

Certain state and local governments impose a premium tax ranging from 0% to 3.5% on the amount of Purchase Payments. Where applicable, the dollar amount of state premium taxes previously paid or payable upon annuitization by KILICO may be charged against the Contract Value if not previously assessed, when and if the Contract is annuitized. See "Appendix--State Premium Tax Chart" in the Statement of Additional Information.

                               THE ANNUITY PERIOD

In addition to exercising the Guaranteed Retirement Income Benefit, Contracts may be annuitized under one of several other Annuity Options. Annuity payments will begin on the Annuity Date and under the Annuity Option selected by the Owner. The Annuity Date must be at least one year after the Date of Issue and may not be deferred beyond the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust) subject to state variation.

1. ANNUITY PAYMENTS.

Annuity payments will be determined on the basis of (i) the annuity table specified in the Contract, (ii) the Annuity Option selected, and (iii) if variable annuitization is elected, the investment performance of the Subaccount selected. The Annuitant receives the value of a fixed number of Annuity Units each month. The value of an Annuity Unit will reflect the investment performance of the Subaccounts selected, and the amount of each annuity payment will vary accordingly. Annuity payments may be subject to a Withdrawal Charge if made within the seventh Contribution Year or earlier. If the Owner elects an annuity which provides either an income benefit period of five years or more, or a benefit under which payment is contingent upon the life of the payee(s), any applicable Withdrawal Charges will be waived.

2. ANNUITY OPTIONS.

The Contract Owner may elect to have annuity payments made under any one of the Annuity Options specified in the Contract and described below. The Contract Owner may decide at any time (subject to the provisions of any applicable retirement plan and state variations) to commence annuity payments prior to the Annuitant's 91st birthday (100th birthday if the Contract is part of a Charitable Remainder Trust). A change of Annuity Option is permitted if made before the date annuity payments are to commence. If no other Annuity Option is elected, monthly annuity payments will be made in accordance with Option 3 below with a ten (10) year period certain. Generally, annuity payments will be made in monthly installments. However, if the net proceeds available to apply under an Annuity Option are less than $2,000, KILICO shall have the right to pay the annuity in one lump sum. In addition, if the first payment provided would be less than $25, KILICO shall have the right to change the frequency of payments to quarterly, semiannual or annual intervals resulting in an initial payment of at least $25.

The amount of periodic annuity payments will depend upon (a) the type of annuity option selected; (b) for options involving life contingency, the age and sex of the payee; and (c) the investment experience of the Subaccounts selected. For example, if the annuity option selected is income for a specified period, the shorter the period selected the fewer payments will be made and those payments will have a higher value. If the annuity option selected is life income, it is likely the payments will be in a smaller amount than income for a short specified period. If an individual selects the life income with installments guaranteed option, the payments will probably be in a smaller amount than for the life income option. If an individual selects the joint and survivor annuity option, the payments will be smaller than those measured by an individual life income option. The age of the payee will also influence the amount of periodic annuity payments because presumably the older the payee, the shorter the life expectancy and the larger the payments. The sex of the payee will influence the amount of periodic payments because females have longer life expectancies than males and therefore the payments will be smaller. Finally, if the Contract Owner participates in a Subaccount with higher investment performance, it is likely the Contract Owner will receive a higher periodic payment.

If the Owner dies before the Annuity Date, Annuity Options which may be elected are limited. The Annuity Options available are (a) Option 2 or (b) Option 1 or 3 for a period no longer than the life expectancy of the Beneficiary (but not less than 5 years from the Owner's death). If the

Beneficiary is not an individual, the entire interest must be distributed within 5 years of the Owner's death. The Death Benefit distribution must begin no later than one year from the Owner's death or such later date as prescribed by federal regulation.

OPTION 1--INCOME FOR SPECIFIED PERIOD.

An annuity payable monthly for a selected number of years ranging from five to thirty. Upon payee's death, if the Beneficiary is a natural person, KILICO will automatically continue payments for the remainder of the certain period to the Beneficiary. If the Beneficiary is either an estate or trust, KILICO will pay the discounted value of the remaining payments in the specified period based on the discount rates stated in the supplemental contract. Variable Annuity payments under Option 1 reflect the payment of the mortality and expense risk charge, even though there is no life contingency risk associated with Option 1.

OPTION 2--LIFE INCOME.

An annuity payable monthly during the lifetime of the payee, terminating with the last monthly payment due prior to the death of the payee. If this Option is elected, annuity payments terminate automatically and immediately on the death of the payee without regard to the number or total amount of payments made. Thus, it is possible for an individual to receive only one payment if death occurred prior to the date the second payment was due.

OPTION 3--LIFE INCOME WITH INSTALLMENTS GUARANTEED.

An annuity payable monthly during the lifetime of the payee with the provision that if, at the death of the payee, payments have been made for less than five, ten, fifteen or twenty years as elected, and the Beneficiary is a natural person, KILICO will automatically continue payments for the remainder of the elected period to the Beneficiary. If the Beneficiary is either an estate or trust, KILICO will pay the discounted value of the remaining payments in the specified period based on the discount rates stated in the supplemental contract.

OPTION 4--JOINT AND SURVIVOR ANNUITY.

An annuity payable monthly while both payees are living. Upon the death of either payee, the monthly income payable will continue during the lifetime of the surviving payee at the percentage of such full amount chosen at the time of election of this Option. Annuity payments terminate automatically and immediately upon the death of the surviving payee without regard to the number or total amount of payments received.

Payees under Option 1 by written notice to KILICO may cancel all or part of the remaining payments due and receive that part of the remaining value of the Contract.

3. ALLOCATION OF ANNUITY.

The Contract Owner may elect to have payments made on a fixed or variable basis, or a combination of both. An Owner may exercise the transfer privilege during the Accumulation Period for the purposes of such allocation. Any Fixed Account Contract Value or Guarantee Period Value will be annuitized on a fixed basis. Any Separate Account Contract Value will be annuitized on a variable basis. Transfers during the Annuity Period are permitted subject to stated limitations. The MVA Option is not available during the Annuity Period.

4. TRANSFER DURING ANNUITY PERIOD.

During the Annuity Period, the payee may transfer the value of the payee's Contract interest in a Subaccount(s) to another Subaccount or to the Fixed Account by written request to KILICO subject to the following limitations:

     a. No transfer to a Subaccount may be made during the first year of the Annuity Period; subsequent transfers are limited to one per year during the Annuity Period.

     b. A Contract's entire interest in a Subaccount must be transferred.

     c. A transfer to a Subaccount, if notice to KILICO is received more than seven (7) days prior to any annuity payment date, shall be effective during the Valuation Period next succeeding the date such notice is received. If received fewer than seven (7) days before any annuity payment date, the transfer shall be effective during the Valuation Period next succeeding that annuity payment date.

     d. A transfer to the Fixed Account may be made effective only on an anniversary of the first Annuity Date and upon not less than thirty (30) days prior written notice to KILICO.

The Annuity Unit value of a Subaccount shall be determined as of the end of the Valuation Period next preceding the effective date of the transfer. The transfer privilege may be suspended, modified or terminated at any time (subject to state requirements). Payees should consider the appropriateness of each Subaccount's investment objectives and risks as an investment during the Annuity Period.

5. ANNUITY UNIT VALUE.

The value of an Annuity Unit is determined independently for each of the Subaccounts.

For each Subaccount, the Annuity Unit value for any Valuation Period is determined by multiplying the Annuity Unit value for the immediately preceding Valuation Period by the net investment factor for the Valuation Period for which the Annuity Unit value is being calculated, and multiplying the result by an interest factor which offsets the effect of the assumed investment earnings rate of 2.5% per annum which is assumed in the annuity tables contained in the Contract.

The net investment factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

     (a) Is the value of an Accumulation Unit for the applicable Subaccount as of the end of the current Valuation Period, plus or minus the per share charge or credit for taxes reserved.

     (b) Is the value of an Accumulation Unit for the applicable Subaccount as of the end of the immediately preceding Valuation Period, plus or minus the per share charge or credit for taxes reserved.

6. FIRST PERIODIC PAYMENT UNDER VARIABLE ANNUITY.

At the time annuity payments begin, the value of the Owner's Contract interest is determined by multiplying the applicable Accumulation Unit values at the end of the Valuation Period falling on the 20th day of a month or 7th day of a month immediately preceding the date the first annuity payment is due by the respective number of Accumulation Units credited to the Owner's Contract interest as of the end of such Valuation Period, less the dollar amount of premium taxes not previously deducted, if applicable, and less the amount of the Withdrawal Charge, if applicable.

There is no Withdrawal Charge assessed so long as annuity payments provide for payments under Annuity Options 2, 3 or 4 or payments under Annuity Option 1 are scheduled to continue for at least five years.

The first annuity payment is determined by multiplying the benefit per $1,000 of value shown in the applicable annuity table by the number of thousands of dollars of Contract Value less deduction for Debt and premium taxes, if applicable.

A 2.5% per annum assumed investment rate is built into the annuity tables contained in the Contracts. If the actual net investment rate exceeds 2.5% per annum, payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than 2.5% per annum, annuity payments will decrease.

7. SUBSEQUENT PERIODIC PAYMENTS UNDER VARIABLE ANNUITY.

The amount of the second and subsequent annuity payments is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the Valuation Period next preceding the date on which each annuity payment is due. The dollar amount of the first annuity payment as determined above is divided by the Annuity Unit value as of the Annuity Date to establish the number of Annuity Units representing each annuity payment. The number of Annuity Units determined for the first annuity payment remains constant for the second and subsequent monthly payments.

8. FIXED ANNUITY PAYMENTS.

The amount of each payment under a Fixed Annuity will be determined from tables prepared by KILICO. Such tables show the monthly payment for each $1,000 of Contract Value allocated to provide a Fixed Annuity. Payment will be based on the Contract Value as of the date immediately preceding the date the annuity payment is due. Fixed Annuity payments will not change regardless of investment, mortality or expense experience.

9. DEATH BENEFIT.

If the payee dies after the Annuity Date while the Contract is in force, the death proceeds, if any, will depend upon the form of annuity payment in effect at the time of death. (See "Annuity Options.")

                              FEDERAL INCOME TAXES

A. INTRODUCTION

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. A qualified tax adviser should always be consulted with regard to the application of the law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. In addition, KILICO MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT--FEDERAL, STATE, OR LOCAL--OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

B. KILICO'S TAX STATUS

KILICO is taxed as a life insurance company under the Code. Since the operations of the Separate Account are a part of, and are taxed with, the operations of KILICO, the Separate Account is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of the Separate Account are not taxed to the extent they are applied under a Certificate. KILICO does not anticipate that it will incur any federal income tax liability attributable to such income and gains of the Separate Account, and therefore KILICO does not intend to make provision for any such taxes. If KILICO is taxed on investment income or capital gains of the Separate Account, then KILICO may impose a charge against the Separate Account in order to make provision for such taxes.

C. TAXATION OF ANNUITIES IN GENERAL

1. TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in the Contract Value of a Non-Qualified Plan Contract is generally not taxable to the Owner or Annuitant until received, either in the form of annuity payments, as contemplated by the Contract, or in some other form of distribution. However, certain requirements must be satisfied in order for this general rule to apply, including: (1) the Contract must be owned by an individual (or treated as owned by an individual), (2) the investments of the Separate Account must be "adequately diversified" in accordance with Treasury Department regulations, (3) KILICO, rather than the Owner, must be considered the owner of the assets of the Separate Account for federal tax purposes, and
(4) the Contract must provide for appropriate amortization, through annuity payments, of the Contract's Purchase Payments and earnings, e.g., the Annuity Date must not occur at too advanced an age.

NON-NATURAL OWNER. As a general rule, deferred annuity contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal income tax purposes. The investment income on Contracts is taxed as ordinary income that is received or accrued by the Owner during the taxable year. There are several exceptions to this general rule for non-natural Owners. First, Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

In addition, exceptions to the general rule for non-natural Owners will apply with respect to (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain Qualified Plan Contracts, (3) certain Contracts purchased by employers upon the termination of certain qualified plans, (4) certain Contracts used in connection with structured settlement agreements, and (5) Contracts purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments of the Separate Account must be "adequately diversified" in accordance with Treasury Department Regulations. The Secretary of the Treasury has issued regulations which prescribe standards for determining whether the investments of the Separate Account are "adequately diversified." If the Separate Account failed to comply with these diversification standards, a Contract would not be treated as an annuity contract for federal income tax purposes and the Contract Owner would generally be taxable currently on the excess of the Contract Value over the Purchase Payments paid for the Certificate.

Although KILICO does not control the investments of the Fund, it expects that the Fund will comply with such regulations so that the Separate Account will be considered "adequately diversified."

OWNERSHIP TREATMENT. In certain circumstances, a variable annuity contract owner may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support his or her contract. In those circumstances, income and gains from such separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service (the "Service") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts [of a separate account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

The ownership rights under this Contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner of this Contract has the choice of many more investment options to which to allocate Purchase Payments and Contract Values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the Owner being treated as the owner of the assets of the Separate Account and thus subject to current taxation on the income and gains from those assets. In addition, KILICO does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. KILICO therefore reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the owner of the assets of the Separate Account.

DELAYED ANNUITY DATES. If the Contract's Annuity Date occurs (or is scheduled to occur) at a time when the Annuitant has reached an advanced age, E.G., past age 85, it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, the income and gains under the Contract could be currently includible in the Owner's income.

The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes and that KILICO will be treated as the owner of the Separate Account assets.

2. TAXATION OF PARTIAL AND FULL WITHDRAWALS

In the case of a partial withdrawal from a Non-Qualified Plan Contract, amounts received are includible in income to the extent the Contract Value before the withdrawal exceeds the "investment in the contract." In the case of a full withdrawal, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the Purchase Payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludible from income as, for example, in the case of certain employer contributions to Qualified Plan Contracts) less any amounts previously received from the Contract which were not included in income.

Other than in the case of certain Qualified Plan Contracts, any assignment or pledge (or agreement to assign or pledge) any portion of the Certificate Value, is treated as a withdrawal of such amount or portion. (Assignments and pledges are permitted only in limited circumstances under Qualified Plan Contracts.) The investment in the contract is increased by the amount includible in income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an individual transfers his or her interest in a Contract without adequate consideration to a person other than the owner's spouse (or to a former spouse incident to divorce), the owner will be taxed on the difference between the Contract Value and the "investment in the contract" at the time of transfer. In such case, the transferee's investment in the Contract will be increased to reflect the increase in the transferor's income.

The Contract provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Contract Value. As described elsewhere in this Prospectus, KILICO imposes certain charges with respect to the death benefit. It is possible that those charges (or some portion thereof) could be treated for federal income tax purposes as a partial withdrawal from the Contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to one another. A tax advisor should be consulted in those situations.

3. TAXATION OF ANNUITY PAYMENTS

Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of variable annuity payments, the exclusion amount is the "investment in the contract" (defined above) allocated to the variable annuity option, adjusted for any period certain or refund feature, when payments begin to be made divided by the number of payments expected to be made (determined by Treasury Department regulations which take into account the annuitant's life expectancy and the form of annuity benefit selected). In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the payment by (2) the ratio of the investment in the contract allocated to the fixed annuity option, adjusted for any period certain or refund feature, to the total expected value of annuity payments for the term of the contract (determined under Treasury Department regulations). A simplified method of determining the taxable portion of annuity payments applies to certain Qualified Plan Contracts other than IRAs.

Once the total amount of the investment in the contract is excluded using these ratios, annuity payments will be fully taxable. If annuity payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the Annuitant in his or her last taxable year.

4. TAXATION OF DEATH BENEFIT PROCEEDS

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. Prior to the Annuity Date, such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full withdrawal, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. After the Annuity Date, where a guaranteed period exists under an annuity option and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

5. PENALTY TAX ON PREMATURE DISTRIBUTIONS

There is a 10% penalty tax on the taxable amount of any payment from a Non-Qualified Plan Contract unless the payment is: (a) received on or after the Owner reaches age 59 1/2; (b) attributable to the Owner's becoming disabled (as defined in the tax law); (c) made to a Beneficiary on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Annuitant or for the joint lives (or joint life expectancies) of the Annuitant and designated Beneficiary (as defined in the tax law); (e) made under a Contract purchased with a single premium when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period; or (f) made with respect to certain annuities issued in connection with structured settlement agreements. (A similar penalty tax, applicable to distributions from certain Qualified Plan Contracts, is discussed below.)

6. AGGREGATION OF CONTRACTS

In certain circumstances, the amount of an Annuity Payment or a withdrawal from a Non-Qualified Plan Contract that is includible in income may be determined by combining some or all of the Non-Qualified Plan Contracts owned by an individual. For example, if a person purchases a Contract offered by this Prospectus and also purchases at approximately the same time an immediate annuity, the Service may treat the two contracts as one contract. In addition, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal or an annuity payment that is taxable and the amount which might be subject to the penalty tax described above.

7. LOSS OF INTEREST DEDUCTION WHERE CONTRACTS ARE HELD BY OR FOR THE BENEFIT OF CERTAIN NON-NATURAL PERSONS

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, otherwise deductible interest may no longer be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that are considering purchasing the Contract, or entities that will be beneficiaries under a Contract, should consult a tax advisor.

D. QUALIFIED PLANS

The Contracts are also designed for use in connection with retirement plans which receive favorable treatment under section 408 or 408A of the Code ("Qualified Plans"). Such Contracts are referred to as "Qualified Plan Contracts." Numerous special tax rules apply to the participants in Qualified Plans and to Qualified Plan Contracts. Therefore, no attempt is made in this Prospectus to provide more than general information about use of the Contract with the various types of Qualified Plans.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Plan Contracts, there may be no "investment in the contract" and the total amount received may be taxable. Both the amount of the contribution that may be made, and the tax deduction or exclusion that the Owner may claim for such contribution, are limited under Qualified Plans. If this Contract is used in connection with a Qualified Plan, the Owner and Annuitant must be the same individual. If a joint Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a joint Annuitant is named who is not the Annuitant's spouse, the annuity options which are available may be limited, depending on the difference in ages between the Annuitant and joint Annuitant. Furthermore, the length of any guarantee period may be limited in some circumstances to satisfy certain minimum distribution requirements under the Code.

In addition, special rules apply to the time at which distributions must commence under a Qualified Plan Contract and the form in which the distributions must be paid. For example, failure to comply with minimum distribution requirements applicable to Qualified Plans will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the Qualified Plan. In the case of "Individual Retirement Annuities" ("IRAs"), distributions of minimum amounts (as specified in the tax law) must generally commence by April 1 of the calendar year following the calendar year in which the owner attains age 70 1/2. In the case of certain other Qualified Plans, distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires.

There is also a 10% penalty tax on the taxable amount of any payment from certain Qualified Plan Contracts. There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an IRA, exceptions provide that the penalty tax does not apply to a payment (a) received on or after the Owner reaches age 59 1/2, (b) received on or after the Owner's death or because of the Owner's disability (as defined in the tax law), or (c) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary (as defined in the tax law). These exceptions, as well as certain others not described herein, generally apply to taxable distributions from other Qualified Plan Contracts. In addition, the penalty tax does not apply to certain distributions from IRAs taken after December 31, 1997 which are used for qualified first time home purchases or for higher education expenses. Special conditions must be met to qualify for these two exceptions to the penalty tax. Contract Owners wishing to take a distribution from an IRA for these purposes should consult their tax advisor.

When issued in connection with a Qualified Plan, a Contract will be amended as generally necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, KILICO shall not be bound by terms and conditions of Qualified Plans to the extent such terms and conditions contradict the Contract, unless KILICO consents.

1. QUALIFIED PLAN TYPES

Following are brief descriptions of the various types of Qualified Plans in connection with which KILICO may issue a Contract.

INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an "IRA." IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and on the time when distributions may commence. Also, subject to the direct rollover and mandatory withholding requirements (described below), distributions from certain other types of Qualified Plans may be "rolled over" on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an "Education IRA" under section 530 of the Code.

IRAs generally may not provide life insurance coverage, but they may provide a death benefit that equals the greater of the premiums paid and the Certificate Value. The Certificate provides a death benefit that in certain circumstances may exceed the greater of the Purchase Payments and the Certificate Value. It is possible that the Certificate's death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Certificate would not be viewed as satisfying the requirements of an IRA.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the treatment of the Certificate's death benefit for purposes of the tax rules governing IRAs (which would include SEP-IRAs). Employers and employees intending to use the Certificate in connection with such plans should seek competent advice.

ROTH IRAS. Recently enacted Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a "Roth IRA." Roth IRAs differ from other IRAs in several respects. Among the differences is that, although contributions to a Roth IRA are never deductible, "qualified distributions" from a Roth IRA will be excludable from income. The eligibility and mandatory distribution requirements for Roth IRAs also differ from non-Roth IRAs. Furthermore, a rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover contribution to a Roth IRA from another Roth IRA or from a non-Roth IRA, but only if such rollover contribution meets the rollover requirements for IRAs under section 408(d)(3) of the Code. In the case of a qualified rollover contribution or a transfer from a non-Roth IRA to a Roth IRA, any portion of the amount rolled over which would be includible in gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in gross income. However, the 10 percent penalty tax on premature distributions generally will not apply to such amounts.

All or part of amounts in a non-Roth IRA may be converted into a Roth IRA. Such a conversion can be made without taking an actual distribution from the IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable. The conversion of an IRA to a Roth IRA is a special type of qualified rollover distribution. Hence, the IRA participant must be eligible to make a qualified rollover distribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of the IRA value in gross income, as described above. Persons with adjusted gross incomes in excess of $100,000 or who are married and file a separate return are not eligible to make a qualified rollover contribution or a transfer in a taxable year from a non-Roth IRA to a Roth IRA.

Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after the Owner attains age 59 1/2, (b) made after the Owner's death, (c) attributable to the Owner being disabled, or (d) a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code. Second, the payment or distribution must be made in a taxable year that is at least five years after
(a) the first taxable year for which a contribution was made to any Roth IRA established for the Owner, or (b) in the case of a payment or distribution properly allocable to a qualified rollover contribution from a non-Roth IRA (or income allocable thereto), the taxable year in which the rollover contribution was made. A distribution from a Roth IRA which is not a qualified distribution is generally taxed in the same manner as a distribution from non-Roth IRAs. Distributions from a Roth IRA need not commence at age 70 1/2.

E. FEDERAL INCOME TAX WITHHOLDING

KILICO will withhold and remit to the U.S. Government a part of the taxable portion of each distribution made under a Contract unless the distributee notifies KILICO at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, KILICO may be required to withhold tax. The withholding rates applicable to the taxable portion of periodic annuity payments are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including withdrawals prior to the maturity date and conversions of, or rollovers from, non-Roth IRAs to Roth IRAs) is 10%. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

                           DISTRIBUTION OF CONTRACTS

The Contracts are sold by licensed insurance agents, where the Contracts may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc. KILICO pays commissions to the seller which may vary but are not anticipated to exceed in the aggregate an amount equal to six and one-quarter percent of Purchase Payments. In addition to commissions, KILICO may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell the Contracts. In some instances, such other incentives may be offered only to certain licensed broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or other contracts issued by KILICO. The Contracts are distributed through the principal underwriter for the Separate Account, which is Investors Brokerage Services, Inc. ("IBS"), 1 Kemper Drive, Long Grove, Illinois, 60010, a wholly-owned subsidiary of KILICO, which enters into selling group agreements with affiliated and unaffiliated broker-dealers. All of the investment options are not available to all Contract Owners. The investment options are available only under Contracts that are sold or serviced by broker-dealers that have entered into a selling group agreement that authorizes the sale of Contracts with the investment options specified in this Prospectus. Other distributors may sell and service contracts with different investment options.

                                 VOTING RIGHTS

Proxy materials in connection with any shareholder meeting of a Fund will be delivered to each Contract Owner with Subaccount interests invested in such Fund as of the record date for voting at such meeting. Such proxy materials will include an appropriate form which may be used to give voting instructions. KILICO will vote such Fund shares held in each Subaccount in accordance with instructions received from persons having a Subaccount interest in such Fund shares. Fund shares as to which no timely voting instructions are received will be voted by KILICO in proportion to the voting instructions received from all persons in a timely manner. KILICO will also vote any Fund shares attributed to amounts it has accumulated in the Subaccounts in the same proportion that Contract Owners vote. A Fund is not required to hold annual shareholders' meetings. They will, however, hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory agreement.

Contract Owners of all Contracts participating in each Subaccount shall have voting rights with respect to the Portfolio invested in by that Subaccount, based upon each Contract Owner's proportionate interest in that Subaccount as measured by units. The person having such voting rights will be the Contract Owner before surrender, the Annuity Date or the death of the Annuitant, and thereafter, the payee entitled to receive Variable Annuity payments under the Contract. During the Annuity Period, voting rights attributable to a Contract will generally decrease as Annuity Units attributable to an Annuitant decrease.

                    REPORTS TO CONTRACT OWNERS AND INQUIRIES

Immediately after each Contract anniversary, Contract Owners will be sent statements for their own Contract showing the amount credited to each Subaccount and to the Fixed Account Option. In addition, Contract Owners transferring amounts among the investment options or making additional payments will receive written confirmation of such transactions. Upon request, any Contract Owner will be sent a current statement in a form similar to that of the annual statement described above. Each Contract Owner will also be sent annual and semi-annual reports for the Portfolios that correspond to the Subaccounts in which the Contract Owner is invested and a list of the securities held in each such Portfolio, as required by the 1940 Act. In addition, KILICO will calculate for a Contract Owner the portion of a total amount that must be invested in a selected Guarantee Period so that the portion grows to equal the original total amount at the expiration of the Guarantee Period.

A Contract Owner may direct inquiries to the individual who sold him or her the Contract or may call 1-800-621-5001 or write to Kemper Investors Life Insurance Company, Customer Service, 1 Kemper Drive, Long Grove, Illinois 60049.

                             DOLLAR COST AVERAGING

A Contract Owner may predesignate a portion of the Contract Value under a Contract attributable to a Subaccount to be automatically transferred on a monthly, quarterly, semiannual or annual basis for a specified duration to one or more of the other Subaccounts, Guarantee Periods and the Fixed Account during the Accumulation Period. A Contract Owner may also elect such transfers from the Fixed Account on a monthly or quarterly basis for a minimum duration of one year. A Contract Owner may enroll in this program at the time the Contract is issued or anytime thereafter by properly completing the Dollar Cost Averaging enrollment form and returning it to KILICO at its home office at least five (5) business days prior to the second Tuesday of a month which is the date that all dollar cost averaging transfers will be made ("Transfer Date").

A Contract Owner may also for purposes of Dollar Cost Averaging allocate all or a portion of the initial Purchase Payment to the Kemper Money Market Subaccount #2 which is the only Subaccount with no deduction for the 1.40% charge for mortality and expense risks and administrative costs. The Contract Owner must transfer all of the Subaccount Value out of Kemper Money Market Subaccount #2 within one year from the initial Purchase Payment. If an Owner terminates Dollar Cost Averaging or does not deplete all Contract Value in Kemper Money Market Subaccount #2 within one year, KILICO will automatically transfer any remaining Subaccount Value in Kemper Money Market Subaccount #2 to Kemper Money Market Subaccount #1.

Transfers will be made in the amounts designated by the Contract Owner and must be at least $100 per Subaccount, Guarantee Period or Fixed Account. The total Contract Value in an account at the time Dollar Cost Averaging is elected must be at least equal to the amount designated to be transferred on each Transfer Date multiplied by the duration selected. Dollar Cost Averaging will cease automatically if the Contract Value does not equal or exceed the amount designated to be transferred on each Transfer Date and the remaining amount will be transferred.

Dollar Cost Averaging will terminate when (i) the number of designated monthly transfers has been completed, (ii) the Contract Value attributable to the transferring account is insufficient to complete the next transfer, (iii) the Contract Owner requests termination in writing and such writing is received by KILICO at its home office at least five (5) business days prior to the next Transfer Date in order to cancel the transfer scheduled to take effect on such date, or (iv) the Contract is surrendered or annuitized.

If the Fixed Account has a balance of at least $10,000, a Contract Owner may elect automatic calendar quarter transfers of interest accrued in the Fixed Account to one or more of the Subaccounts or Guarantee Periods. A Contract Owner may enroll in this program at any time by completing the proper Dollar Cost Averaging enrollment form and returning it to KILICO at its home office at least ten (10) days prior to the end of the calendar quarter. The Transfer Date will be within five business days of the end of the calendar quarter.

Following the Issue Date, a Contract Owner may initiate, reinstate or change Dollar Cost Averaging or change existing Dollar Cost Averaging terms by properly completing the new enrollment form and returning it to KILICO at its home office at least five (5) business days (ten (10) business days for Fixed Account transfers) prior to the next Transfer Date such transfer is to be made.

Election of Dollar Cost Averaging is not available during the Annuity Period.

                           SYSTEMATIC WITHDRAWAL PLAN

KILICO administers a Systematic Withdrawal Plan ("SWP") which allows certain Contract Owners to pre- authorize periodic withdrawals during the Accumulation Period. Contract Owners entering into a SWP agreement instruct KILICO to withdraw selected amounts from the Fixed Account, or from any of the Subaccounts or Guarantee Periods on a monthly, quarterly, semi-annual or annual basis. Currently the SWP is available to Contract Owners who request a minimum $100 periodic payment. A market value adjustment will apply to any withdrawals under the SWP from a Guarantee Period unless effected within 30 days after the Guarantee Period ends. SWP withdrawals from the Fixed Account are not available in the first Contract Year and are limited to the amount that is free of Withdrawal Charges. If the amounts distributed under the SWP from the Subaccounts or Guarantee Periods exceed the amount free of Withdrawal Charge then the Withdrawal Charge will be applied on any amounts exceeding the free withdrawal. WITHDRAWALS TAKEN UNDER THE SWP MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY ON EARLY WITHDRAWALS AND TO INCOME TAXES AND WITHHOLDING. (SEE "FEDERAL INCOME TAXES.") Contract owners interested in SWP may obtain an application and full information concerning this program and its restrictions from their representative or KILICO's home office. The right is reserved to amend the SWP on thirty days' notice. The SWP may be terminated at any time by the Contract Owner or KILICO.

                                    EXPERTS

The consolidated balance sheet of KILICO as of December 31, 1997 and the related consolidated statements of operations, stockholder's equity, and cash flows for the year ended December 31, 1997 have been included herein and in the registration statement in reliance upon the report of Coopers & Lybrand L.L.P., independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The consolidated balance sheet of KILICO as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the periods from January 4, 1996 to December 31, 1996 and for the year ended December 31, 1995 have been included herein and in the registration statement in reliance upon the report of KPMG Peat Marwick LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The report of KPMG Peat Marwick LLP covering KILICO's financial statements referred to above contains an explanatory paragraph that states as a result of the acquisition of its parent, Kemper Corporation, the consolidated financial information for the period after the acquisition is presented on a different cost basis than that for the period before the acquisition and, therefore, is not comparable.

                                 LEGAL MATTERS

Legal matters with respect to the organization of KILICO, its authority to issue annuity contracts and the validity of the Contract, have been passed upon by Frank Julian, Associate General Counsel for KILICO. Jorden Burt Boros Cicchetti Berenson & Johnson, Washington, D.C., has advised KILICO on certain legal matters concerning federal securities laws applicable to the issue and sale of the Contracts.

                             SPECIAL CONSIDERATIONS

KILICO reserves the right to amend the Contract and Certificates to meet the requirements of any applicable federal or state laws or regulations. KILICO will notify the Owner in writing of any such amendments.

An Owner's rights under a Contract may be assigned as provided by applicable law. An assignment will not be binding upon KILICO until it receives a written copy of the assignment. The Owner is solely responsible for the validity or effect of any assignment. The Owner, therefore, should consult a qualified tax advisor regarding the tax consequences, as an assignment may be a taxable event.

                             AVAILABLE INFORMATION

KILICO is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. and 500 West Madison, Suite 1400, Northwestern Atrium Center, Chicago, Illinois. Copies of such materials also can be obtained from the Public Reference Section of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

KILICO has filed registration statements (the "Registration Statements") with the Commission under the Securities Act of 1933 relating to the Contracts offered by this Prospectus. This Prospectus has been filed as part of the Registration Statements and does not contain all of the information set forth in the Registration Statements, and reference is hereby made to such Registration Statements for further information relating to KILICO and the Contracts. The Registration Statements may be inspected and copied, and copies can be obtained at prescribed rates in the manner set forth in the preceding paragraph.

                                    BUSINESS

CORPORATE STRUCTURE

KEMPER INVESTORS LIFE INSURANCE COMPANY ("KILICO"), founded in 1947, is incorporated under the insurance laws of the State of Illinois. KILICO is licensed in the District of Columbia and all states except New York. KILICO is a wholly-owned subsidiary of Kemper Corporation ("Kemper"), a nonoperating holding company.

CORPORATE CONTROL EVENTS

On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of that change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore KILICO. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and KILICO became wholly-owned subsidiaries of Zurich.

The acquisition of KILICO was accounted for using the purchase method of accounting. The consolidated financial statements of KILICO prior to January 4, 1996, were prepared on a historical cost basis and have been labeled as "preacquisition" throughout this Prospectus.

Under purchase accounting, KILICO's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the allocated cost of $745.6 million of acquiring KILICO and the net fair values of KILICO's assets and liabilities as of the acquisition date resulted in $254.9 million of goodwill. KILICO originally began to amortize goodwill on a straight-line basis over twenty-five years, however, in the fourth quarter of 1997, KILICO changed its amortization period to twenty years. The change in amortization periods was made to conform to Zurich's accounting practices and policies and resulted in an increase in goodwill amortization of $5.1 million in 1997. KILICO has presented January 4, 1996 (the acquisition date) as the opening purchase accounting balance sheet for comparative purposes, where appropriate, throughout this Prospectus.

Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements below.)

STRATEGIC INITIATIVES

Since the early 1990's, KILICO has intensified the management of its real estate-related investments due to adverse market conditions. KILICO also successfully implemented strategies over the last several years to reduce both its joint venture operating losses and the level of its real estate-related investments. These strategies included individual property sales, refinancings and restructurings, as well as bulk sale transactions completed in December 1995 in anticipation of the 1996 change in control. As a result of these strategies, KILICO reduced its holdings of real estate-related investments from 36.2 percent of its total invested assets and cash at year-end 1991 to 4.9 percent at year-end 1997.

The management, operations and strategic directions of KILICO were also integrated by the end of 1993 with those of another Kemper subsidiary, Federal Kemper Life Assurance Company ("FKLA"). The integration streamlined management, controlled costs, improved profitability, increased operating efficiencies and productivity, and helped to expand both companies' distribution capabilities. Headquartered in Long Grove, Illinois, FKLA markets term and interest-sensitive life insurance, as well as certain annuity products through brokerage general agents and other independent distributors.

Beginning in 1995, KILICO also began to introduce and expand new and existing product lines. In late 1995, KILICO began to sell term life insurance products in order to balance its product mix and asset-liability structure. Over the last three years, KILICO increased the competitiveness of its variable annuity products by adding multiple variable subaccount investment options and investment managers to existing variable annuity products. In 1996, KILICO introduced a registered flexible individual variable life insurance product and in 1997 KILICO introduced a non-registered individual and group variable bank-owned life insurance contract ("BOLI") and a series of individual variable life insurance contracts.

NARRATIVE DESCRIPTION OF BUSINESS

KILICO offers both individual fixed-rate (general account) and individual and group variable (separate account) annuity contracts, as well as individual term life, universal life and individual and group variable life insurance products through various distribution channels. KILICO offers investment-oriented products, guaranteed returns or a combination of both, to help policyholders meet multiple insurance and financial objectives. Financial institutions, securities brokerage firms, insurance agents and financial planners are important distribution channels for KILICO's products. KILICO's sales mainly consist of deposits received on certain long duration annuity and variable life insurance contracts as well as reinsurance premiums assumed from FKLA beginning in 1996. (See note captioned "Reinsurance" in the notes to the consolidated financial statements and see the table captioned "Sales" below.)

KILICO's fixed and variable annuities generally have surrender charges that are a specified percentage of policy values and decline as the policy ages. General account annuity and interest-sensitive life policies are guaranteed to accumulate at specified interest rates but allow for periodic crediting rate changes.

Over the last several years, in part reflecting the current interest rate environment, KILICO has increased its emphasis on marketing its existing and new separate account products. Unlike the fixed-rate annuity business where KILICO manages spread revenue, variable annuities pose minimal investment risk for KILICO, as policyholders invest in one or more of several underlying investment funds. KILICO, in turn, receives administrative fee revenue as well as cost of insurance charges which compensate KILICO for providing life insurance coverage to the contractholder potentially in excess of their cash surrender values.

As a result of this strategy, KILICO's separate account assets and related sales of its variable annuity and life products have increased as follows (in millions):

                                              DECEMBER 31       JANUARY 4
                                          -------------------   ----------
                                            1997       1996        1996
                                            ----       ----        ----
Separate account assets.................  $5,122.0   $2,127.2    $1,761.1
                                          ========   ========    ========

                                               YEAR ENDED DECEMBER 31
                                         ----------------------------------
                                                             PREACQUISITION
                                                             --------------
                                           1997      1996         1995
                                           ----      ----         ----
Variable annuity sales.................  $  259.8   $254.6      $  151.1
Variable life sales....................   2,708.6       .2            --
                                         --------   ------      --------
  Total separate account sales.........  $2,968.4   $254.8      $  151.1
                                         ========   ======      ========

Rating improvements in 1996 (see "Rankings and ratings" below) and the 1996 change in control also helped to increase KILICO's sales in 1997 and 1996, compared with 1995.

In order to increase variable annuity sales, KILICO introduced Kemper PASSPORT in 1992. Kemper PASSPORT is a variable and market value adjusted annuity featuring a choice of investment portfolios, an increasing estate benefit, tax-free transfers and guaranteed rates for a variety of terms. In 1994, KILICO changed Kemper PASSPORT from a single premium annuity to one with a flexible premium structure and also added a small capitalization equity subaccount as another investment portfolio option. In 1995 and 1996, KILICO also added several new subaccounts and new investment managers as investment portfolio choices for certain purchasers of the Kemper Advantage III variable annuity product. During late 1996, KILICO introduced POWER V, a registered flexible premium variable life insurance product. During mid-1997, KILICO also introduced variable BOLI which is primarily marketed to banks and other large corporate entities and a series of non-registered variable individual universal life insurance contracts which are marketed primarily to high net worth individuals. These products are being distributed by Investors Brokerage Services, Inc., ("IBS") a wholly-owned subsidiary of KILICO. Excluding these contracts distributed by IBS which accounted for $2,705.8 million of KILICO's first year sales, INVEST Financial Corporation, ("INVEST") an affiliated company until June 28, 1996, and certain other unrelated companies of INVEST's new parent First American National Bank, and EVEREN Securities, Inc., an affiliated company until September 13, 1995, accounted for approximately 23.0 percent and 5.0 percent, respectively, in 1997 of KILICO's first-year sales, compared with 24 percent and 12 percent, respectively, in 1996.

Current crediting rates, a conservative investment strategy and the interest rate environment have impacted general account annuity sales for KILICO over the last several years. KILICO's general account fixed annuity sales were as follows (in millions):

                                                YEAR ENDED DECEMBER 31
                                           --------------------------------
                                                             PREACQUISITION
                                                             --------------
                                            1997     1996         1995
                                            ----     ----         ----
General account fixed annuity sales......  $145.7   $140.6       $247.6
                                           ======   ======       ======

Beginning in early 1995, KILICO began raising crediting rates on certain of its existing and new general account products, reflecting both competitive conditions and a rising interest rate environment. As a result of these actions, sales of general account annuities increased. During late 1995, as interest rates fell, KILICO began reducing crediting rates on certain of its existing and new general account products reflecting both competitive conditions and the falling interest rate environment. As a result of these events, as well as a strong stock and bond market during 1996 and most of 1997, which influenced potential buyers of fixed annuity products to purchase variable annuity products, sales of general account annuities have increased only slightly in 1997, compared with 1996.

Beginning in 1995, KILICO began to sell term life insurance products in order to balance its product mix and asset-liability structure. During 1997 and 1996, KILICO also assumed $21.1 million and $7.3 million, respectively, of term life insurance premiums from FKLA. Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, net of reinsurance ceded, amounted to $1.1 million in 1997, compared with $565 thousand in 1996 and $236 thousand in 1995.

FEDERAL INCOME TAX DEVELOPMENTS

In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of KILICO's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the nonregistered individual variable universal life insurance contract introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has be determined.

YEAR 2000 COMPLIANCE

Many existing computer programs were originally designed without considering the impact of the year 2000 and currently use only two digits to identify the year in the date field. This issue affects nearly all companies and organizations and could cause computer applications and systems to fail or create erroneous results to occur for any transaction with a date of January 1, 2000, or later.

Many companies must undertake major projects to address the year 2000 issue and each company's costs and uncertainties will depend on a number of factors, including its software and hardware, and the nature of the industry. Companies must also coordinate with other entities with which they electronically interact, including suppliers, customers, creditors and other financial services institutions.

If a company does not successfully address its year 2000 issues it could face material adverse consequences in the form of lawsuits against the company, lost business, erroneous results and substantial operating problems after January 1, 2000.

KILICO has taken substantial steps over the last several years to ensure that its systems will be compliant for the year 2000. Such steps have included the replacement of older systems with new systems which are already compliant. In 1996, KILICO replaced its investment accounting system and in 1997 KILICO replaced its general ledger and accounts payable system. KILICO has also ensured that new systems developed to support new product introductions in 1996 and 1997 are already year 2000 compliant. Data processing expenses related solely to bringing KILICO's systems in compliance with the year 2000 amounted to $88 thousand in 1997 and KILICO anticipates that it will cost an additional $895 thousand to bring all remaining systems into compliance. KILICO has also undertaken steps which require that all other entities with which KILICO electronically interacts, including suppliers and other financial services institutions, attest in writing to KILICO that their systems are year 2000 compliant.

NAIC RATIOS

The National Association of Insurance Commissioners (the "NAIC") annually calculates certain statutory financial ratios for most insurance companies in the United States. These calculations are known as the Insurance Regulatory Information System ("IRIS") ratios. There presently are twelve IRIS ratios. The primary purpose of the ratios is to provide an "early warning" of any negative developments. The NAIC reports the ratios to state regulators who may then contact the companies if three or more ratios fall outside the NAIC's "usual ranges".

Based on statutory financial data as of December 31, 1997, KILICO had three ratios outside the usual ranges, the change in reserving ratio, the change in premium ratio and the change in product mix ratio. KILICO's change in reserving ratio reflected the level of interest-sensitive life surrenders and withdrawals during 1997, as well as the 1997 reinsurance agreement with FKLA. KILICO's change in premium ratio and change in product mix ratio reflected the $2.7 billion increase in BOLI premiums received during 1997. Other than certain states requesting quarterly financial reporting and/or explanations of the underlying causes for certain ratios, no state regulators have taken any action due to KILICO's IRIS ratios for 1997 or earlier years.

GUARANTY ASSOCIATION ASSESSMENTS

From time to time, mandatory assessments are levied on KILICO by life and health guaranty associations of most states in which KILICO is licensed, to cover losses to policyholders of insolvent or rehabilitated insurance companies. These associations levy assessments (up to prescribed limits) on all member insurers in a particular state, in order to pay claims on the basis of the proportionate share of premiums written by member insurers in the lines of business in which the insolvent or rehabilitated insurer engaged. These assessments may be deferred or forgiven in certain states if they would threaten an insurer's financial strength, and, in some states, these assessments can be partially recovered through a reduction in future premium taxes.

In the early 1990s, there were a number of failures of life insurance companies. KILICO's financial statements include provisions for all known assessments that will be levied against KILICO by various state guaranty associations as well as an estimate of amounts (net of estimated future premium tax recoveries) that KILICO believes will be assessed in the future for failures which have occurred to date and for which the life insurance industry has estimated the cost to cover losses to policyholders. Assessments levied against KILICO and charged to expense in 1997, 1996 and 1995 amounted to $1.2 million, $601 thousand and $5.8 million, respectively. Such amounts relate to accrued guaranty fund assessments of $4.8 million, $5.8 million and $5.0 million at December 31, 1997, 1996 and 1995, respectively. Additional assessments charged to expense reflect accruals for the life insurance industry's new or revised loss estimates for certain insolvent insurance companies.

RISK-BASED CAPITAL

Since the early 1990s, reflecting a recessionary environment and the insolvencies of a few large life insurance companies, both state and federal legislators have increased scrutiny of the existing insurance regulatory framework. While various initiatives, such as the codification of statutory accounting principles, are being considered for future implementation by the NAIC, it is not presently possible to predict the future impact of potential regulatory changes on KILICO.

Under asset adequacy and risk-based capital rules in Illinois, state regulators may mandate remedial action for inadequately reserved or inadequately capitalized companies. The asset adequacy rules are designed to assure that reserves and assets are adequate to cover liabilities under a variety of economic scenarios. The focus of the capital rules is a risk-based formula that applies prescribed factors to various risk elements in an insurer's business and investments to develop a minimum capital requirement designed to be proportional to the amount of risk assumed by the insurer. KILICO has capital levels substantially exceeding any which would mandate action under the risk-based capital rules and is in compliance with applicable asset adequacy rules.

RESERVES AND REINSURANCE

The following table provides a breakdown of KILICO's reserves for future policy benefits by product type (in millions):

                                                DECEMBER 31   DECEMBER 31
                                                   1997          1996
                                                -----------   -----------
General account annuities.....................    $3,137        $3,507
Interest-sensitive life insurance and other...       709           743
Term life reserves............................        10             7
Ceded future policy benefits..................       383           427
                                                  ------        ------
          Total...............................    $4,239        $4,684
                                                  ======        ======

Ceded future policy benefits shown above reflect coinsurance (indemnity reinsurance) transactions in which KILICO insured liabilities of approximately $516 million in 1992 and $416 million in 1991 with Fidelity Life Association, A Mutual Legal Reserve Company ("FLA"), an affiliated mutual insurance company. FLA shares directors, management, operations and employees with FKLA pursuant to an administrative and management services agreement. FLA produces policies not produced by FKLA or KILICO as well as other policies similar to certain FKLA policies. At December 31, 1997 and 1996, KILICO's reinsurance recoverable from FLA related to these coinsurance transactions totaled approximately $382.6 million and $427.2 million, respectively. Utilizing FKLA's employees, KILICO is the servicing company for this coinsured business and is reimbursed by FLA for the related servicing expenses.

During December 1997, KILICO entered into a funds held reinsurance agreement with another Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this agreement, KILICO ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to variable BOLI, which is held in KILICO's separate accounts. During 1997, KILICO ceded to EPICENTRE approximately $24.3 million of separate account fees (cost of insurance charges) paid to KILICO by these policyholders for the life insurance coverage provided under the terms of each separate account contract. KILICO has also withheld approximately $23.4 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet in this Prospectus. KILICO remains primarily liable to its policyholders for these amounts.

During 1996, KILICO assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA. As a result of this transaction, KILICO also recorded reserves in 1997 and 1996 of approximately $7.9 million and $7.3 million, respectively. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements below.)

COMPETITION

KILICO is in a highly competitive business and competes with a large number of other stock and mutual life insurance companies, many of which are larger financially, although none is truly dominant in the industry. KILICO, with its emphasis on annuity products, also competes for savings dollars with securities brokerage and investment advisory firms as well as other institutions that manage assets, produce financial products or market other types of investment products.

KILICO's principal methods of competition continue to be innovative products, often designed for selected distribution channels and economic conditions, as well as appropriate product pricing, careful underwriting, expense control and the quality of services provided to policyholders and agents. Certain of KILICO's financial strength ratings and claims-paying/performance ratings, however, were lower in 1995 than in earlier years, and were under review in 1995, due to uncertainty with respect to Kemper's and KILICO's ownership. These ratings impacted sales efforts in certain markets; however, increases in KILICO's financial strength ratings and claims-paying/performance ratings in January 1996 favorably impacted variable annuity sales during 1997 and 1996 and should continue to favorably impact future sales.

To address its competition, KILICO has adopted certain business strategies. These include systematic reductions of investment risk and strengthening of its capital position; continued focus on existing and new variable annuity and variable life insurance products; distribution through diversified channels; and ongoing efforts to continue as a low-cost provider of insurance products and high-quality services to agents and policyholders through the use of technology.

EMPLOYEES

At December 31, 1997, KILICO utilized the services of approximately 620 employees of FKLA, which are also shared with FLA and Zurich Life Insurance Company of America ("ZLICA"). On January 5, 1996, KILICO, FKLA, FLA and ZLICA began to operate under the trade name Zurich Kemper Life. On July 1, 1996, Kemper acquired 100 percent of the issued and outstanding common stock of ZLICA from Zurich.

REGULATION

KILICO is generally subject to regulation and supervision by the insurance departments of Illinois and other jurisdictions in which KILICO is licensed to do business. These departments enforce laws and regulations designed to assure that insurance companies maintain adequate capital and surplus, manage investments according to prescribed character, standards and limitations and comply with a variety of operational standards. The departments also make periodic examinations of individual companies and review annual and other reports on the financial condition of each company operating within their respective jurisdictions. Regulations, which often vary from state to state, cover most aspects of the life insurance business, including market practices, forms of policies and accounting and financial reporting procedures.

Insurance holding company laws enacted in many states grant additional powers to state insurance commissioners to regulate acquisition of and by domestic insurance companies, to require periodic disclosure of relevant information and to regulate certain transactions with related companies. These laws also impose prior approval requirements for certain transactions with affiliates and generally regulate dividend distributions by an insurance subsidiary to its holding company parent.

In addition, certain of KILICO's variable life insurance and annuity products, and the related separate accounts, are subject to regulation by the Securities and Exchange Commission (the "SEC").

KILICO believes it is in compliance in all material respects with all applicable regulations.

INVESTMENTS

A changing marketplace has affected the life insurance industry and to accommodate customers' increased preference for safety over higher yields, KILICO has systematically reduced its investment risk and strengthened its capital position.

KILICO's cash flow is carefully monitored and its investment program is regularly and systematically planned to provide funds to meet all obligations and to optimize investment return. For securities, portfolio management is handled by an affiliated company, Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc. ("ZKI"), and its subsidiaries and affiliates, with KILICO's real estate-related investments being handled by a majority-owned Kemper real estate subsidiary. Investment policy is directed by KILICO's board of directors. KILICO's investment strategies take into account the nature of each annuity and life insurance product, the respective crediting rates and the estimated future policy benefit maturities. See "INVESTMENTS" below.

FORWARD-LOOKING STATEMENTS

All statements, trend analyses and other information contained in this report and elsewhere (such as in other filings by KILICO with the Securities and Exchange Commission, press releases, presentations by KILICO or its management or oral statements) relative to markets for KILICO's products and trends in KILICO's operations or financial results, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," and other similar expressions, constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from those contemplated by the forward-looking statements. Such factors include, among other things: (i) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the ability of KILICO to sell its products, the market value of KILICO's investments and the lapse rate and profitability of KILICO's contracts; (ii) KILICO's ability to achieve anticipated levels of operational efficiencies through certain cost-saving initiatives; (iii) customer response to new products, distribution channels and marketing initiatives; (iv) mortality, morbidity, and other factors which may affect the profitability of KILICO's insurance products; (v) changes in the Federal income tax laws and regulations which may affect the relative tax advantages of some of KILICO's products; (vi) increasing competition which could affect the sale of KILICO's products; (vii) regulatory changes or actions, including those relating to regulation of financial services affecting (among other things) bank sales and underwriting of insurance products, regulations of the sale and underwriting and pricing of insurance products; and (viii) the risk factors or uncertainties listed from time to time in KILICO's other filings with the Securities and Exchange Commission.

                                   PROPERTIES

KILICO shares 99,000 sq. ft. of office space leased by FKLA from Lumbermens Mutual Casualty Company, a former affiliate, ("Lumbermens"), located in Long Grove, Illinois.

                               LEGAL PROCEEDINGS

KILICO has been named as defendant in certain lawsuits incidental to its insurance business. Based upon the advice of legal counsel, KILICO's management believes that the resolution of these various lawsuits will not result in any material adverse effect on KILICO's consolidated financial position.

                            SELECTED FINANCIAL DATA

The following table sets forth selected financial information for KILICO for the five years ended December 31, 1997 and for the opening balance sheet as of the acquisition date, January 4, 1996. Such information should be read in conjunction with KILICO's consolidated financial statements and notes thereto included in this Prospectus. All amounts are shown in millions.

                                                                                                 PREACQUISITION
                                                                                       ----------------------------------
                                                                                                  DECEMBER 31
                                            DECEMBER 31    DECEMBER 31    JANUARY 4    ----------------------------------
                                               1997           1996          1996         1995          1994        1993
                                            -----------    -----------    ---------      ----          ----        ----
TOTAL REVENUE............................    $   425.5      $  356.2      $  --        $   68.1(1)   $  330.5    $  337.4
                                             =========      ========      ========     ========      ========    ========
NET INCOME EXCLUDING REALIZED INVESTMENT
  RESULTS................................    $    31.9      $   25.6      $  --        $   74.2      $   61.9    $   33.7
                                             =========      ========      ========     ========      ========    ========
NET INCOME (LOSS)........................    $    38.7      $   34.4      $  --        $ (133.0)(1)  $   26.4    $   14.0
                                             =========      ========      ========     ========      ========    ========
FINANCIAL SUMMARY
Total separate account assets............    $ 5,122.0      $2,127.2      $1,761.1     $1,761.1      $1,508.0    $1,499.5
                                             =========      ========      ========     ========      ========    ========
Total assets.............................    $10,589.7      $7,717.9      $7,682.7     $7,581.7      $7,537.1    $8,113.7
                                             =========      ========      ========     ========      ========    ========
Future policy benefits...................    $ 3,856.9      $4,256.5      $4,585.1     $4,573.2      $4,843.7    $5,040.0
                                             =========      ========      ========     ========      ========    ========
Stockholder's equity.....................    $   865.6      $  751.0      $  745.6     $  605.9      $  434.0    $  654.6
                                             =========      ========      ========     ========      ========    ========

---------------
(1) Total revenue and net income (loss) for 1995 were adversely impacted by real estate-related investment losses. Such losses reflect a change in KILICO's strategy with respect to its real estate-related investments in connection with the January 4, 1996 acquisition of Kemper by the Zurich-led investor group. See "Management's Discussion and Analysis of Financial Condition and Results of Operations".

                    MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                            FINANCIAL CONDITION AND
                             RESULTS OF OPERATIONS

As discussed in the note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements, Kemper, and therefore KILICO, were acquired on January 4, 1996, by an investor group led by Zurich. In connection with the acquisition, KILICO's assets and liabilities were marked to their respective fair values as of the acquisition date in conformity with the purchase accounting method required under generally accepted accounting principles.

KILICO's financial statements as of January 4, 1996, and as of and for the year ended December 31, 1996, have been adjusted to reflect the effects of such purchase accounting adjustments. KILICO's financial statements for the year ended December 31, 1995 has been prepared on an historical cost basis and do not reflect such purchase accounting adjustments.

RESULTS OF OPERATIONS

KILICO recorded net income of $38.7 million in 1997, compared with net income of $34.4 million in 1996 and with a net loss of $133.0 million in 1995. The increase in net income in 1997, compared with 1996, was due to a significant increase in operating earnings before the amortization of goodwill, offset by an increase in goodwill amortization and a slight decline in net realized capital gains. The increase in net income in 1996, compared with 1995, was primarily due to a decrease in the level of real estate-related realized investment losses. KILICO's strategy with respect to its real estate-related investments changed dramatically as of year-end 1995 in connection with the Zurich-led investor group's acquisition of Kemper. This change, as further discussed below, resulted in significant reductions in real estate-related investments and significant realized capital losses in the second half of 1995.

The following table reflects the components of net income (loss):

NET INCOME (LOSS)
(in millions)

                                                    YEAR ENDED DECEMBER 31
                                            --------------------------------------
                                                                    PREACQUISITION
                                                                    --------------
                                             1997        1996            1995
                                            ------      ------      --------------
Operating earnings before amortization
  of goodwill.........................      $ 47.2      $ 35.8         $  74.2
Amortization of goodwill..............       (15.3)      (10.2)             --
Net realized investment gains
  (losses)............................         6.8         8.8          (207.2)
                                            ------      ------         -------
          Net income (loss)...........      $ 38.7      $ 34.4         $(133.0)
                                            ======      ======         =======

The following table reflects the major components of realized investment results included in net income (loss) above. (See "INVESTMENTS" below, and the note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.)

REALIZED INVESTMENT RESULTS, AFTER TAX
(in millions)

                                                    YEAR ENDED DECEMBER 31
                                            --------------------------------------
                                                                    PREACQUISITION
                                                                    --------------
                                             1997        1996            1995
                                            ------      ------      --------------
Real estate-related gains (losses)....      $ 12.8      $ 11.4         $(211.6)
Fixed maturity write-downs............        (2.8)        (.9)           (4.7)
Other gains (losses), net.............        (3.2)       (1.7)            9.1
                                            ------      ------         -------
          Total.......................      $  6.8      $  8.8         $(207.2)
                                            ======      ======         =======

The higher level of real estate-related losses in 1995, compared with both 1997 and 1996, reflected realized capital losses predominately from real estate-related bulk sale transactions in December 1995, as well as a higher level of write-downs on real estate-related investments. These sales and write-downs in 1995, reflect Zurich's and Insurance Partners' strategies, adopted by KILICO, with respect to the disposition of real estate-related investments. Other realized investment gains and losses for 1997, 1996 and 1995 relate primarily to the sale of fixed maturity investments. The fixed maturity losses generated in 1997 and 1996 arose primarily from the sale of fixed maturity investments, consisting of lower yielding U.S. Treasury bonds, collateralized mortgage obligations and corporate bonds, related to ongoing repositionings of KILICO's fixed maturity investment portfolio. The proceeds from the repositionings, together with cash and short-term investments, were reinvested into higher yielding corporate bonds and asset-backed securities in 1997 and 1996. Real estate-related gains in both 1997 and 1996, continue to reflect KILICO's strategy to reduce its exposure to real estate-related investments, as well as improving real estate market conditions in most areas of the country. Fixed maturity write-downs in 1997 primarily reflect other-than-temporary declines in value of certain U.S. dollar denominated fixed maturity investments which have significant exposure to countries in Southeast Asia. (See "INVESTMENTS" below.)

Operating earnings before the amortization of goodwill increased to $47.2 million in 1997, compared with $35.8 million in 1996. Operating earnings increased in 1997 before the amortization of goodwill, compared with 1996, primarily due to an increase in spread revenue (investment income earned less interest credited), an increase in separate account fees and charges, an increase in premium income and an increase in the deferral of insurance acquisition costs, offset by an increase in claims incurred and other policyholder benefits, taxes, licenses and fees, commissions, operating expenses and an increase in the amortization of the value of business acquired.

Operating earnings before the amortization of goodwill decreased to $35.8 million in 1996, compared with $74.2 million in 1995, primarily due to purchase accounting adjustments which reduced investment income and increased expenses.

Investment income was lower in 1996, compared with 1995, primarily reflecting purchase accounting adjustments related to the amortization of premiums on fixed maturity investments. Under purchase accounting, the fair value of KILICO's fixed maturity investments as of January 4, 1996 became KILICO's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments. As a result of the interest rate environment as of January 4, 1996, the market value of KILICO's fixed maturity investments was approximately $133.9 million greater than original par. The amortization of such premiums reduced investment income by approximately $14.1 million in 1997 and $22.7 million in 1996, compared with 1995.

Investment income and interest credited also declined in 1997, compared with 1996 and 1995, as a result of a decrease in both total invested assets and liabilities for future policy benefits to policyholders. Such decreases were the result of surrender and withdrawal activity over the last three years.

Investment income was also negatively impacted during 1996, compared with 1995, by a higher level of cash and short-term investments held in the first quarter of 1996. The increase in cash and short-term investments in the first quarter of 1996 was caused in part by the cash proceeds received from bulk sales of real estate-related investments in late December 1995.

Investment income was positively impacted in 1997 and 1996 from the benefits of capital contributions to KILICO and from the above-mentioned repositionings of KILICO's investment portfolio.

The following table reflects KILICO's sales.

SALES
(in millions)

                                                 YEAR ENDED DECEMBER 31
                                          ------------------------------------
                                                                PREACQUISITION
                                                                --------------
                                            1997       1996          1995
                                          --------    ------    --------------
Annuities:
  General account.....................    $  145.7    $140.6        $247.6
  Separate account....................       259.8     254.6         151.1
                                          --------    ------        ------
     Total annuities..................       405.5     395.2         398.7
                                          --------    ------        ------
Life Insurance:
  Separate account bank-owned variable
     universal life ("BOLI")..........     2,700.0      --          --
  Separate account variable universal
     life.............................         8.6        .2        --
  Term life...........................        22.2       7.8            .2
  Interest-sensitive life.............       --           .6            .2
                                          --------    ------        ------
     Total life.......................     2,730.8       8.6            .4
                                          --------    ------        ------
               Total sales............    $3,136.3    $403.8        $399.1
                                          ========    ======        ======

Sales of annuity products consist of total deposits received. General account annuity sales increased only slightly in 1997, compared with 1996, due to the current low interest rate environment. The decrease in 1996 general account (fixed annuity) sales, compared with 1995, is reflective of the declining interest rate environments and the stock and bond markets during 1996 and 1995, respectively, which made variable annuities more attractive to consumers in 1996, and fixed annuities more attractive to consumers during 1995.

The increase in separate account (variable sales) in 1997, compared with 1996 and 1995, was in part due to improvements in KILICO's financial strength and performance ratings in January 1996, the addition of new separate account investment fund options, the addition of new investment fund managers and a strong overall underlying stock and bond market. Sales of variable annuities not only increase administrative fees earned but they also pose minimal investment risk for KILICO, as policyholders invest in one or more of several underlying investment funds which invest in stocks and bonds. KILICO believes that the increase in its financial strength and performance ratings in January 1996 together with KILICO's association with Zurich, will continue to assist in KILICO's future sales efforts.

Beginning in late 1995, KILICO introduced a registered flexible individual variable life insurance product and in 1997 KILICO introduced several non-registered variable universal life insurance contracts, BOLI and a series of individual universal life insurance contracts. Sales of these separate account variable products, like variable annuities, pose minimal investment risk for KILICO as policyholders also invest in one or more underlying investment funds which invest in stocks and bonds. KILICO receives premium tax and DAC tax expense loads from certain contract holders, as well as administrative fees and cost of insurance charges which compensate KILICO for providing life insurance coverage to the contractholders in excess of their cash surrender values. Face amount of new variable universal life insurance business issued amounted to $59.6 billion in 1997, compared with $4.0 million in 1996.

Beginning in 1995, KILICO began to sell low-cost term life insurance products offering initial level premiums for 5, 10, 15 and 20 years in order to balance its product mix and asset-liability structure. In 1997 and 1996, KILICO also assumed $21.1 million and $7.3 million, respectively, of term life insurance premiums from FKLA. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.) Excluding the amounts assumed from FKLA, KILICO's total term life sales, including new and renewal premiums, amounted to $1.1 million in 1997, compared with $565 thousand in 1996 and $236 thousand in 1995. Face amount of new term business issued during 1997, 1996 and 1995 amounted to approximately $278 million, $187 million and $120 million, respectively.

Included in separate account fees and charges are administrative fees received from KILICO's separate account products of $31.0 million in 1997, compared with $25.3 million and $21.9 million in 1996 and 1995, respectively. Administrative fee revenue increased in each of the last three years due to growth in average separate account assets.

Also included in separate account fees and charges in 1997 are cost of insurance charges related to variable universal life insurance, primarily BOLI, of $27.6 million, of which $24.3 million of such fees were ceded to EPICENTRE. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.) Separate account fees and charges in 1997 also include premium tax expense loads of $51.1 million related to BOLI.

Other income includes surrender charge revenue of $5.2 million in 1997, compared with $5.4 million and $7.7 million in 1996 and 1995, respectively, as total general account and separate account policyholder surrenders and withdrawals decreased in 1997 and 1996, compared with 1995. The decrease in surrender charge revenue in 1997, compared with 1996 and 1995 also reflects that 49 percent of KILICO's fixed and variable annuity liabilities, excluding BOLI, at December 31, 1997 are subject to minimal (5 percent or less) or no surrender charges, compared with 57 percent in 1996 and 56 percent in 1995. Also included in other income in 1995 is a ceding commission experience adjustment which resulted in income of $4.4 million related to certain reinsurance transactions entered into by KILICO during 1992. (See the note captioned "Reinsurance" in the notes to the consolidated financial statements.)

POLICYHOLDER SURRENDERS, WITHDRAWALS AND DEATH BENEFITS
(in millions)

                                                               PREACQUISITION
                                                               --------------
                                            1997      1996          1995
                                           ------    ------    --------------
General account........................    $703.1    $652.0        $755.9
Separate account.......................     236.2     196.7         205.6
                                           ------    ------        ------
     Total.............................    $939.3    $848.7        $961.5
                                           ======    ======        ======

Reflecting the current interest rate environment and other competitive market factors, KILICO adjusts its crediting rates on interest-sensitive products over time in order to manage spread revenue and policyholder surrender and withdrawal activity. KILICO can also improve spread revenue over time by increasing investment income. Beginning in late 1994, as a result of rising interest rates and other competitive market factors, KILICO began to increase crediting rates on certain interest-sensitive products which adversely impacted spread income. The declines in interest rates during the last three quarters of 1995, however, and the current interest rate environment during 1996 and 1997, have mitigated at present, competitive pressures to increase existing renewal crediting rates further.

General account surrenders, withdrawals and death benefits increased $51.1 million in 1997, compared with 1996, reflecting an increase of $18.2 million in claims incurred as a result of the aforementioned term life insurance business assumed from FKLA as well as an increase in overall surrenders and withdrawals in 1997, compared with 1996. KILICO expects that the level of surrender and withdrawal activity experienced in 1997 should remain at a similar level in 1998 given current projections for relatively stable interest rates.

Taxes licenses and fees increased in 1997 to $52.6 million of which $51.1 million of this increase was related to premium taxes on BOLI. Excluding the taxes due on BOLI, of which KILICO received a corresponding expense load in separate account fees and other charges, taxes licenses and fees amounted to $1.5 million, compared with $2.2 million in 1996 and $6.9 million in 1995. Taxes, licenses and fees were lower in 1997 and 1996, compared with 1995, primarily reflecting the level of guaranty fund assessments in each of those years. Expenses for such assessments totaled $1.2 million, $601 thousand, and $5.8 million in 1997, 1996 and 1995, respectively. (See "Guaranty association assessments" above.)

Commissions expense was higher in 1997, compared with both 1996 and 1995, due to an increase in total sales, excluding BOLI.

Operating expenses declined in 1995, primarily as a result of a decrease in headcount resulting from the uncertainty concerning KILICO's ownership. Operating expenses increased in 1997 and 1996, compared with 1995, as a result of restaffing after the completion of the merger, an increase in evidence costs related to new term life sales and an increase in data processing expenses. Data processing expenses increased to $10.8 million in 1997, compared with $4.1 million in 1996 and $3.7 million in 1995, primarily due to infrastructure improvements related to new product development, a new general ledger and accounts payable system, development of a data warehouse and costs related to bringing KILICO's systems in compliance with the year 2000. Data processing expenses related to bringing KILICO's systems in compliance with the year 2000 amounted to $88 thousand in 1997. KILICO currently anticipates that it will cost an additional $895 thousand to bring all remaining systems in compliance. (See "Year 2000 Compliance" above.)

Operating earnings were positively impacted by the deferral of insurance acquisition costs in 1997, compared with 1996 and 1995. The deferral of insurance acquisition costs increased in 1997, compared with both 1996 and 1995 reflecting an increase in commissions expense and operating expenses related directly to the increase in production of new business.

Operating earnings were negatively impacted by the amortization of insurance acquisition costs and the amortization of the value of business acquired in 1997 and 1996, compared with the amortization of insurance acquisition costs in 1995. Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996 have been replaced under purchase accounting by the value of business acquired. The value of business acquired reflects the present value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. The amortization of the value of business acquired is calculated assuming an interest rate equal to the liability or contract rate on the value of the business acquired. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements.) Deferred insurance acquisition costs are established on all new policies sold after January 4, 1996.

The amortization of the value of business acquired increased in 1997, compared with 1996, as a result of an increase in net operating earnings related to the business previously acquired. The amortization of the value of business acquired in 1997 and 1996 was also adversely affected by net realized capital gains in 1997 and 1996, while the net amortization of insurance acquisition costs in 1995, was positively affected by realized capital losses. Net realized capital gains tend to accelerate the amortization of both the value of business acquired and deferred insurance acquisition costs as they tend to decrease KILICO's projected future estimated gross profits. Net realized capital losses tend to defer such amortization into future periods as they tend to increase KILICO's projected future estimated gross profits.

The difference between the cost of acquiring KILICO and the net fair value of KILICO's assets and liabilities as of January 4, 1996 was recorded as goodwill. During 1996, KILICO began to amortize goodwill on a straight-line basis over twenty-five years. In December of 1997, KILICO changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, KILICO recorded an increase in amortization expense of $5.1 million during 1997. The amortization of goodwill increased expenses by $10.2 million in 1996, compared with 1995.

INVESTMENTS

KILICO's principal investment strategy is to maintain a balanced, well-diversified portfolio supporting the insurance contracts written. KILICO makes shifts in its investment portfolio depending on, among other factors, its evaluation of risk and return in various markets, consistency with KILICO's business strategy and investment guidelines approved by the board of directors, the interest rate environment, liability durations and changes in market and business conditions.

INVESTED ASSETS AND CASH
(in millions)

                                     DECEMBER 31         DECEMBER 31
                                         1997                1996
                                     -----------         -----------
Cash and short-term investments...  $  260     5.8%     $   74     1.6%
Fixed maturities:
  Investment-grade:
     NAIC(1) Class 1..............   3,004    67.1       3,231    71.5
     NAIC(1) Class 2..............     651    14.5         621    13.7
  Below investment grade:
     Performing...................      14      .3          13      .3
     Nonperforming................      --      --           1      --
Joint venture mortgage loans......      73     1.6         111     2.4
Third-party mortgage loans........     103     2.3         107     2.4
Other real estate-related
  investments.....................      44     1.0          50     1.1
Policy loans......................     282     6.3         288     6.4
Equity securities.................      25      .6          10      .2
Other.............................      21      .5          14      .4
                                    ------   -----      ------   -----
          Total(2)................  $4,477   100.0%     $4,520   100.0%
                                    ======   =====      ======   =====

---------------
(1) National Association of Insurance Commissioners ("NAIC").
     -- Class 1 = A- and above
    -- Class 2 = BBB- through BBB+

(2) See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.

FIXED MATURITIES

KILICO is carrying its fixed maturity investment portfolio, which it considers available for sale, at estimated fair value, with the aggregate unrealized appreciation or depreciation being recorded as a separate component of stockholder's equity, net of any applicable income tax expense. The aggregate unrealized appreciation (depreciation) on fixed maturities at December 31, 1997 and 1996 was $24.6 million and $(63.2) million, respectively, compared with no unrealized appreciation or depreciation, at January 4, 1996 as a result of purchase accounting adjustments. KILICO does not record a net deferred tax benefit for the aggregate unrealized depreciation on investments. Fair values are sensitive to movements in interest rates and other economic developments and can be expected to fluctuate, at times significantly, from period to period.

At December 31, 1997, investment-grade fixed maturities and cash and short-term investments accounted for 87.4 percent of KILICO's invested assets and cash, compared with 86.8 percent at December 31, 1996. Approximately 54.0 percent of KILICO's NAIC Class 1 bonds were rated AAA or equivalent at year-end 1997, compared with 58.4 percent at December 31, 1996.

Approximately 35.1 percent of KILICO's investment-grade fixed maturities at December 31, 1997 were mortgage-backed securities, down from 36.4 percent at December 31, 1996, due to sales and paydowns during 1997. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. KILICO has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. KILICO's mortgage-backed investments are generally of AAA credit quality, and the markets for these investments have been and are expected to remain liquid. KILICO plans to continue to reduce its holding of such investments over time.

As a result of the previously discussed repositionings of KILICO's fixed maturity portfolio, approximately 10.8 percent and 8.8 percent of KILICO's investment-grade fixed maturities at December 31, 1997 and 1996, respectively, consisted of corporate asset-backed securities. The majority of KILICO's investments in asset-backed securities were backed by home equity loans (27.7%), auto loans (22.3%), manufactured housing loans (17.2%), equipment loans (13.7%), and commercial mortgage backed securities ("CMBs") (10.7%).

Future investment income from mortgage-backed securities and other asset-backed securities may be affected by the timing of principal payments and the yields on reinvestment alternatives available at the time of such payments. As a result of purchase accounting adjustments to fixed maturities, most of KILICO's mortgage-backed securities are carried at a premium over par. Prepayment activity resulting from a decline in interest rates on such securities purchased at a premium would accelerate the amortization of the premiums which would result in reductions of investment income related to such securities.

At December 31, 1997 and 1996 KILICO had unamortized premiums and discounts related to mortgage-backed and asset-backed securities as follows (in millions):

                                                 DECEMBER 31
                                                -------------
                                                1997    1996
                                                ----    ----
Unamortized premiums..........................  $19.6   $24.7
                                                =====   =====
Unamortized discounts.........................  $ 5.2   $ 5.7
                                                =====   =====

KILICO believes that as a result of the purchase accounting adjustments and the current interest rate environment, anticipated prepayment activity in 1998 is expected to result in reductions to future investment income similar to or greater than those reductions experienced by KILICO in 1997.

Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income.

The table below provides information about KILICO's mortgage-backed and asset-backed securities that are sensitive to changes in interest rates. The expected maturity dates have been calculated on a security by security basis using prepayment assumptions obtained from a survey conducted by a securities information service. These assumptions are consistent with the current interest rate and economic environment.

                                 CARRYING                                                                             FAIR VALUE
                                 VALUE AT                      EXPECTED MATURITY DATE                                     AT
                               DECEMBER 31,   ---------------------------------------------------------              DECEMBER 31,
        (IN MILLIONS)              1997        1998      1999      2000     2001     2002    THEREAFTER    TOTAL         1997
        -------------          ------------    ----      ----      ----     ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds.......   $1,283.6     $219.1    $232.5    $145.1    $92.2    $64.5     $530.2     $1,283.6     $1,283.6
    Average yield.............       6.58%      6.60%     6.61%     6.64%    6.64%    6.63%      6.67%        6.58%        6.58%
  Asset-backed bonds..........   $  353.0     $ 18.9    $ 16.9    $ 30.8    $35.5    $47.2     $203.7     $  353.0     $  353.0
    Average yield.............       6.81%      6.85%     7.04%     7.05%    7.15%    7.13%      7.20%        6.81%        6.81%
  CMBs........................   $   42.2     $  0.3    $  0.4    $  0.4    $ 0.4    $ 8.0     $ 32.7     $   42.2     $   42.2
    Average yield.............       6.64%      6.64%     6.64%     6.64%    6.64%    6.63%      6.63%        6.64%        6.64%
                                 --------                                                                 --------     --------
                                 $1,678.8                                                                 $1,678.8     $1,678.8
                                 ========                                                                 ========     ========

                                   CARRYING                                                                           FAIR VALUE
                                   VALUE AT                     EXPECTED MATURITY DATE                                    AT
                                 DECEMBER 31,   -------------------------------------------------------              DECEMBER 31,
         (IN MILLIONS)               1996        1997     1998     1999     2000     2001    THEREAFTER    TOTAL         1996
         -------------           ------------    ----     ----     ----     ----     ----    ----------    -----     ------------
Fixed Maturities:
  Mortgage-backed bonds.........   $1,402.0     $161.4   $239.0   $261.4   $166.1   $ 61.8     $512.3     $1,402.0     $1,402.0
    Average yield...............       6.83%      6.83%    6.83%    6.83%    6.83%    6.83%      6.83%        6.83%        6.83%
  Asset-backed
    bonds.......................   $  339.3     $ 31.4   $ 38.1   $ 36.6   $ 44.4   $ 51.0     $137.8     $  339.3     $  339.3
    Average yield...............       6.82%      6.82%    6.82%    6.82%    6.82%    6.82%      6.82%        6.82%        6.82%
                                   --------                                                               --------     --------
                                   $1,741.3                                                               $1,741.3     $1,741.3
                                   ========                                                               ========     ========

The current weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1997, is 3.8 years. A 200 basis point increase in interest rates would extend the weighted average maturity by approximately 1.0 year, while a 200 basis point decrease in interest rates would decrease the weighted average maturity by approximately 1.3 years.

The weighted average maturity of the mortgage-backed and asset-backed securities at December 31, 1996, was 4.6 years. A 200 basis point increase in interest rates would have extended the weighted average maturity by approximately 1.7 years, while a 200 basis point decrease in interest rates would have decreased the weighted average maturity by approximately 1.3 years.

As of December 31, 1997, KILICO had $54.7 million of U.S. dollar denominated fixed maturity investments, after write-downs for other-than-temporary declines in value, which have significant exposure to countries in Southeast Asia. Approximately $5.6 million of such securities were from Korea, $21.9 million were from Hong Kong, China, $20.4 million were from Malaysia and the remainder of such bonds were from a United Kingdom bank with most of its loans issued to countries in Southeast Asia. Write-downs on such securities, which were considered to be other-than-temporary, as of December 31, 1997 amounted to $3.1 million. There can be no assurance that the current estimate for other-than-temporary declines in value for such securities will prove accurate over time due to changing economic conditions in Southeast Asia.

Below investment-grade securities holdings (NAIC classes 3 through 6), representing securities of 9 issuers at December 31, 1997, totaled 0.3 percent of cash and invested assets at both December 31, 1997 and December 31, 1996. (See note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.) Below investment-grade securities are generally unsecured and often subordinated to other creditors of the issuers. These issuers may have relatively higher levels of indebtedness and be more sensitive to adverse economic conditions than investment-grade issuers. KILICO has significantly reduced its exposure to below investment-grade securities since 1991. This strategy takes into account the more conservative nature of today's consumer and the resulting demand for higher-quality investments in the life insurance and annuity marketplace. KILICO expects to increase its holdings in this category selectively during 1998.

REAL ESTATE-RELATED INVESTMENTS

The $220.0 million real estate-related portfolio held by KILICO, consisting of joint venture and third-party mortgage loans and other real estate-related investments, constituted 4.9 percent of cash and invested assets at December 31, 1997, compared with $267.7 million, or 5.9 percent, at December 31, 1996. The decrease in real estate-related investments during 1997 was primarily due to asset sales.

As reflected in the "Real estate portfolio" table below, KILICO has continued to fund both existing projects and legal commitments. The future legal commitments were $75.3 million at December 31, 1997. This amount represented a net decrease of $122.1 million since December 31, 1996, primarily due to sales in 1997. As of December 31, 1997, KILICO expects to fund approximately $21.2 million of these legal commitments, along with providing capital to existing projects. The disparity between total legal commitments and the amount expected to be funded relates principally to standby financing arrangements that provide credit enhancements to certain tax-exempt bonds, which KILICO does not presently expect to fund. The total legal commitments, along with estimated working capital requirements, are considered in KILICO's evaluation of reserves and write-downs. (See note captioned "Financial Instruments -- Off-Balance-Sheet Risk" in the notes to the consolidated financial statements.)

Excluding the $4.0 million of real estate owned and $19.2 million of net equity investments in joint ventures, KILICO's real estate loans totaled $196.8 million at December 31, 1997, after reserves and write-downs. Of this amount, $155.0 million are on accrual status with a weighted average interest rate of approximately 8.82 percent. Of these accrual loans, 9.7 percent have terms requiring current periodic payments of their full contractual interest, 53.4 percent require only partial payments or payments to the extent of cash flow of the borrowers, and 36.9 percent defer all interest to maturity.

The equity investments in real estate at December 31, 1997 consisted of KILICO's other equity investments in joint ventures. These equity investments include KILICO's share of periodic operating results. KILICO, as an equity owner or affiliate thereof, has the ability to fund, and historically has elected to fund, operating requirements of certain joint ventures.

REAL ESTATE PORTFOLIO
(in millions)

                                     MORTGAGE LOANS     OTHER REAL ESTATE-RELATED INVESTMENTS
                                    ----------------   ---------------------------------------
                                     JOINT    THIRD-     OTHER     REAL ESTATE       EQUITY
                                    VENTURE   PARTY    LOANS(2)       OWNED       INVESTMENTS    TOTAL
                                    -------   ------   ---------   ------------   ------------   ------
Balance at December 31,
  1996........................      $111.0    $106.6    $ 30.9        $ 7.5          $11.7       $267.7(1)
Additions (deductions):
Fundings......................        11.8        --        --           --             --         11.8
Interest added to
  principal...................         5.6        .7        --           --             --          6.3
Sales/paydowns/distributions..        (47.9)   (13.8)    (10.4)        (4.1)          (3.0)       (79.2)
Operating gain................          --        --        --           --             .8           .8
Transfers.....................        (9.1)      9.1        --           --             --           --
Realized investments
  gains.......................         7.6        .4       2.2           .7            8.8         19.7
Other transactions, net.......        (6.3)       --      (1.6)         (.1)            .9         (7.1)
                                    ------    ------    ------        -----          -----       ------
Balance at December 31,
  1997........................      $ 72.7    $103.0    $ 21.1        $ 4.0          $19.2       $220.0(3)
                                    ======    ======    ======        =====          =====       ======

----------
(1) Net of $11.8 million reserve and write-downs. Excludes $9.7 million of real estate-related accrued interest.

(2) The other real estate loans were notes receivable evidencing financing, primarily to joint ventures. These loans were issued by KILICO generally to provide financing for Kemper's or KILICO's joint ventures for various purposes.

(3) Net of $9.2 million reserve and write-downs. Excludes $9.5 million of real estate-related accrued interest.

REAL ESTATE CONCENTRATIONS AND OUTLOOK

KILICO's real estate portfolio is distributed by geographic location and property type. However, KILICO has concentration exposures in certain states and in certain types of properties. In addition to these exposures, KILICO also has exposures to certain real estate developers and partnerships. (See notes captioned "Unconsolidated Investees" and "Concentration of Credit Risk" in the notes to the consolidated financial statements.)

As a result of KILICO's ongoing strategy to reduce its exposure to real estate-related investments, as of December 31, 1997, KILICO had three remaining properties which account for approximately 83.2 percent of KILICO's $220.0 million real estate-related portfolio.

The largest of these investments at December 31, 1997 amounted to $88.2 million and consisted of second mortgages on nine hotel properties and two office buildings in which Patrick M. Nesbitt or his affiliates, a third-party real estate developer, have ownership interests. These hotels and office buildings are geographically dispersed and the current market values of the underlying properties substantially exceed the balances due on KILICO's mortgages. These loans are on accrual status.

KILICO's loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens, amounted to $60.5 million at December 31, 1997. The MLP's underlying investment primarily consists of a water development project located in California's Sacramento River Valley. This project is currently in the final stages of a permit process with various Federal and California State agencies which will determine the long-term economic viability of the project. KILICO currently anticipates that the permit process will be successfully completed in 1998. Loans to the MLP are on accrual status.

The remaining significant real estate-related investment amounted to $34.4 million at December 31, 1997 and consisted of various zoned and unzoned residential commercial lots located in Hawaii, as well as a sewer treatment plant which is located in the same geographical area as the residential lots. The sewer treatment plant is currently under a sales contract and is expected to close in early 1998. Due to certain negative zoning restriction developments in January 1997 and a continuing economic slump in Hawaii, KILICO has placed these real estate-related investments on nonaccrual status as of December 31, 1996. KILICO is currently pursuing the zoning of all remaining unzoned properties, as well as pursuing steps to sell all remaining zoned properties. However, due to the state of Hawaii's economy, which has lagged behind the economic expansion of most of the rest of the United States, KILICO anticipates that it could be several additional years until all of KILICO's investments in Hawaii are completely disposed of.

KILICO evaluates its real estate-related investments (including accrued interest) using an estimate of the investments observable market price, net of estimated costs to sell. (See note captioned "Summary of Significant Accounting Policies" in the notes to the consolidated financial statements.) Because KILICO's real estate review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors. KILICO's real estate-related investments are expected to continue to decline further through future sales. KILICO's net income could be materially reduced in future periods if real estate market conditions worsen in areas where KILICO's portfolio is located, if Kemper's and KILICO's plans with respect to certain projects change or if necessary construction or zoning permits are not obtained.

The following table is a summary of KILICO's troubled real estate-related investments:

TROUBLED REAL ESTATE-RELATED INVESTMENTS
(BEFORE RESERVES AND WRITE-DOWNS, EXCEPT FOR REAL ESTATE OWNED)
(in millions)

                                                DECEMBER 31   DECEMBER 31
                                                   1997          1996
                                                -----------   -----------
Potential problem loans(1)....................     $  --         $ 3.2
Past due loans(2).............................        --            --
Nonaccrual loans (primarily Hawaiian
  properties)(3)..............................      47.4          43.5
Real estate owned.............................       4.0           7.5
                                                   -----         -----
          Total...............................     $51.4         $54.2
                                                   =====         =====

---------------
(1) These are real estate-related investments where KILICO, based on known information, has serious doubts about the borrowers' abilities to comply with present repayment terms and which KILICO anticipates may go into nonaccrual, past due or restructured status.

(2) Interest more than 90 days past due but not on nonaccrual status.

(3) KILICO does not accrue interest on real estate-related investments when it judges that the likelihood of collection of interest is doubtful. Loans on nonaccrual status after reserves and write-downs amounted to $41.8 million and $38.2 million at December 31, 1997 and December 31, 1996, respectively.

NET INVESTMENT INCOME

KILICO's pre-tax net investment income totaled $296.2 million in 1997, compared with $299.7 million in 1996 and $348.4 million in 1995. Included in pre-tax net investment income is KILICO's share of the operating losses from equity investments in real estate consisting of other income less depreciation, interest and other expenses. Such operating results exclude interest expense on loans by KILICO which are on nonaccrual status. As previously discussed, KILICO's net investment income in 1997 and 1996, compared with 1995, has been negatively impacted by purchase accounting adjustments.

KILICO's total foregone investment income before tax on both nonperforming fixed maturity investments and nonaccrual real estate-related investments was as follows:

FOREGONE INVESTMENT INCOME
(dollars in millions)

                                                  YEAR ENDED DECEMBER 31
                                           ------------------------------------
                                                                 PREACQUISITION
                                                                 --------------
                                           1997       1996            1995
                                           ----       ----            ----
Fixed maturities.......................    $ .5       $ .7           $  .4
Real estate-related investments........     3.9         .5            20.5
                                           ----       ----           -----
       Total...........................    $4.4       $1.2           $20.9
                                           ====       ====           =====
Basis points...........................      10          3              43
                                           ====       ====           =====

Foregone investment income from the nonaccrual of real estate-related investments is net of KILICO's share of interest expense on these loans excluded from KILICO's share of joint venture operating results. Based on the level of nonaccrual real estate-related investments at December 31, 1997, KILICO estimates foregone investment income in 1998 will be similar to the 1997 level. Any increase in nonperforming securities, and either worsening or stagnant real estate conditions, would increase the expected adverse effect on KILICO's future investment income and realized investment results.

REALIZED INVESTMENT RESULTS

Reflected in net income (loss) are after-tax realized investment gains of $6.8 million and $8.8 million in 1997 and 1996, respectively, compared with after-tax realized investment losses of $207.2 million in 1995. (See note captioned "Invested Assets and Related Income" in the notes to the consolidated financial statements.)

Unrealized gains and losses on fixed maturity investments are not reflected in KILICO's net income (loss). These changes in unrealized value are included within a separate component of stockholder's equity, net of any applicable income taxes. If and to the extent a fixed maturity investment suffers an other-than-temporary decline in value, however, such security is written down to net realizable value, and the write-down adversely impacts net income.

KILICO regularly monitors its investment portfolio and as part of this process reviews its assets for possible impairments of carrying value. Because the review process includes estimates, there can be no assurance that current estimates will prove accurate over time due to changing economic conditions and other factors.

A valuation allowance has been established, and is evaluated as of each reported period end, to reduce the deferred tax asset for investment losses to the amount that, based upon available evidence, is in management's judgment more likely than not to be realized. (See note captioned "Income Taxes" in the notes to the consolidated financial statements.)

INTEREST RATES

In 1994, rapidly rising short-term interest rates resulted in a much flatter yield curve as the Federal Reserve Board raised rates five times during the year and once during first-quarter 1995. Interest rates subsequently declined through the remainder of 1995. In 1996, however, interest rates again began to rise, before declining again in 1997.

When maturing or sold investments are reinvested at lower yields in a low interest rate environment, KILICO can adjust its crediting rates on fixed annuities and other interest-bearing liabilities. However, competitive conditions and contractual commitments do not always permit the reduction in crediting rates to fully or immediately reflect reductions in investment yield, which can result in narrower spreads.

A rising interest rate environment can increase net investment income as well as contribute to both realized and unrealized fixed maturity investment losses, while a declining interest rate environment can decrease net investment income as well as contribute to both realized and unrealized fixed maturity investment gains. Also, lower renewal crediting rates on annuities, compared with competitors' higher new money crediting rates, have influenced certain annuity holders to seek alternative products. KILICO mitigates this risk somewhat by charging surrender fees, which decrease over time, when annuity holders withdraw funds prior to maturity on certain annuity products. Approximately 49 percent of KILICO's fixed and variable annuity liabilities as of December 31, 1997, however, were no longer subject to significant surrender fees.

LIQUIDITY AND CAPITAL RESOURCES

KILICO carefully monitors cash and short-term investments to maintain adequate balances for timely payment of policyholder benefits, expenses, taxes and policyholder's account balances. In addition, regulatory authorities establish minimum liquidity and capital standards. The major ongoing sources of KILICO's liquidity are deposits for fixed annuities, premium income, investment income, separate account fees, other operating revenue and cash provided from maturing or sold investments. (See the Policyholder surrenders and withdrawals table and related discussion and "INVESTMENTS" above.)

RATINGS

Ratings are an important factor in establishing the competitive position of life insurance companies. Rating organizations continue to review the financial performance and condition of life insurers and their investment portfolios, including those of KILICO. Any reductions in KILICO's claims-paying ability or financial strength ratings could result in its products being less attractive to consumers. Any reductions in KILICO's parent's ratings could also adversely impact KILICO's financial flexibility.

Ratings reductions for Kemper or its subsidiaries and other financial events can also trigger obligations to fund certain real estate-related commitments to take out other lenders. In such events, those lenders can be expected to renegotiate their loan terms, although they are not contractually obligated to do so.

Each rating is subject to revision or withdrawal at any time by the assigning organization and should be evaluated independently of any other rating. (See "Ranking and ratings" above.)

STOCKHOLDER'S EQUITY

Stockholder's equity totaled $865.6 million at December 31, 1997, compared with $751.0 million at December 31, 1996, and $745.6 million at January 4, 1996. The 1997 increase in stockholder's equity was primarily due to net income of $38.7 million, a $45.0 million capital contribution and an increase in stockholder's equity related to the change in unrealized appreciation of $60.1 million related to KILICO's fixed maturity investment portfolio due to falling interest rates during 1997, offset by a dividend of $29.2 million to Kemper. The 1996 increase in stockholder's equity was primarily due to net income of $34.4 million and an $18.4 million capital contribution, offset by a $47.4 million decrease in stockholder's equity related to the change in the unrealized loss position of KILICO's fixed maturity investment portfolio due to rising interest rates during 1996.

EMERGING ISSUES

In June 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 130, REPORTING COMPREHENSIVE INCOME. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses). This statement requires that all items required to be reported be displayed with the same prominence as other financial statements. This statement is effective for fiscal years beginning after December 31, 1997. The impact of implementation is not expected to be material to KILICO's reported net income before reporting comprehensive income. Comprehensive income, however, by design, could be materially different from reported net income, as changes in unrealized appreciation and depreciation of investments for example will now be included as a component of reported comprehensive income. Full implementation of SFAS No. 130 is expected in the first quarter of 1998.

In June 1997, the FASB also issued SFAS No. 131, DISCLOSURES ABOUT SEGMENTS OF AN ENTERPRISE AND RELATED INFORMATION. SFAS No. 131 establishes standards for how to report information about operating segments. It also establishes standards for related disclosures about products and services, geographic areas and major customers. This statement is effective for fiscal years beginning after December 31, 1997. Full implementation of SFAS No. 131 is expected in December 1998 and the impact of implementation is not expected to be material to KILICO.

In February 1998, the FASB issued SFAS No. 132, EMPLOYERS' DISCLOSURES ABOUT PENSIONS AND OTHER POSTRETIREMENT BENEFITS. SFAS No. 132 revises standards for disclosures related to pension and other postretirement benefit plans. This statement is effective for fiscal years beginning after December 31, 1997. Full implementation of SFAS No. 132 is expected in December 1998 and the impact of implementation is not expected to be material to KILICO.

                   DIRECTORS AND EXECUTIVE OFFICERS OF KILICO

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
John B. Scott (53)                     Chief Executive Officer, President and Director
Chief Executive Officer since          of Federal Kemper Life Assurance Company (FKLA)
February 1992. President since         and Fidelity Life Association (FLA) since 1988.
November 1993. Director since 1992.    Chief Executive Officer, President and Director
                                       of Zurich Life Insurance Company of America
                                       (ZLICA) and Zurich Direct, Inc. (ZD) since March
                                       1996. Chairman of the Board and Director of
                                       Investors Brokerage Services, Inc. (IBS) and
                                       Investors Brokerage Services Insurance Agency,
                                       Inc. (IBSIA) since 1993. Chairman of the Board
                                       of FKLA and FLA from April 1988 to January 1996.
                                       Chairman of the Board of KILICO from February
                                       1992 to January 1996. Executive Vice President
                                       and Director of Kemper Corporation (Kemper) from
                                       January 1994 and March 1996, respectively.
                                       Executive Vice President of Kemper Financial
                                       Companies, Inc. from January 1994 to January
                                       1996 and Director from 1992 to January 1996.
Eliane C. Frye (50)                    Executive Vice President of FKLA and FLA since
Executive Vice President since 1995.   1995. Executive Vice President of ZLICA and ZD
                                       since March 1996. Director of FLA since December
                                       1997. Director of ZD from March 1996 to March
                                       1997. Director of IBS and IBSIA since 1995.
                                       Senior Vice President of KILICO, FKLA and FLA
                                       from 1993 to 1995. Vice President of FKLA and
                                       FLA from 1988 to 1993.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
Frederick L. Blackmon (46)             Senior Vice President and Chief Financial
Senior Vice President and Chief        Officer of FKLA since December 1995. Senior Vice
Financial Officer since December       President and Chief Financial Officer of FLA
1995.                                  since January 1996. Senior Vice President and
                                       Chief Financial Officer of ZLICA since March
                                       1996. Senior Vice President and Chief Financial
                                       Officer of ZD since March 1996. Director of ZD
                                       from March 1996 to March 1997. Treasurer and
                                       Chief Financial Officer of Kemper since January
                                       1996. Chief Financial Officer of Alexander
                                       Hamilton Life Insurance Company from April 1989
                                       to November 1995.
James C. Harkensee (39)                Senior Vice President of FKLA and FLA since
Senior Vice President since January    January 1996. Senior Vice President of ZLICA
1996.                                  since 1995. Senior Vice President of ZD since
                                       1995. Director of ZD from April 1993 to March
                                       1997. Vice President of ZLICA from 1992 to 1995.
                                       Chief Actuary of ZLICA from 1991 to 1994.
                                       Assistant Vice President of ZLICA from 1990 to
                                       1992. Vice President of ZD from 1994 to 1995.
James E. Hohmann (42)                  Senior Vice President and Chief Actuary of FKLA
Senior Vice President and Chief        since December 1995. Senior Vice President and
Actuary since December 1995.           Chief Actuary of FLA since January 1996. Senior
                                       Vice President and Chief Actuary of ZLICA since
                                       March 1996. Senior Vice President and Chief
                                       Actuary of ZD since March 1996. Director of FLA
                                       since June 1997. Director of ZD from March 1996
                                       to March 1997. Managing Principal (Partner) of
                                       Tillinghast-Towers Perrin from January 1991 to
                                       December 1995. Consultant/Principal (Partner) of
                                       Tillinghast-Towers Perrin from November 1986 to
                                       January 1991.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
Edward K. Loughridge (43)              Senior Vice President and Corporate Development
Senior Vice President and Corporate    Officer of FKLA and FLA since January 1996.
Development Officer since January      Senior Vice President and Corporate Development
1996.                                  Officer for ZLICA and ZD since March 1996.
                                       Senior Vice President of Human Resources of
                                       Zurich-American Insurance Group from February
                                       1992 to March 1996.
Phillip D. Meserve (47)                Senior Vice President of FKLA, FLA, ZLICA and ZD
Senior Vice President since March      since March 1997. Director of IBSIA and IBS
1997                                   since March and May, 1997, respectively.
                                       Managing Director of Equitable Distributors from
                                       May 1996 to March 1997. Senior Vice President of
                                       Banker's Trust from April 1995 to April 1996.
                                       Senior Vice President of Fidelity Investments
                                       Insurance Services from February 1992 to March
                                       1995.
Debra P. Rezabek (42)                  Senior Vice President of FKLA and FLA since
Senior Vice President since 1996.      March 1996. Corporate Secretary of FKLA and FLA
General Counsel since 1992. Corporate  since January 1996. Vice President of KILICO,
Secretary since January 1996.          FKLA and FLA since 1995. General Counsel and
                                       Director of Government Affairs of FKLA and FLA
                                       since 1992 and of KILICO since 1993. Senior Vice
                                       President, General Counsel and Corporate
                                       Secretary of ZLICA since March 1996. Senior Vice
                                       President, General Counsel and Corporate
                                       Secretary of ZD since March 1996. Director of ZD
                                       from March 1996 to March 1997. Secretary of IBS
                                       and IBSIA since 1993. Director of IBS and IBSIA
                                       from 1993 to 1996. Assistant General Counsel of
                                       FKLA and FLA from 1988 to 1992. General Counsel
                                       and Assistant Secretary of KILICO, FKLA and FLA
                                       from 1992 to 1996. Assistant Secretary of Kemper
                                       since January 1996.
Kenneth M. Sapp (52)                   Senior Vice President of FKLA, FLA and ZLICA
Senior Vice President since January    since January 1998. Vice President--Aetna Life
1998.                                  Brokerage of Aetna Life & Annuity Company from
                                       February 1992 to January 1998.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
George Vlaisavljevich (55)             Senior Vice President of FKLA, FLA and ZLICA
Senior Vice President since October    since October 1996. Senior Vice President of ZD
1996.                                  since March 1997. Director of IBS and IBSIA
                                       since October 1996. Executive Vice President of
                                       The Copeland Companies from April 1983 to
                                       September 1996.
Loren J. Alter (59)                    Director of FKLA, FLA and Scudder Kemper
Director since January 1996.           Investments, Inc. (SKI) since January 1996.
                                       Director of ZLICA since May 1979. Executive Vice
                                       President of Zurich Insurance Company since
                                       1979. President, Chief Executive Officer and
                                       Director of Kemper since January 1996.
William H. Bolinder (54)               Chairman of the Board and Director of FKLA and
Chairman of the Board and Director     FLA since January 1996. Chairman of the Board of
since January 1996.                    ZLICA and ZD since March 1995. Chairman of the
                                       Board and Director of Kemper since January 1996.
                                       Vice Chairman and Director of SKI since January
                                       1996. Member of the Corporate Executive Board of
                                       Zurich Insurance Group since October 1994.
                                       Chairman of the Board of American Guarantee and
                                       Liability Insurance Company, Zurich American
                                       Insurance Company of Illinois, American Zurich
                                       Insurance Company and Steadfast Insurance
                                       Company since 1995. Chief Executive Officer of
                                       American Guarantee and Liability Insurance
                                       Company, Zurich American Insurance Company of
                                       Illinois, American Zurich Insurance Company and
                                       Steadfast Insurance Company from 1986 to June
                                       1995. President of Zurich Holding Company of
                                       America since 1986. Manager of Zurich Insurance
                                       Company, U.S. Branch since 1986. Underwriter for
                                       Zurich American Lloyds since 1986.

            NAME AND AGE
        POSITION WITH KILICO           OTHER BUSINESS EXPERIENCE DURING PAST 5 YEARS OR
          YEAR OF ELECTION                                   MORE
        --------------------           ------------------------------------------------
David A. Bowers (51)                   Director of FKLA and ZLICA since May 1997.
Director since May 1997.               Director of FLA since June 1997. Executive Vice
                                       President, Corporate Secretary and General
                                       Counsel of Zurich-American Insurance Group since
                                       August 1985. Vice President, General Council and
                                       Secretary of Kemper since January 1996.
Markus Rohrbasser (43)                 Director of FKLA, FLA and ZLICA since May 1997.
Director since May 1997.               Chief Financial Officer and Member of the
                                       Corporate Executive Board of Zurich Insurance
                                       Company since January 1997. Member of Enlarged
                                       Corporate Executive Board and Chief Executive
                                       Officer of Union Bank of Switzerland (North
                                       America) from 1992 to 1997.

                             EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG TERM
                                                                                           COMPENSATION
                                                 ANNUAL COMPENSATION                          AWARDS
                                      ------------------------------------------    --------------------------
                                                                       OTHER          LONG TERM
                                                                       ANNUAL       INCENTIVE PLAN    OPTIONS/        ALL OTHER
         NAME AND                                                   COMPENSATION       PAYOUTS          SARS         COMPENSATION
    PRINCIPAL POSITION        YEAR    SALARY ($)    BONUS ($)(2)       ($)(3)           ($)(2)         (#)(4)        ($)(5)(6)(7)
---------------------------------------------------------------------------------------------------------------------------------
John B. Scott..............   1997     $171,000       $ --            $ --             $--            $ --             $ 63,362
Chief Executive Officer(1)    1996      212,500         94,000          --              212,500         --              142,498
                              1995      172,800        129,600          20,035          --             15,360           260,106
Eliane C. Frye.............   1997       98,040         47,515          --               91,590         --               29,909
Executive Vice President(1)   1996      105,000         41,750          --               69,750         --               58,520
                              1995       91,200         67,200           9,261          --             10,560            41,546
Frederick L. Blackmon......   1997       96,300         54,225          --              112,500         --               19,699
Senior Vice President and     1996      100,583         47,000          27,924           71,250         --               11,226
  Chief Financial
    Officer(1)
George Vlaisavljevich......   1997      252,500        146,000          39,922          243,000         --                9,491
Senior Vice President(1)
Phillip D. Meserve.........   1997      231,818        150,500         172,526          280,500         --               --
Senior Vice President(1)

---------------

(1) Also served in same positions for FKLA, ZLICA and FLA. An allocation of the time devoted to duties as executive officer of KILICO has been made. All compensation items reported in the Summary Compensation Table reflect this allocation.

(2) Annual bonuses are paid pursuant to annual incentive plans. The amounts of the bonuses earned in 1997 for Mr. Scott were not available as of the date of this filing.

(3) The amounts disclosed in this column include:

    (a) Amounts paid as non-preferential dividend equivalents on shares of restricted stock and phantom stock units.

    (b) The cash value of shares of Kemper common stock when awarded under the Kemper Anniversary Award Plan. Employees were awarded shares on an increasing scale beginning with their 10th year of employment and every 5 years thereafter, with a pro rata award at retirement.

    (c) The taxable benefit from personal use of an employer-provided automobile and certain estate planning services facilitated for executives.

    (d) Relocation expense reimbursements of $21,437 in 1996 for Mr. Blackmon and $24,498 and $52,526, respectively, for Messrs. Vlaisavljevich and Meserve in 1997.

    (e) Sign-on payment of $120,000 for Mr. Meserve in 1997.

(4) Options were granted under Kemper stock option plans maintained for selected officers and employees of Kemper and its subsidiaries.

    (5) The amounts in this column include:

        (a) The amounts of employer contributions allocated to the accounts of the named persons under defined contribution plans or under supplemental plans maintained to provide benefits in excess of applicable ERISA limitations.

        (b) Distributions from the Kemper and FKLA supplemental plans.

(6) Pursuant to the Conseco Merger Agreement, which was an agreement that was subsequently terminated as the result of a failed merger attempt by Conseco, the restricted stock awards for 1993 and 1994 were cancelled. To replace these awards, on June 30, 1994, the Committee, under the Kemper Bonus Restoration Plan and in its sole discretion, granted cash awards to the named executive officers and other affected executives entitling each of them to receive an amount in cash immediately prior to the effective time of the then-planned Conseco merger equal to the product of the number of shares of restricted stock previously granted to such individual under the 1993 Senior Executive Long-Term Incentive Plan multiplied by the consideration payable in the merger. As a result of the termination of the Conseco Merger Agreement, no cash awards were paid pursuant to the Kemper Bonus Restoration Plan.

    In January 1995, the board of directors, upon the advice of the Committee, approved the adoption of the Kemper 1995 Executive Incentive Plan under which active employee holders of the previously cancelled shares of restricted stock were granted phantom stock units by the Committee equal to the number of shares cancelled plus an added amount representing 20 percent of the aggregate cancelled shares. The 20 percent supplement was awarded in recognition of the imposition of new vesting periods on the phantom awards (to the extent the restricted stock held prior to cancellation would otherwise have vested in June 1994 had stockholder approval of the affected restricted stock plan been obtained as earlier anticipated).

    By their terms, the phantom stock units associated with cancelled shares of restricted stock originally awarded in 1993, as supplemented, would have vested on December 31, 1995 and entitle the holders to a cash payment (net of any required tax withholding) determined by the value of Kemper's common stock based on an average trading range to December 31, 1995, and those phantom stock units associated with the cancelled restricted stock originally awarded in 1994 could similarly have vested and been paid on December 31, 1996, subject to ongoing employment to the respective vesting dates. Notwithstanding these vesting provisions, the phantom stock units earlier vested and entitled payment upon the consummation of a "change of control" of Kemper. Dividend equivalents were payable to holders of the phantom stock units as compensation income when and as dividends were paid on Kemper's outstanding common stock, and the Executive Incentive Plan provided for standard anti-dilution adjustments.

    Phantom stock units awarded to the named executive officers subject to vesting on December 31, 1995 and December 31, 1996, were Mr. Scott 5,400 and 12,600 phantom units, respectively, and Ms. Frye 1,680 and 1,680 phantom units, respectively. All phantom stock units vested and were paid immediately prior to the effectiveness of the January 4, 1996 acquisition of Kemper by Zurich and Insurance Partners. Mr. Scott and Ms. Frye received allocated cash out payments of $430,272, and $80,317, respectively, in 1996.

(7) Pursuant to the terms of a Termination Protection Agreement with Kemper dated March 17, 1994, Mr. Scott received payments in 1995 and 1996. These payments were made by Kemper and no portion of the payments were allocated to KILICO.

             TABLE OF CONTENTS--STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information, Table of Contents is: Services to the Separate Account; Performance Information of Subaccounts; State Regulation; Experts; Financial Statements; Independent Auditors' Report, Financial Statements of the Separate Account. The Statement of Additional Information should be read in conjunction with this Prospectus.

                              FINANCIAL STATEMENTS

The financial statements of KILICO that are included in this Prospectus should be considered primarily as bearing on the ability of KILICO to meet its obligations under the Contracts. The Contracts are not entitled to participate in earnings, dividends or surplus of KILICO.

                             CHANGE OF ACCOUNTANTS

On September 12, 1997, Kemper Investors Life Insurance Company ("KILICO") appointed the accounting firm of Coopers & Lybrand L.L.P. as independent accountants for the year ended December 31, 1997 to replace KPMG Peat Marwick LLP effective with such appointment. KILICO's Board of Directors approved the selection of Coopers & Lybrand L.L.P. as the new independent accountants. Management had not consulted with Coopers & Lybrand L.L.P. on any accounting, auditing or reporting matter, prior to that time.

During the two most recent fiscal years ended December 31, 1996, there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure or any reportable events. KPMG Peat Marwick LLP's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

There were no disagreements with Coopers & Lybrand L.L.P. on accounting or financial disclosures for the year ended December 31, 1997.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholder's
Kemper Investors Life Insurance Company:

We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the related consolidated statements of operations, stockholder's equity, and cash flows for the year then ended. In connection with our audit of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audit. The financial statements of Kemper Investors Life Insurance Company and subsidiaries for the period from January 4, 1996 to December 31, 1996 (post-acquisition basis) and for the year ended December 31, 1995 (pre-acquisition basis), were audited by other auditors, whose unqualified report, dated March 21, 1997, included an explanatory paragraph that described the acquisition of Kemper Investors Life Insurance Company as discussed in Note 1 to the financial statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles. In addition, in our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information required to be included therein.

                                           Coopers & Lybrand L.L.P.
Chicago, Illinois
March 18, 1998

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors and Stockholder
Kemper Investors Life Insurance Company:

We have audited the accompanying consolidated balance sheet of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the related consolidated statements of operations, stockholder's equity, and cash flows for the period from January 4, 1996 to December 31, 1996 (post-acquisition), and for the year ended December 31, 1995 (pre-acquisition). In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as of December 31, 1996 and 1995 as listed in the accompanying index. These consolidated financial statements and the financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the aforementioned post-acquisition consolidated financial statements present fairly, in all material respects, the financial position of Kemper Investors Life Insurance Company and subsidiaries as of December 31, 1996 and the results of their operations and their cash flows for the post-acquisition period, in conformity with generally accepted accounting principles. Also, in our opinion, the aforementioned pre-acquisition consolidated financial statements present fairly, in all material respects, the results of their operations and their cash flows for the pre-acquisition period, in conformity with generally accepted accounting principles. Further, in our opinion, the aforementioned financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

As discussed in Note 1 to the consolidated financial statements, effective January 4, 1996, an investor group as described in Note 1, acquired all of the outstanding stock of Kemper Corporation, the parent of Kemper Investors Life Insurance Company, in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

                                           KPMG PEAT MARWICK LLP

Chicago, Illinois
March 21, 1997

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                          CONSOLIDATED BALANCE SHEETS
                       (in thousands, except share data)

                                                     DECEMBER 31   DECEMBER 31
                                                        1997          1996
                                                     -----------   -----------
ASSETS
Fixed maturities, available for sale, at fair value
  (amortized cost: December 31, 1997, $3,644,075;
  December 31, 1996, $3,929,650)...................  $ 3,668,643   $3,866,431
Short-term investments.............................      236,057       71,696
Joint venture mortgage loans.......................       72,663      110,971
Third-party mortgage loans.........................      102,974      106,585
Other real estate-related investments..............       44,409       50,157
Policy loans.......................................      282,439      288,302
Equity securities..................................       24,839        9,910
Other invested assets..............................       20,820       13,597
                                                     -----------   ----------
         Total investments.........................    4,452,844    4,517,649
Cash...............................................       23,868        2,776
Accrued investment income..........................      117,789      115,199
Goodwill...........................................      229,393      244,688
Value of business acquired.........................      138,482      189,639
Deferred insurance acquisition costs...............       59,459       26,811
Deferred income taxes..............................       39,993           --
Reinsurance recoverable............................      382,609      427,165
Receivable on sales of securities..................       20,076       32,569
Other assets and receivables.......................        3,187       34,117
Assets held in separate accounts...................    5,121,950    2,127,247
                                                     -----------   ----------
         Total assets..............................  $10,589,650   $7,717,860
                                                     ===========   ==========
LIABILITIES
Future policy benefits.............................  $ 3,856,871   $4,256,521
Ceded future policy benefits.......................      382,609      427,165
Benefits and funds payable.........................      150,524       36,142
Other accounts payable and liabilities.............      212,133       59,462
Deferred income taxes..............................           --       60,362
Liabilities related to separate accounts...........    5,121,950    2,127,247
                                                     -----------   ----------
         Total liabilities.........................    9,724,087    6,966,899
                                                     -----------   ----------
Commitments and contingent liabilities
STOCKHOLDER'S EQUITY
Capital stock--$10 par value,
  authorized 300,000 shares; outstanding 250,000
  shares...........................................        2,500        2,500
Additional paid-in capital.........................      806,538      761,538
Unrealized gain (loss) on investments..............       12,637      (47,498)
Retained earnings..................................       43,888       34,421
                                                     -----------   ----------
         Total stockholder's equity................      865,563      750,961
                                                     -----------   ----------
         Total liabilities and stockholder's
           equity..................................  $10,589,650   $7,717,860
                                                     ===========   ==========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (in thousands)

                                          YEAR ENDED DECEMBER 31
                                  --------------------------------------
                                                          PREACQUISITION
                                                          --------------
                                    1997         1996          1995
                                    ----         ----          ----
REVENUE
Net investment income...........  $296,195     $299,688     $ 348,448
Realized investment gains
  (losses)......................    10,546       13,602      (318,700)
Premium income..................    22,239        7,822           236
Separate account fees and
  charges.......................    85,413       25,309        21,909
Other income....................    11,087        9,786        16,192
                                  --------     --------     ---------
          Total revenue.........   425,480      356,207        68,085
                                  --------     --------     ---------
BENEFITS AND EXPENSES
Interest credited to
  policyholders.................   199,782      223,094       237,984
Claims incurred and other
  policyholder benefits.........    28,372       14,255         7,631
Taxes, licenses and fees........    52,608        2,173         6,912
Commissions.....................    32,602       25,962        24,881
Operating expenses..............    36,837       24,678        20,837
Deferral of insurance
  acquisition costs.............   (38,177)     (27,820)      (36,870)
Amortization of insurance
  acquisition costs.............     3,204        2,316        14,423
Amortization of value of
  business acquired.............    24,948       21,530       --
Amortization of goodwill........    15,295       10,195       --
                                  --------     --------     ---------
          Total benefits and
            expenses............   355,471      296,383       275,798
                                  --------     --------     ---------
Income (loss) before income tax
  expense (benefit).............    70,009       59,824      (207,713)
Income tax expense (benefit)....    31,292       25,403       (74,664)
                                  --------     --------     ---------
          Net income (loss).....  $ 38,717     $ 34,421     $(133,049)
                                  ========     ========     =========

See accompanying notes to consolidated financial statements.

                    KEMPER INVESTORS LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                 (in thousands)

                                                                      PREACQUISITION
                                                                      --------------
                              DECEMBER 31   DECEMBER 31   JANUARY 4    DECEMBER 31
                                 1997          1996         1996           1995
                              -----------   -----------   ---------    -----------
CAPITAL STOCK, beginning and
  end of period.............   $  2,500      $  2,500     $  2,500      $   2,500
                               --------      --------     --------      ---------

ADDITIONAL PAID-IN CAPITAL,
  beginning of period.......    761,538       743,104      491,994        491,994
Capital contributions from
  parent....................     45,000        18,434        --           --
Adjustment to reflect
  purchase accounting
  method....................     --            --          251,110        --
                               --------      --------     --------      ---------
         End of period......    806,538       761,538      743,104        491,994
                               --------      --------     --------      ---------

UNREALIZED GAIN (LOSS) ON
  INVESTMENTS, beginning of
  period....................    (47,498)       --           68,502       (236,443)
Unrealized gain (loss) on
  revaluation of
  investments, net..........     60,135       (47,498)       --           304,945
Adjustment to reflect
  purchase accounting
  method....................     --            --          (68,502)       --
                               --------      --------     --------      ---------
         End of period......     12,637       (47,498)       --            68,502
                               --------      --------     --------      ---------

RETAINED EARNINGS, beginning
  of period.................     34,421        --           42,880        175,929
Net income (loss)...........     38,717        34,421        --          (133,049)
Dividends to parent.........    (29,250)       --            --           --
Adjustment to reflect
  purchase accounting
  method....................     --            --          (42,880)       --
                               --------      --------     --------      ---------
         End of period......     43,888        34,421        --            42,880
                               --------      --------     --------      ---------

         Total stockholder's
           equity...........   $865,563      $750,961     $745,604      $ 605,876
                               ========      ========     ========      =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                         YEAR ENDED DECEMBER 31
                                               ------------------------------------------
                                                                           PREACQUISITION
                                                                           --------------
                                                 1997          1996             1995
                                                 ----          ----             ----
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)..........................  $  38,717    $    34,421      $(133,049)
  Reconcilement of net income (loss) to net
    cash provided:
    Realized investment losses (gains).......    (10,546)       (13,602)       318,700
    Interest credited and other charges......    198,206        230,298        237,984
    Deferred insurance acquisition costs.....    (34,973)       (25,504)       (22,447)
    Amortization of value of business
      acquired...............................     24,948         21,530        --
    Amortization of goodwill.................     15,295         10,195        --
    Amortization of discount and premium on
      investments............................     17,866         25,743          4,586
    Deferred income taxes....................    (99,370)          (897)        38,423
    Net change in current Federal income
      taxes..................................     97,386        108,806        (86,990)
    Benefits and premium taxes due related to
      separate account bank-owned life
      insurance..............................    180,546        --             --
    Other, net...............................     17,168        (22,283)       (29,905)
                                               ---------    -----------      ---------
        Net cash provided from operating
          activities.........................    445,243        368,707        327,302
                                               ---------    -----------      ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Cash from investments sold or matured:
    Fixed maturities held to maturity........    229,208        264,383        320,143
    Fixed maturities sold prior to
      maturity...............................    633,872        891,995        297,637
    Mortgage loans, policy loans and other
      invested assets........................    131,866        168,727        450,573
  Cost of investments purchased or loans
    originated:
    Fixed maturities.........................   (606,028)    (1,369,091)      (549,867)
    Mortgage loans, policy loans and other
      invested assets........................    (76,350)      (119,044)      (131,966)
  Short-term investments, net................   (164,361)       300,819       (168,351)
  Net change in receivable and payable for
    securities transactions..................     29,746        (31,667)        (1,397)
  Net reductions in other assets.............        244            115          1,996
                                               ---------    -----------      ---------
        Net cash provided by investing
          activities.........................    178,197        106,237        218,768
                                               ---------    -----------      ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Policyholder account balances:
    Deposits.................................    145,687        141,159        247,778
    Withdrawals..............................   (745,510)      (700,084)      (755,917)
  Capital contributions from parent..........     45,000         18,434        --
  Dividends to parent........................    (29,250)       --             --
  Other......................................    (18,275)        42,512        (35,309)
                                               ---------    -----------      ---------
        Net cash used in financing
          activities.........................   (602,348)      (497,979)      (543,448)
                                               ---------    -----------      ---------
            Net increase (decrease) in
              cash...........................     21,092        (23,035)         2,622
CASH, beginning of period....................      2,776         25,811         23,189
                                               ---------    -----------      ---------
CASH, end of period..........................  $  23,868    $     2,776      $  25,811
                                               =========    ===========      =========

See accompanying notes to consolidated financial statements.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

Kemper Investors Life Insurance Company and subsidiaries (the "Company") issues fixed and variable annuity products, variable life, term life and interest-sensitive life insurance products marketed primarily through a network of financial institutions, securities brokerage firms, insurance agents and financial planners. The Company is licensed in the District of Columbia and all states except New York. The Company is a wholly-owned subsidiary of Kemper Corporation ("Kemper"). On January 4, 1996, an investor group comprised of Zurich Insurance Company ("Zurich"), Insurance Partners, L.P. ("IP") and Insurance Partners Offshore (Bermuda), L.P. (together with IP, "Insurance Partners") acquired all of the issued and outstanding common stock of Kemper. As a result of that change in control, Zurich and Insurance Partners owned 80 percent and 20 percent, respectively, of Kemper and therefore the Company. On February 27, 1998, Zurich acquired Insurance Partner's remaining 20 percent interest for cash. As a result of this transaction, Kemper and the Company became wholly-owned subsidiaries of Zurich.

The financial statements include the accounts of the Company on a consolidated basis. All significant intercompany balances and transactions have been eliminated. Certain reclassifications have been made to the 1996 and 1995 consolidated financial statements in order for them to conform to the 1997 presentation.

PURCHASE ACCOUNTING METHOD

The acquisition of the Company on January 4, 1996, was accounted for using the purchase method of accounting. The consolidated financial statements of the Company prior to January 4, 1996, were prepared on a historical cost basis in accordance with generally accepted accounting principles. The accompanying financial statements and notes thereto prepared prior to January 4, 1996 have been labeled "preacquisition". The accompanying consolidated financial statements of the Company as of January 4, 1996 (the acquisition date) and as of and for the years ended December 31, 1996 and 1997, have been prepared in conformity with the purchase method of accounting. The Company has presented January 4, 1996 (the acquisition date), as the opening purchase accounting balance sheet where appropriate for comparative purposes throughout the accompanying financial statements and notes thereto.

Under purchase accounting, the Company's assets and liabilities have been marked to their relative fair values as of the acquisition date. The difference between the cost of acquiring the Company and the net fair values of the Company's assets and liabilities as of the acquisition date has been recorded as

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) goodwill. The allocated cost of acquiring the Company was $745.6 million and the acquisition resulted in goodwill of $254.9 million as of January 4, 1996. The Company began to amortize goodwill during 1996 on a straight-line basis over twenty-five years. In December of 1997, the Company changed its amortization period to twenty years in order to conform to Zurich's accounting practices and policies. As a result of the change in amortization periods, the Company recorded an increase in goodwill amortization expense of $5.1 million during 1997.

The Company reviews goodwill to determine if events or changes in circumstances may have affected the recoverability of the outstanding goodwill as of each reporting period. In the event that the Company determines that goodwill is not recoverable, it would amortize such amounts as additional goodwill expense in the accompanying financial statements. As of December 31, 1997, the Company believes that no such adjustment is necessary.

Purchase accounting adjustments primarily affected the recorded historical values of fixed maturities, mortgage loans, other invested assets, deferred insurance acquisition costs, future policy benefits and deferred income taxes.

Deferred insurance acquisition costs, and the related amortization thereof, for policies sold prior to January 4, 1996, have been replaced by the value of business acquired.

The value of business acquired reflects the estimated fair value of the Company's life insurance business in force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies.

A 15 percent discount rate was used to determine such value and represents the rate of return required by Zurich and Insurance Partners to invest in the business being acquired. In selecting the rate of return used to value the policies purchased, the Company considered the magnitude of the risks associated with each of the actuarial assumptions used in determining expected future cash flows, the cost of capital available to fund the acquisition, the perceived likelihood of changes in insurance regulations and tax laws, the complexity of the Company's business, and the prices paid (i.e., discount rates used in determining other life insurance company valuations) on similar blocks of business sold in recent periods.

The value of the business acquired is amortized over the estimated contract life of the business acquired in relation to the present value of estimated gross

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) profits using current assumptions based on an interest rate equal to the liability or contract rate on the value of business acquired. The estimated amortization and accretion of interest for the value of business acquired for each of the years through December 31, 2002 are as follows:

                                                                    PROJECTED
    (in thousands)        BEGINNING                  ACCRETION OF    ENDING
YEAR ENDED DECEMBER 31     BALANCE    AMORTIZATION     INTEREST      BALANCE
----------------------    ---------   ------------   ------------   ---------
1996 (actual)..........   $190,222      $(31,427)      $ 9,897      $168,692
1997 (actual)..........    168,692       (34,906)        9,958       143,744
1998...................    143,744       (25,633)        8,933       127,044
1999...................    127,044       (23,701)        7,873       111,216
2000...................    111,216       (21,668)        6,876        96,424
2001...................     96,424       (19,122)        5,973        83,275
2002...................     83,275       (17,835)        5,134        70,574

The projected ending balance of the value of business acquired will be further adjusted to reflect the impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio. Such adjustments are not recorded in the Company's net income but rather are recorded as a credit or charge to stockholder's equity, net of income tax. As of December 31, 1997 and 1996, this adjustment increased (decreased) the value of business acquired by $(5.3) million and $20.9 million, respectively, and stockholder's equity by approximately $(3.4) million and $13.6 million, respectively.

ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that could affect the reported amounts of assets and liabilities as well as the disclosure of contingent assets or liabilities at the date of the financial statements. As a result, actual results reported as revenue and expenses could differ from the estimates reported in the accompanying financial statements. As further discussed in the accompanying notes to the consolidated financial statements, significant estimates and assumptions affect deferred insurance acquisition costs, the value of business acquired, provisions for real estate-related losses and reserves, other-than-temporary declines in values for fixed maturities, the valuation allowance for deferred income taxes and the calculation of fair value disclosures for certain financial instruments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
LIFE INSURANCE REVENUE AND EXPENSES

Revenue for annuities, variable life insurance and interest-sensitive life insurance products consists of investment income, and policy charges such as mortality, expense and surrender charges and expense loads for premium taxes on certain contracts. Expenses consist of benefits and interest credited to contracts, policy maintenance costs and amortization of deferred insurance acquisition costs. Also reflected in fees and other income is a ceding commission experience adjustment received in 1995 as a result of certain reinsurance transactions entered into by the Company during 1992. (See note captioned "Reinsurance".)

Premiums for term life policies are reported as earned when due. Profits for such policies are recognized over the duration of the insurance policies by matching benefits and expenses to premium income.

DEFERRED INSURANCE ACQUISITION COSTS

The costs of acquiring new business, principally commission expense and certain policy issuance and underwriting expenses, have been deferred to the extent they are recoverable from estimated future gross profits on the related contracts and policies. The deferred insurance acquisition costs for annuities, separate account business and interest-sensitive life insurance products are being amortized over the estimated contract life in relation to the present value of estimated gross profits. Deferred insurance acquisition costs related to such interest-sensitive products also reflect the estimated impact of unrealized gains or losses on fixed maturities held as available for sale in the investment portfolio, through a credit or charge to stockholder's equity, net of income tax. The deferred insurance acquisition costs for term-life insurance products are being amortized over the premium paying period of the policies.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits related to annuities and interest-sensitive life contracts reflect net premiums received plus interest credited during the contract accumulation period and the present value of future payments for contracts that have annuitized. Current interest rates credited during the contract accumulation period range from 3.0 percent to 7.3 percent. Future minimum guaranteed interest rates vary from 3.0 percent to 4.0 percent. For contracts that have annuitized, interest rates used in determining the present value of future payments range principally from 3.0 percent to 12.0 percent.

Liabilities for future term life policy benefits have been computed principally by a net level premium method. Anticipated rates of mortality are based on the

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
1975-1980 Select and Ultimate Table modified by Company experience, including withdrawals. Estimated future investment yields are a level 7 percent for reinsurance assumed and for direct business, 8 percent for three years; 7 percent for year four; and 6 percent thereafter.

INVESTED ASSETS AND RELATED INCOME

Investments in fixed maturities and equity securities are carried at fair value. Short-term investments are carried at cost, which approximates fair value. (See note captioned "Fair Value of Financial Instruments".)

The amortized cost of fixed maturities is adjusted for amortization of premiums and accretion of discounts to maturity, or in the case of mortgage-backed and asset-backed securities, over the estimated life of the security. Such amortization is included in net investment income. Amortization of the discount or premium from mortgage-backed and asset-backed securities is recognized using a level effective yield method which considers the estimated timing and amount of prepayments of the underlying loans and is adjusted to reflect differences which arise between the prepayments originally anticipated and the actual prepayments received and currently anticipated. To the extent that the estimated lives of such securities change as a result of changes in prepayment rates, the adjustment is also included in net investment income. The Company does not accrue interest income on fixed maturities deemed to be impaired on an other-than-temporary basis, or on mortgage loans and other real estate loans where the likelihood of collection of interest is doubtful.

Mortgage loans are carried at their unpaid balance, net of unamortized discount and any applicable reserves or write-downs. Other real estate-related investments net of any applicable reserve and write-downs include notes receivable from real estate ventures; investments in real estate ventures, adjusted for the equity in the operating income or loss of such ventures; and real estate owned carried at fair value.

Real estate reserves are established when declines in collateral values, estimated in light of current economic conditions and calculated in conformity with Statement of Financial Accounting Standards ("SFAS") 114, ACCOUNTING BY CREDITORS FOR IMPAIRMENT OF A LOAN, indicate a likelihood of loss. At year-end 1995, reflecting the Company's change in strategy with respect to its real estate portfolio, and the disposition thereof, and on January 4, 1996, reflecting the acquisition of the Company, real estate-related investments were valued using an estimate of the investments observable market price, net of estimated costs to sell.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
Under purchase accounting, the market value of the Company's policy loans and other invested assets consisting primarily of venture capital investments and a leveraged lease, became the Company's new cost basis in such investments. Investments in policy loans and other invested assets after January 4, 1996 are carried at cost.

Realized gains or losses on sales of investments, determined on the basis of identifiable cost on the disposition of the respective investment, recognition of other-than-temporary declines in value and changes in real estate-related reserves and write-downs are included in revenue. Net unrealized gains or losses on revaluation of investments are credited or charged to stockholder's equity. Such unrealized gains are recorded net of deferred income tax expense, while unrealized losses are not tax benefitted.

SEPARATE ACCOUNT BUSINESS

The assets and liabilities of the separate accounts represent segregated funds administered and invested by the Company for purposes of funding variable annuity and variable life insurance contracts for the exclusive benefit of variable annuity and variable life insurance contract holders. The Company receives administrative fees from the separate account and retains varying amounts of withdrawal charges to cover expenses in the event of early withdrawals by contract holders. The assets and liabilities of the separate accounts are carried at fair value.

INCOME TAX

The operations of the Company prior to January 4, 1996 have been included in the consolidated Federal income tax return of Kemper. Income taxes receivable or payable have been determined on a separate return basis, and payments have been received from or remitted to Kemper pursuant to a tax allocation arrangement between Kemper and its subsidiaries, including the Company. The Company generally had received a tax benefit for losses to the extent such losses can be utilized in Kemper's consolidated Federal tax return. Subsequent to January 4, 1996, the Company and its subsidiaries file separate Federal income tax returns.

Deferred taxes are provided on the temporary differences between the tax and financial statement basis of assets and liabilities.

(2) CASH FLOW INFORMATION

The Company defines cash as cash in banks and money market accounts. Federal income tax refunded by Kemper under the tax allocation arrangement

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(2) CASH FLOW INFORMATION (CONTINUED)
for the period from January 1, 1996 to January 4, 1996 and for the years ended December 31, 1995 amounted to $108.8 million and $25.2 million, respectively. The Company paid Federal income taxes of $29.0 million and $28.1 million directly to the United States Treasury Department during 1997 and 1996, respectively.

(3) INVESTED ASSETS AND RELATED INCOME

The Company is carrying its fixed maturity investment portfolio at estimated fair value as fixed maturities are considered available for sale. The carrying value (estimated fair value) of fixed maturities compared with amortized cost, adjusted for other-than-temporary declines in value, were as follows:

                                                                        ESTIMATED
                                                                        UNREALIZED
                                           CARRYING    AMORTIZED    ------------------
                                            VALUE         COST       GAINS     LOSSES
(in thousands)                             --------    ---------     -----     ------
DECEMBER 31, 1997
U.S. treasury securities and obligations
  of U.S. government agencies and
  authorities...........................  $    6,258   $   6,298    $     4   $    (44)
Obligations of states and political
  subdivisions, special revenue and
  nonguaranteed.........................      29,330      29,308        160       (138)
Debt securities issued by foreign
  governments...........................      92,563      92,722        188       (347)
Corporate securities....................   1,861,655   1,846,588     24,733     (9,666)
Mortgage and asset-backed securities....   1,678,837   1,669,159     10,035       (357)
                                          ----------   ----------   -------   --------
      Total fixed maturities............  $3,668,643   $3,644,075   $35,120   $(10,552)
                                          ==========   ==========   =======   ========
DECEMBER 31, 1996
U.S. treasury securities and obligations
  of U.S. government agencies and
  authorities...........................  $   92,238   $  93,202    $    --   $   (964)
Obligations of states and political
  subdivisions, special revenue and
  nonguaranteed.........................      30,853      31,519         --       (666)
Debt securities issued by foreign
  governments...........................     105,394     108,456        504     (3,566)
Corporate securities....................   1,896,615   1,935,511      5,918    (44,814)
Mortgage and asset-backed securities....   1,741,331   1,760,962      1,990    (21,621)
                                          ----------   ----------   -------   --------
      Total fixed maturities............  $3,866,431   $3,929,650   $ 8,412   $(71,631)
                                          ==========   ==========   =======   ========

Upon default or indication of potential default by an issuer of fixed maturity securities, the Company-owned issue(s) of such issuer would be placed on nonaccrual status and, since declines in fair value would no longer be considered

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) by the Company to be temporary, would be analyzed for possible write-down. Any such issue would be written down to its net realizable value during the fiscal quarter in which the impairment was determined to have become other than temporary. Thereafter, each issue on nonaccrual status is regularly reviewed, and additional write-downs may be taken in light of later developments.

The Company's computation of net realizable value involves judgments and estimates, so such value should be used with care. Such value determination considers such factors as the existence and value of any collateral security; the capital structure of the issuer; the level of actual and expected market interest rates; where the issue ranks in comparison with other debt of the issuer; the economic and competitive environment of the issuer and its business; the Company's view on the likelihood of success of any proposed issuer restructuring plan; and the timing, type and amount of any restructured securities that the Company anticipates it will receive.

The Company's $220.0 million real estate portfolio at December 31, 1997 consists of joint venture and third-party mortgage loans and other real estate-related investments. At December 31, 1997 and 1996, total impaired real estate-related loans were as follows:

                                               DECEMBER 31    DECEMBER 31
                                                   1997           1996
(in millions)                                  -----------    -----------
Impaired loans without reserves--gross.......     $39.3          $39.8
Impaired loans with reserves--gross..........       2.2            7.6
                                                  -----          -----
       Total gross impaired loans............      41.5           47.4
Reserves related to impaired loans...........      (2.1)          (4.4)
                                                  -----          -----
       Net impaired loans....................     $39.4          $43.0
                                                  =====          =====

Impaired loans without reserves include loans in which the deficit in equity investments in real estate-related investments is considered in determining reserves and write-downs. At December 31, 1997 and 1996, the Company's deficit in equity investments considered in determining reserves and write-downs amounted to $0 and $5.9 million, respectively. The Company had an average balance of $45.2 million and $30.8 million in impaired loans for 1997 and 1996, respectively. Cash payments received on impaired loans are generally applied to reduce the outstanding loan balance.

At December 31, 1997 and December 31, 1996, loans on nonaccrual status, before reserves and write-downs, amounted to $47.4 million and $43.5 million, respectively. The Company's nonaccrual loans are generally included in impaired loans.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
At December 31, 1997, securities carried at approximately $6.3 million were on deposit with governmental agencies as required by law.

Proceeds from sales of investments in fixed maturities prior to maturity were $633.9 million, $892.0 million and $297.6 million during 1997, 1996 and 1995, respectively. Gross gains of $3.1 million, $9.9 million and $21.2 million and gross losses of $13.7 million, $16.2 million and $11.9 million were realized on sales and write-downs of fixed maturities in 1997, 1996 and 1995, respectively.

The carrying value and amortized cost of fixed maturity investments, by contractual maturity at December 31, 1997, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties and because mortgage-backed and asset-backed securities provide for periodic payments throughout their life.

                                                 CARRYING     AMORTIZED
                                                  VALUE       COST VALUE
               (in thousands)                    --------     ----------
One year or less............................    $   47,724    $   47,797
Over one year through five..................       649,279       648,291
Over five years through ten.................       988,849       984,495
Over ten years..............................       303,954       294,333
Securities not due at a single maturity
  date, primarily mortgage and asset-backed
  securities(1).............................     1,678,837     1,669,159
                                                ----------    ----------
       Total fixed maturities...............    $3,668,643    $3,644,075
                                                ==========    ==========

---------------
(1) Weighted average maturity of 3.8 years.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED)
The sources of net investment income were as follows:

                                                                PREACQUISITION
                                                                --------------
                                    1997           1996              1995
        (in thousands)              ----           ----              ----
Interest and dividends on
  fixed maturities............    $250,170       $250,683          $269,934
Dividends on equity
  securities..................       2,123            646               681
Income from short-term
  investments.................       4,128          9,130            13,159
Income from mortgage loans....      16,283         20,257            40,494
Income from policy loans......      20,549         20,700            19,658
Income from other real estate-
  related investments.........       6,631          4,917            15,565
Income from other loans and
  investments.................       2,045          2,480             1,555
                                  --------       --------          --------
       Total investment
          income..............     301,929        308,813           361,046
Investment expense............      (5,734)        (9,125)          (12,598)
                                  --------       --------          --------
       Net investment
          income..............    $296,195       $299,688          $348,448
                                  ========       ========          ========

Realized gains (losses) for the years ended December 31, 1997, 1996 and 1995, were as follows:

                                              REALIZED GAINS (LOSSES)
                                  -----------------------------------------------
                                                                   PREACQUISITION
                                                                   --------------
                                    1997            1996                1995
        (in thousands)              ----            ----                ----
Real estate-related...........    $ 19,758         $17,462           $(325,611)
Fixed maturities..............     (10,656)         (6,344)              9,336
Equity securities.............         914           --                   (346)
Other.........................         530           2,484              (2,079)
                                  --------         -------           ---------
  Realized investment gains
     (losses) before income
     tax expense (benefit)....      10,546          13,602            (318,700)
Income tax expense (benefit)         3,691           4,761            (111,545)
                                  --------         -------           ---------
  Net realized investment
     gains (losses)...........    $  6,855         $ 8,841           $(207,155)
                                  ========         =======           =========

Unrealized gains (losses) are computed below as follows: fixed maturities--the difference between fair value and amortized cost, adjusted for other-than-temporary declines in value; equity securities and other--the difference between fair value and cost. The change in unrealized investment gains (losses)

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(3) INVESTED ASSETS AND RELATED INCOME (CONTINUED) by class of investment for the years ended December 31, 1997, 1996 and 1995 were as follows:

                                      CHANGE IN UNREALIZED GAINS (LOSSES)
                           ---------------------------------------------------------
                                                                      PREACQUISITION
                                                                      --------------
                           DECEMBER 31    DECEMBER 31    JANUARY 4     DECEMBER 31
                               1997           1996          1996           1995
     (in thousands)        -----------    -----------    ---------     -----------
Fixed maturities.........    $ 87,787       $(63,219)        $           $351,964
Equity and other
  securities.............        (103)         1,256         --               180
Adjustment to deferred
  insurance acquisition
  costs..................      (2,325)         1,307         --           (14,277)
Adjustment to value of
  business acquired......     (26,209)        20,947         --           --
                             --------       --------         ---         --------
  Unrealized gain (loss)
     before income tax
     expense.............      59,150        (39,709)        --           337,867
Income tax expense
  (benefit)..............        (985)         7,789         --            32,922
                             --------       --------         ---         --------
       Net unrealized
          gain (loss) on
          investments....    $ 60,135       $(47,498)        $--         $304,945
                             ========       ========         ===         ========

(4) UNCONSOLIDATED INVESTEES

At December 31, 1997 and 1996 the Company, along with other Kemper subsidiaries, directly held partnership interests in a number of real estate joint ventures. The Company's direct and indirect real estate joint venture investments are accounted for utilizing the equity method, with the Company recording its share of the operating results of the respective partnerships. The Company, as an equity owner, has the ability to fund, and historically has elected to fund, operating requirements of certain of the joint ventures. Consolidation accounting methods are not utilized as the Company, in most instances, does not own more than 50 percent in the aggregate, and in any event, major decisions of the partnership must be made jointly by all partners.

As of December 31, 1997 and December 31, 1996, the Company's net equity investment in unconsolidated investees amounted to $19.3 million and $11.7 million, respectively. The Company's share of net income related to such unconsolidated investees amounted to $835 thousand and $223 thousand in 1997 and 1996, respectively, and a net loss of $453 thousand in 1995.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK

The Company generally strives to maintain a diversified invested asset portfolio; however, certain concentrations of credit risk exist in mortgage and asset-backed securities and real estate.

Approximately 35.1 percent of the Company's investment-grade fixed maturities at December 31, 1997 were mortgage-backed securities, down from 36.4 percent at December 31, 1996, due to sales and paydowns during 1997. These investments consist primarily of marketable mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other investment-grade securities collateralized by mortgage pass-through securities issued by these entities. The Company has not made any investments in interest-only or other similarly volatile tranches of mortgage-backed securities. The Company's mortgage-backed investments are generally AAA credit quality.

Approximately 10.8 percent and 8.8 percent of the Company's investment-grade fixed maturities at December 31, 1997 and 1996, respectively, consisted of corporate asset-backed securities. The majority of the Company's investments in asset-backed securities were backed by home equity loans (27.7%), auto loans (22.3%), manufactured housing loans (17.2%), equipment loans (13.7%), and commercial mortgage backed securities (10.7%).

The Company's real estate portfolio is distributed by geographic location and property type, as shown in the following two tables:

GEOGRAPHIC DISTRIBUTION AS OF DECEMBER 31, 1997

California...........................................   38.2%
Hawaii...............................................   14.2
Colorado.............................................    9.8
Oregon...............................................    9.2
Washington...........................................    9.1
Florida..............................................    6.4
Texas................................................    5.1
Michigan.............................................    3.7
Ohio.................................................    3.3
Illinois.............................................    1.0
                                                       -----
          Total......................................  100.0%
                                                       =====

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
DISTRIBUTION BY PROPERTY TYPE AS OF DECEMBER 31, 1997

Hotel................................................   41.3%
Land.................................................   28.2
Residential..........................................   13.1
Retail...............................................    3.3
Office...............................................    3.1
Industrial...........................................     .9
Other................................................   10.1
                                                       -----
          Total......................................  100.0%
                                                       =====

Undeveloped land represented approximately 28.2 percent of the Company's real estate portfolio at December 31, 1997. To maximize the value of certain land and other projects, additional development has been proceeding or has been planned. Such development of existing projects would continue to require funding, either from the Company or third parties. In the present real estate markets, third-party financing can require credit enhancing arrangements (e.g., standby financing arrangements and loan commitments) from the Company. The values of development projects are dependent on a number of factors, including Kemper's and the Company's plans with respect thereto, obtaining necessary construction and zoning permits and market demand for the permitted use of the property. The values of certain development projects have been written down as of December 31, 1995, reflecting changes in plans in connection with the Zurich-led acquisition of Kemper. There can be no assurance that such permits will be obtained as planned or at all, nor that such expenditures will occur as scheduled, nor that Kemper's and the Company's plans with respect to such projects may not change substantially.

Approximately half of the Company's real estate mortgage loans are on properties or projects where the Company, Kemper, or their affiliates have taken ownership positions in joint ventures with a small number of partners. (See note captioned "Unconsolidated Investees".)

At December 31, 1997, loans to and investments in joint ventures in which Patrick M. Nesbitt or his affiliates ("Nesbitt"), a third-party real estate developer, have ownership interests constituted approximately $88.2 million, or
40.1 percent, of the Company's real estate portfolio. The Nesbitt ventures consist of nine hotel properties and two office buildings. At December 31, 1997, the Company did not have any Nesbitt-related off-balance-sheet legal funding commitments outstanding.

At December 31, 1997, loans to a master limited partnership (the "MLP") between subsidiaries of Kemper and subsidiaries of Lumbermens Mutual

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(5) CONCENTRATION OF CREDIT RISK (CONTINUED)
Casualty Company ("Lumbermens"), a former affiliate, constituted approximately $60.5 million, or 27.5 percent, of the Company's real estate portfolio. Kemper's interest is 75 percent at December 31, 1997. At December 31, 1997, MLP-related commitments accounted for approximately $7.4 million of the Company's off-balance-sheet legal commitments, which the Company expects to fund.

At December 31, 1997, the Company no longer had any outstanding loans or investments in projects with the Prime Group, Inc. or its affiliates, as all such investments have been sold or written-down to zero. However, the Company continues to have Prime Group-related commitments, which accounted for $25.7 million of the Company's off-balance-sheet legal commitments at December 31, 1997. The Company does not expect to fund any of these commitments.

(6) INCOME TAXES

Income tax expense (benefit) was as follows for the years ended December 31, 1997, 1996 and 1995:

                                                         PREACQUISITION
                                                         --------------
                                1997         1996             1995
       (in thousands)           ----         ----             ----
Current.....................  $130,662      $26,300        $(113,087)
Deferred....................   (99,370)        (897)          38,423
                              --------      -------        ---------
          Total.............  $ 31,292      $25,403        $ (74,664)
                              ========      =======        =========

Included in the 1995 current tax benefit is the recognition of a net operating loss carryover at December 31, 1995 which was utilized against taxable income on Kemper's consolidated short-period Federal income tax return for the January 1 through January 4, 1996 tax year. Beginning January 5, 1996, the Company and its subsidiaries each filed a stand alone Federal income tax return. Previously, the Company had filed a consolidated Federal income tax return with Kemper. In 1996, the Company and Kemper settled all outstanding balances under the tax allocation agreement.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
The actual income tax expense (benefit) for 1997, 1996 and 1995 differed from the "expected" tax expense (benefit) for those years as displayed below. "Expected" tax expense (benefit) was computed by applying the U.S. Federal corporate tax rate of 35 percent in 1997, 1996, and 1995 to income (loss) before income tax expense (benefit).

                                                         PREACQUISITION
                                                         --------------
                                1997         1996             1995
       (in thousands)           ----         ----             ----
Computed expected tax expense
  (benefit)..................  $24,503      $20,938         $(72,700)
Difference between "expected"
  and actual tax expense
  (benefit):
  State taxes................    1,801          913           (1,370)
  Amortization of goodwill...    5,353        3,568          --
  Foreign tax credit.........     (278)       --                (183)
  Other, net.................      (87)         (16)            (411)
                               -------      -------         --------
          Total actual tax
            expense
            (benefit)........  $31,292      $25,403         $(74,664)
                               =======      =======         ========

Deferred tax assets and liabilities are generally determined based on the difference between the financial statement and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The Company only records deferred tax assets if future realization of the tax benefit is more likely than not, with a valuation allowance recorded for the portion that is not likely to be realized. The valuation allowance is subject to future adjustments based upon, among other items, the Company's estimates of future operating earnings and capital gains.

The Company has established a valuation allowance to reduce the deferred Federal tax asset related to real estate and other investments to the amount that, based upon available evidence, is, in management's judgment, more likely than not to be realized. Any reversals of the valuation allowance are contingent upon the recognition of future capital gains in the Company's Federal income tax return or a change in circumstances which causes the recognition of the benefits to become more likely than not. The change in the valuation allowance is related solely to the change in the net deferred Federal tax asset or liability from unrealized gains or losses on investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
The tax effects of temporary differences that give rise to significant portions of the Company's net deferred Federal tax asset or liability were as follows:

                                  DECEMBER 31    DECEMBER 31     JANUARY 4
                                     1997            1996          1996
         (in thousands)           -----------    -----------     ---------
Deferred Federal tax assets:
  Deferred insurance acquisition
     costs......................   $ 75,522        $  4,520      $  --
  Unrealized losses on
     investments................     --              16,624         --
  Life policy reserves..........     43,337          46,452        46,654
  Unearned revenue..............     37,243          --             --
  Real estate-related...........     13,400          20,642        27,736
  Other investment-related......      3,298           5,409         1,773
  Other.........................      4,371           3,639         9,750
                                   --------        --------      --------
     Total deferred Federal tax
       assets...................    177,171          97,286        85,913
  Valuation allowance...........    (15,201)        (31,825)      (15,201)
                                   --------        --------      --------
     Total deferred Federal tax
       assets after valuation
       allowance................    161,970          65,461        70,712
                                   --------        --------      --------
Deferred Federal tax
  liabilities:
  Value of business acquired....     48,469          66,373        66,578
  Deferred insurance acquisition
     costs......................     20,811           9,384         --
  Depreciation and
     amortization...............     20,201          15,473        15,490
  Other investment-related......     18,774          28,855        37,919
  Unrealized gains on
     investments................      9,002          --             --
  Other.........................      4,720           5,738         4,197
                                   --------        --------      --------
     Total deferred Federal tax
       liabilities..............    121,977         125,823       124,184
                                   --------        --------      --------
Net deferred Federal tax assets
  (liabilities).................   $ 39,993        $(60,362)     $(53,472)
                                   ========        ========      ========

The net deferred tax assets relate primarily to unearned revenue and the tax on deferred insurance acquisition costs ("DAC Tax") associated with $2.7 billion of new 1997 sales from a non-registered individual and group variable bank-owned life insurance contract ("BOLI"). As a result of proposed tax law changes, as more fully discussed below, the level of DAC Tax experienced in 1997 is not anticipated to occur in future periods and it is expected that the Company will return to its normalized earnings patterns in 1998. Management believes that it is more likely, than not, that the results of future operations will

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(6) INCOME TAXES (CONTINUED)
generate sufficient taxable income over the ten year amortization period of the unearned revenue and DAC Tax to realize such deferred tax assets.

In early 1998, the Clinton Administration's Fiscal Year 1998 Budget ("Budget") was released and contained certain proposals to change the taxation of non-qualified fixed and variable annuities and variable life insurance contracts, including BOLI. It is currently unknown whether or not such proposals will be accepted, amended or omitted in the final 1999 Budget approved by Congress. If the current Budget proposals are accepted, certain of the Company's non-qualified fixed and variable annuities and certain of its variable life insurance products, including BOLI and the non-registered individual variable universal life insurance contract introduced during 1997, may no longer be tax advantaged products and therefore no longer attractive to those customers who purchase them because of their favorable tax attributes. Additionally, sales of such products during 1998 may also be negatively impacted until the likelihood of the current proposals being enacted into law has been determined.

The tax returns through the year 1986 have been examined by the Internal Revenue Service ("IRS"). Changes proposed are not material to the Company's financial position. The tax returns for the years 1987 through 1993 are currently under examination by the IRS.

(7) RELATED-PARTY TRANSACTIONS

The Company received cash capital contributions of $45.0 million and $18.4 million during 1997 and 1996, respectively. The Company paid cash dividends of $29.3 million to Kemper during 1997.

The Company has loans to joint ventures, consisting primarily of mortgage loans on real estate, in which the Company and/or one of its affiliates has an ownership interest. At December 31, 1997 and December 31, 1996, joint venture mortgage loans totaled $72.7 million and $111.0 million, respectively, and during 1997, 1996 and 1995, the Company earned interest income on these joint venture loans of $7.5 million, $9.5 million and $19.6 million, respectively.

All of the Company's personnel are employees of Federal Kemper Life Assurance Company ("FKLA"), an affiliated company. The Company is allocated expenses for the utilization of FKLA employees and facilities, the investment management services of Scudder Kemper Investments, Inc. ("SKI"), formerly Zurich Kemper Investments, Inc., an affiliated company, and the information systems of Kemper Service Company ("KSvC"), an SKI subsidiary, based on the Company's share of administrative, legal, marketing, investment management, information systems and operation and support services. During

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(7) RELATED-PARTY TRANSACTIONS (CONTINUED)
1997, 1996 and 1995, expenses allocated to the Company from SKI and KSvC amounted to $114 thousand, $1.7 million and $4.4 million, respectively. The Company also paid to SKI investment management fees of $3.5 million, $3.6 million and $3.4 million during 1997, 1996 and 1995, respectively. In addition, expenses allocated to the Company from FKLA during 1997, 1996 and 1995 amounted to $30.0 million, $10.5 million and $14.3 million, respectively.

During 1995, the Company sold certain mortgages and real estate-related investments, net of reserves, amounting to approximately $3.5 million to an affiliated non-life realty company, in exchange for cash. No gain or loss was recognized on these sales. During 1996, the Company purchased approximately $24.5 million of real estate-related investments from an affiliated non-life realty subsidiary for cash. The Company also paid to Kemper real estate subsidiaries $2.2 million, $1.8 million and $1.8 million in 1997, 1996 and 1995, respectively, related to the management of the Company's real estate portfolio.

(8) REINSURANCE

In the ordinary course of business, the Company enters into reinsurance agreements to diversify risk and limit its overall financial exposure to certain blocks of fixed-rate annuities and to individual death claims. The Company generally cedes 100 percent of the related annuity liabilities under the terms of the reinsurance agreements. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and obligations to policyholders. As such, these amounts paid or deemed to have been paid are recorded on the Company's consolidated balance sheet as reinsurance recoverables and ceded future policy benefits.

In 1992 and 1991, the Company entered into 100 percent indemnity reinsurance agreements ceding $515.7 million and $416.3 million, respectively, of its fixed-rate annuity liabilities to Fidelity Life Association, a Mutual Legal Reserve Company ("FLA"). FLA is a mutual insurance company that shares common management and common board members with the Company, FKLA and Kemper. As of December 31, 1997 and 1996, the reinsurance recoverable related to the fixed-rate annuity liabilities ceded to FLA amounted to $382.6 million and $427.2 million, respectively. During 1995, the Company recorded income of $4.4 million related to a ceding commission experience adjustment from the 1992 reinsurance agreement.

In December 1996, the Company assumed on a yearly renewable term basis approximately $14.4 billion (face amount) of term life insurance from FKLA.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(8) REINSURANCE (CONTINUED)
As a result of this transaction, the Company recorded premiums and reserves of approximately $7.3 million. The difference between the cash transferred, which represents the statutory reserves of the business assumed, and the reserves recorded under generally accepted accounting principles, of approximately $18.4 million, was deemed to be a capital contribution from Kemper and was recorded as additional paid-in-capital during 1996. Premiums assumed during 1997 under the terms of the treaty amounted to $21.1 million and the face amount which remained outstanding at December 31, 1997 amounted to $12.6 billion.

The Company's retention limit on term life insurance prior to 1997 was $300 thousand (face amount) on the life of any one individual with the excess amounts ceded to outside reinsurers. The term life insurance business assumed from FKLA during 1996 did not have any individual contracts greater than $300 thousand in face amount. Effective January 1, 1997, the Company ceded 90 percent of all new term life insurance premiums to outside reinsurers. Term life reserves ceded to outside reinsurers on the Company's direct business amounted to approximately $139 thousand and $102 thousand as of December 31, 1997 and 1996, respectively.

During December 1997, the Company entered into a funds held reinsurance agreement with a Zurich affiliated company, EPICENTRE Reinsurance (Bermuda) Limited ("EPICENTRE"). Under the terms of this agreement, the Company ceded, on a yearly renewable term basis, ninety percent of the net amount at risk (death benefit payable to the insured less the insured's separate account cash surrender value) related to a new product developed in 1997, a non-registered variable bank-owned life insurance contract ("BOLI"), which is held in the Company's separate accounts. During 1997, the Company issued $59.3 billion (face amount) of new BOLI business and ceded $51.1 billion (face amount) to EPICENTRE under the terms of the treaty. During 1997, the Company also ceded $24.3 million of separate account fees (cost of insurance charges) to EPICENTRE. The Company has also withheld approximately $23.4 million of such funds due to EPICENTRE under the terms of the reinsurance agreement as a component of benefits and funds payable in the accompanying consolidated balance sheet as of December 31, 1997.

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS

FKLA sponsors a welfare plan that provides medical and life insurance benefits to its retired and active employees and the Company is allocated a portion of the costs of providing such benefits. The Company is self insured with respect to medical benefits, and the plan is not funded except with respect to certain disability-related medical claims. The medical plan provides for medical

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(9) POSTRETIREMENT BENEFITS OTHER THAN PENSIONS (CONTINUED) insurance benefits at retirement, with eligibility based upon age and the participant's number of years of participation attained at retirement. The plan is contributory for pre-Medicare retirees, and will be contributory for all retiree coverage for most current employees, with contributions generally adjusted annually. Postretirement life insurance benefits are noncontributory and are limited to $10,000 per participant.

The allocated accumulated postretirement benefit obligation accrued by the Company amounted to $1.9 million and $1.7 million at December 31, 1997 and 1996, respectively.

The discount rate used in determining the allocated postretirement benefit obligation was 7.25 percent and 7.75 percent for 1997 and 1996, respectively. The assumed health care trend rate used was based on projected experience for 1997 and 1998, 8 percent in 1999, gradually declining to 5.0 percent by the year 2002 and remaining at that level thereafter.

A one percentage point increase in the assumed health care cost trend rate for each year would increase the accumulated postretirement benefit obligation as of December 31, 1997 and 1996 by $242 thousand and $191 thousand, respectively.

The Company also provides certain severance-related policies to provide benefits, generally limited in time, to former or inactive employees after employment but before retirement.

(10) COMMITMENTS AND CONTINGENT LIABILITIES

The Company is involved in various legal actions for which it establishes liabilities where appropriate. In the opinion of the Company's management, based upon the advice of legal counsel, the resolution of such litigation is not expected to have a material adverse effect on the consolidated financial statements.

Although neither the Company or its joint venture projects have been identified as a "potentially responsible party" under Federal environmental guidelines, inherent in the ownership of or lending to real estate projects is the possibility that environmental pollution conditions may exist on or near or relate to properties owned or previously owned on properties securing loans. Where the Company has presently identified remediation costs, they have been taken into account in determining the cash flows and resulting valuations of the related real estate assets. Based on the Company's receipt and review of environmental reports on most of the projects in which it is involved, the Company believes its environmental exposure would be immaterial to its consolidated results of

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(10) COMMITMENTS AND CONTINGENT LIABILITIES (CONTINUED) operations. However, the Company may be required in the future to take actions to remedy environmental exposures, and there can be no assurance that material environmental exposures will not develop or be identified in the future. The amount of future environmental costs is impossible to estimate due to, among other factors, the unknown magnitude of possible exposures, the unknown timing and extent of corrective actions that may be required, the determination of the Company's liability in proportion to others and the extent such costs may be covered by insurance or various environmental indemnification agreements.

See the note captioned "Financial Instruments--Off-Balance-Sheet Risk" below for the discussion regarding the Company's loan commitments and standby financing agreements.

The Company is liable for guaranty fund assessments related to certain unaffiliated insurance companies that have become insolvent during the years 1997 and prior. The Company's financial statements include provisions for all known assessments that are expected to be levied against the Company as well as an estimate of amounts (net of estimated future premium tax recoveries) that the Company believes it will be assessed in the future for which the life insurance industry has estimated the cost to cover losses to policyholders. The Company is also contingently liable for any future guaranty fund assessments related to insolvencies of unaffiliated insurance companies, for which the life insurance industry has been unable to estimate the cost to cover losses to policyholders. No specific amount can be reasonably estimated for such insolvencies as of December 31, 1997.

(11) FINANCIAL INSTRUMENTS--OFF-BALANCE-SHEET RISK

At December 31, 1997, the Company had future legal loan commitments and stand-by financing agreements totaling $75.3 million to support the financing needs of various real estate investments. To the extent these arrangements are called upon, amounts loaned would be secured by assets of the joint ventures, including first mortgage liens on the real estate. The Company's criteria in making these arrangements are the same as for its mortgage loans and other real estate investments. The Company presently expects to fund approximately $21.2 million of these arrangements. These commitments are included in the Company's analysis of real estate-related reserves and write-downs. The fair values of loan commitments and standby financing agreements are estimated in conjunction with and using the same methodology as the fair value estimates of mortgage loans and other real estate-related investments.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value estimates are made at specific points in time, based on relevant market information and information about the financial instrument. These estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument. A significant portion of the Company's financial instruments are carried at fair value. (See note captioned "Invested Assets and Related Income".) Fair value estimates for financial instruments not carried at fair value are generally determined using discounted cash flow models and assumptions that are based on judgments regarding current and future economic conditions and the risk characteristics of the investments. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could significantly affect the estimates and such estimates should be used with care.

Fair value estimates are determined for existing on- and off-balance sheet financial instruments without attempting to estimate the value of anticipated future business and the value of assets and certain liabilities that are not considered financial instruments. Accordingly, the aggregate fair value estimates presented do not represent the underlying value of the Company. For example, the Company's subsidiaries are not considered financial instruments, and their value has not been incorporated into the fair value estimates. In addition, tax ramifications related to the realization of unrealized gains and losses can have a significant effect on fair value estimates and have not been considered in any of the estimates.

The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

Fixed maturities and equity securities: Fair values were determined by using market quotations, or independent pricing services that use prices provided by market makers or estimates of fair values obtained from yield data relating to instruments or securities with similar characteristics, or fair value as determined in good faith by the Company's portfolio manager, SKI.

Cash and short-term investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values.

Mortgage loans and other real estate-related investments: Fair values were estimated based upon the investments observable market price, net of estimated costs to sell. The estimates of fair value should be used with care given the inherent difficulty of estimating the fair value of real estate due to the lack of a liquid quotable market.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(12) FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
Other loans and investments: The carrying amounts reported in the consolidated balance sheet for these instruments approximate fair values. The fair values of policy loans were estimated by discounting the expected future cash flows using an interest rate charged on policy loans for similar policies currently being issued.

Life policy benefits: Fair values of the life policy benefits regarding investment contracts (primarily deferred annuities) and universal life contracts were estimated by discounting gross benefit payments, net of contractual premiums, using the average crediting rate currently being offered in the marketplace for similar contracts with maturities consistent with those remaining for the contracts being valued. The Company had projected its future average crediting rate in 1997 and 1996 to be 5.25 percent and 4.75 percent, respectively, while the assumed average market crediting rate was 6.0 percent and 5.8 percent in 1997 and 1996, respectively.

The carrying values and estimated fair values of the Company's financial instruments at December 31, 1997 and 1996 were as follows:

                                 DECEMBER 31, 1997             DECEMBER 31, 1996
                              ------------------------      ------------------------
                               CARRYING        FAIR          CARRYING        FAIR
                                VALUE         VALUE           VALUE         VALUE
      (in thousands)           --------       -----          --------       -----
Financial instruments
  recorded as assets:
  Fixed maturities........    $3,668,643    $3,668,643      $3,866,431    $3,866,431
  Cash and short-term
    investments...........       259,925       259,925          74,472        74,472
  Mortgage loans and other
    real estate-related
    assets................       220,046       220,046         267,713       267,713
  Policy loans............       282,439       282,439         288,302       288,302
  Equity securities.......        24,839        24,839           9,910         9,910
  Other invested assets...        20,820        24,404          13,597        13,597
Financial instruments
  recorded as liabilities:
  Life policy benefits,
    excluding term life
    reserves..............     3,846,023     4,050,852       4,249,264     4,101,588

(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS

The maximum amount of dividends which can be paid by insurance companies domiciled in the State of Illinois to shareholders without prior approval of regulatory authorities is restricted. The maximum amount of dividends which can be paid by the Company without prior approval in 1998 is $58.4 million.

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(13) STOCKHOLDER'S EQUITY--RETAINED EARNINGS (CONTINUED)
The Company paid cash dividends of $29.3 million to Kemper during 1997. The Company paid no cash dividends in 1996 or 1995.

The Company's net income (loss) and capital and surplus as determined in accordance with statutory accounting principles were as follows:

                                         1997          1996          1995
          (in thousands)                 ----          ----          ----
Net income (loss)..................    $ 58,372      $ 37,287      $(64,707)
                                       ========      ========      ========
Statutory capital and surplus......    $476,924      $411,837      $383,374
                                       ========      ========      ========

(14) UNAUDITED INTERIM FINANCIAL INFORMATION

The following table sets forth the Company's unaudited quarterly financial information:

(in thousands)

        QUARTER ENDED          MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
        -------------          --------   -------   ------------   -----------
1997 OPERATING SUMMARY
  Net investment income......  $74,249    $74,050     $72,950       $ 74,946
  Realized investment gains
    (losses).................      889      8,161      (3,032)         4,528
  Premium income.............    5,008      4,121       3,938          9,172
  Separate account fees and
    other income.............    8,909     12,961      12,215         62,415(1)
                               -------    -------     -------       --------
         Total revenue.......   89,055     99,293      86,071        151,061
                               -------    -------     -------       --------
  Interest credited and
    benefits to
    policyholders............   57,859     56,643      57,965         55,687
  Commissions, taxes,
    licenses and fees........    8,023      9,475       8,389         59,323(1)
  Operating expenses.........    7,175      8,780      10,014         10,868
  Net deferral of insurance
    acquisition costs........   (7,216)    (6,877)     (7,471)       (13,409)
  Amortization of value of
    business acquired........    4,821      6,991       6,743          6,393
  Amortization of goodwill...    2,547      2,552       2,549          7,647(2)
                               -------    -------     -------       --------
         Total benefits and
           expenses..........   73,209     77,564      78,189        126,509
                               -------    -------     -------       --------
  Income before income tax
    expense..................   15,846     21,729       7,882         24,552
  Income tax expense.........    5,678      8,723       3,778         13,113
                               -------    -------     -------       --------
         Net income..........  $10,168    $13,006     $ 4,104       $ 11,439
                               =======    =======     =======       ========

            KEMPER INVESTORS LIFE INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(14) UNAUDITED INTERIM FINANCIAL INFORMATION (CONTINUED)

        QUARTER ENDED          MARCH 31   JUNE 30   SEPTEMBER 30   DECEMBER 31
        -------------          --------   -------   ------------   -----------
1996 OPERATING SUMMARY
  Net investment income......  $72,302    $74,647     $76,070       $ 76,669
  Realized investment gains
    (losses).................   (1,248)    (2,439)     13,518          3,771
  Premium income.............      130        109         150          7,433(3)
  Separate account fees and
    other income.............    8,028      9,419       8,478          9,170
                               -------    -------     -------       --------
         Total revenue.......   79,212     81,736      98,216         97,043
                               -------    -------     -------       --------
  Interest credited and
    benefits to
    policyholders............   58,296     57,335      57,512         64,206
  Commissions, taxes,
    licenses and fees........    6,868      6,486       6,819          7,962
  Operating expenses.........    5,440      4,920       6,974          7,344
  Net deferral of insurance
    acquisition costs........   (5,032)    (7,302)     (5,434)        (7,736)
  Amortization of value of
    business acquired........    4,234      2,787      11,582          2,927
  Amortization of goodwill...    2,547      2,552       2,549          2,547
                               -------    -------     -------       --------
         Total benefits and
           expenses..........   72,353     66,778      80,002         77,250
                               -------    -------     -------       --------
  Income before income tax
    expense..................    6,859     14,958      18,214         19,793
  Income tax expense.........    3,513      6,402       7,391          8,097
                               -------    -------     -------       --------
         Net income..........  $ 3,346    $ 8,556     $10,823       $ 11,696
                               =======    =======     =======       ========

---------------

Notes:

(1) Reflects premium tax expense loads received and premium taxes incurred of $49.1 million related to new BOLI sales of $2.6 billion in the fourth quarter of 1997.

(2) Reflects the effect of the change in amortization of goodwill from 25 to 20 years.

(3) Reflects the assumption of term life insurance business from FKLA.

APPENDIX A

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

Purchase Payment:            $40,000

Guarantee Period:                 5 Years

Guaranteed Interest Rate:     5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment and the Withdrawal Charge may affect the values of a Certificate upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the rate required to be used in the "Summary of Expenses." In these examples, the withdrawal occurs one year after the Date of Issue. The Market Value Adjustment operates in a similar manner for transfers. No Withdrawal Charge applies to transfers.

The Guarantee Period Value for this $40,000 Purchase Payment is $51,051.26 at the end of the five-year Guarantee Period. After one year, when the withdrawals occur in these examples, the Guarantee Period Value is $42,000.00. It is also assumed, for the purposes of these examples, that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate KILICO is then crediting (at the time of the withdrawal) on new Certificates with the same Guarantee Period as the time remaining in your Guarantee Period rounded to the next higher number of complete years. One year after the Purchase Payment there would have been four years remaining in your Guarantee Period. These examples also show the Withdrawal Charge (if any) which would be calculated separately after the Market Value Adjustment.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased one year after the Purchase Payment and KILICO is then crediting 6.5% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                              -.0551589*   =        (1 + .05)    4  (4)   -1
                                                 [ ---------- ]
                                                   (1 + .065)

The Market Value Adjustment is a reduction of $2,316.67 from the Guarantee Period Value:

                       - 2,316.67 = -.0551589 X 42,000.00

The Market Adjusted Value would be:

---------------

* Actual calculation utilizes 10 decimal places.

                      $39,683.33 = $42,000.00 - $2,316.67

A Withdrawal Charge of 6% would be assessed against the Market Adjusted Value in excess of the amount available as a free withdrawal. In this case, there are no prior withdrawals, so 10% of the Market Adjusted Value is not subject to a Withdrawal Charge. The Withdrawal Charge is thus:

                       $2,142.90 = $39,683.33 X .90 X .06

Thus, the amount payable on a full withdrawal would be:

                      $37,540.43 = $39,683.33 - $2,142.90

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be 50% of that of the full withdrawal:

                      -$1,158.34 = -.0551589 X $21,000.00

The Market Adjusted Value would be:

                      $19,841.66 = $21,000.00 - $1,158.34

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $952.39 = ($19,841.46 - .10 X $39,683.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                        $18.889.07 = $19,841.46 -$952.39

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT

An upward Market Value Adjustment results from a withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased one year later and KILICO is then crediting 4% for a four-year Guarantee Period. Upon a full withdrawal, the market value adjustment factor would be:

                       +.0390198    =        (1 + .05)      (4)   -1
                                         [  ---------- ]
                                             (1 + .04)

The Market Value Adjustment is an increase of $1638.83 to the Guarantee Period
Value:

                       $1,638.83 = $42,000.00 X .0390198

The Market Adjusted Value would be:

                       $43,638.33 = $42,000.00 +$1,638.83

A Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value, as there were no prior withdrawals:

                       $2,356.47 = $43,638.33 X .90 X .06

Thus, the amount payable on withdrawal would be:

                      $41,281.85 = $43,638.33 - $2,356.47

If instead of a full withdrawal, 50% of the Guarantee Period Value was withdrawn (partial withdrawal of 50%), the Market Value Adjustment would be:

                        $819.42 = $21,000.00 X .0390198

The Market Adjusted Value of $21,000.00 would be:

                       $21,819.42 = $21,000.00 + $819.42

The Withdrawal Charge of 6% would apply to the Market Adjusted Value being withdrawn, less 10% of the full Market Adjusted Value as there are no prior withdrawals:

                $1,047.34 = ($21,819.42 - .1 X $43,638.33) X .06

Thus, the amount payable on this partial withdrawal would be:

                      $20,772.08 = $21,819.42 - $1,047.34

Actual Market Value Adjustment may have a greater or lesser impact than that shown in the Examples, depending on the actual change in interest crediting rates and the timing of the withdrawal or transfer in relation to the time remaining in the Guarantee Period.

APPENDIX B

KEMPER INVESTORS LIFE INSURANCE COMPANY DEFERRED FIXED AND VARIABLE ANNUITY IRA, ROTH IRA AND SIMPLE IRA DISCLOSURE STATEMENT

This Disclosure Statement describes the statutory and regulatory provisions applicable to the operation of Individual Retirement Annuities (IRAs), Roth Individual Retirement Annuities (Roth IRAs) and Simple Individual Retirement Annuities (SIMPLE IRAs). Internal Revenue Service regulations require that this be given to each person desiring to establish an IRA, Roth IRA or a SIMPLE IRA. Further information can be obtained from Kemper Investors Life Insurance Company and from any district office of the Internal Revenue Service.

A. REVOCATION

Within 7 days of the date you signed your enrollment application, you may revoke the Contract and receive back 100% of your money. To do so, wire Kemper Investors Life Insurance Company, 1 Kemper Drive, Long Grove, Illinois 60049, or call 1-800-621-5001.

B. STATUTORY REQUIREMENTS

This Contract is intended to meet the requirements of Section 408(b) of the Internal Revenue Code (Code), Section 408A of the Code for use as a Roth IRA, or of Section 408(p) of the Code for use as a SIMPLE IRA, whichever is applicable. The Contract has not been approved as to form for use as an IRA, Roth IRA or a SIMPLE IRA by the Internal Revenue Service. Such approval by the Internal Revenue Service is a determination only as to form of the Contract, and does not represent a determination on the merits of the Contract.

1. The amount in your IRA, Roth IRA, and SIMPLE IRA, whichever is applicable, must be fully vested at all times and the entire interest of the owner must be nonforfeitable.

2. The Contract must be nontransferable by the owner.

3. The Contract must have flexible premiums.

4. For IRAs and SIMPLE IRAs, you must start receiving distributions on or before April 1 of the year following the year in which you reach age 70 1/2 (the required beginning date)(see "Required Distributions"). However, section 401(a)(9)(A) of the Code (relating to minimum distributions required to commence at age 70 1/2), and the incidental death benefit requirements of section 401(a) of the Code, do not apply to Roth IRAs.

If you die before your entire interest in your Contract is distributed, unless otherwise permitted under applicable law, any remaining interest in the Contract must be distributed to your beneficiary by December 31 of the calendar year containing the fifth anniversary of your death; except that: (1) if the interest is payable to an individual who is your designated beneficiary (within the meaning of section 401(a)(9) of the Code), the designated beneficiary may elect to receive the entire interest over his or her life, or over a period certain not extending beyond his or her life expectancy, commencing on or before December 31 of the calendar year immediately following the calendar year in which you die; and (2) if the designated beneficiary is your spouse, the Contract will be treated as his or her own IRA, or, where applicable, Roth IRA.

5. Except in the case of a rollover contribution or a direct transfer (see "Rollovers and Direct Transfers"), or a contribution made in accordance with the terms of a Simplified Employee Pension (SEP), (1) all contributions to an IRA, including a Roth IRA, must be cash contributions which do not exceed $2,000 for any taxable year, and (2) all contributions to a SIMPLE IRA must be cash contributions, including matching or nonelective employer contributions (see "SIMPLE IRAs"), which do not exceed $6,000 for any year (as adjusted for inflation).

6. The Contract must be for the exclusive benefit of you and your beneficiaries.

C. ROLLOVERS AND DIRECT TRANSFERS FOR IRAS AND SIMPLE IRAS

1. A rollover is a tax-free transfer from one retirement program to another that you cannot deduct on your tax return. There are two kinds of tax-free rollover payments under an IRA. In one, you transfer amounts from one IRA to another. With the other, you transfer amounts from a qualified employee benefit plan or tax-sheltered annuity to an IRA. Tax-free rollovers can be made from a SIMPLE IRA to another SIMPLE IRA or to a SIMPLE Individual Retirement Account under section 408(p) of the Code. An individual can make a tax-free rollover to an IRA from a SIMPLE IRA after a two-year period has expired since the individual first participated in a SIMPLE plan.

2. You must complete the transfer by the 60th day after the day you receive the distribution from your IRA or other qualified employee benefit plan or SIMPLE IRA.

3. A rollover distribution may be made to you only once a year. The one-year period begins on the date you receive the rollover distribution, not on the date you roll it over (reinvest it).

4. A direct transfer to an IRA of funds in an IRA from one trustee or insurance company to another is not a rollover. It is a transfer that is not affected by the one-year waiting period.

5. All or a part of the premium for this Contract used as an IRA may be paid from a rollover from an IRA, qualified pension or profit-sharing plan or tax-sheltered annuity, or from a direct transfer from another IRA. All or part of the premium for this Contract used as a SIMPLE IRA may be paid from a rollover from a SIMPLE IRA or SIMPLE Individual Retirement Account or, to the extent permitted by law, from a direct transfer from a SIMPLE IRA or SIMPLE Individual Retirement Account.

6. Beginning January 1, 1993, a distribution that is eligible for rollover treatment from a qualified employee benefit plan or tax-sheltered annuity will be subject to twenty percent (20%) withholding by the Internal Revenue Service even if you roll the distribution over within the 60-day rollover period. One way to avoid this withholding is to make the distribution as a direct transfer to the IRA trustee or insurance company.

D. CONTRIBUTION LIMITS AND ALLOWANCE OF DEDUCTION FOR IRAS

1. In general, the amount you can contribute each year to an IRA is the lesser of $2,000 or your taxable compensation for the year. If you have more than one IRA, the limit applies to the total contributions made to your own IRAs for the year. Generally, if you work the amount that you earn is compensation. Wages, salaries, tips, professional fees, bonuses and other amounts you receive for providing personal services are compensation. If you own and operate your own business as a sole proprietor, your net earnings reduced by your deductible contributions on your behalf to self-employed retirement plans is compensation. If you are an active partner in a partnership and provide services to the partnership, your share of partnership income reduced by deductible contributions made on your behalf to qualified retirement plans is compensation. All taxable alimony and separate maintenance payments received under a decree of divorce or separate maintenance is compensation.

2. Beginning in 1997, in the case of a married couple filing a joint return, up to $2,000 can be contributed to each spouse's IRA, even if one spouse has little or no compensation. This means that the total combined contributions that can be made to both IRAs can be as much as $4,000 for the year. Previously, if one spouse had no compensation or elected to be treated as having no compensation, the total combined contributions to both IRAs could no be more than $2,250.

3. Also beginning in 1997, in the case of a married couple with unequal compensation who file a joint return, the limit on the deductible contributions to the IRA of the spouse with less compensation is the smaller of:

     a. $2,000, or

     b. The total compensation of both spouses, reduced by any deduction allowed for contributions to IRAs of the spouse with more compensation.

The deduction for contributions to both spouses' IRAs may be further limited if either spouse is covered by an employer retirement plan.

4. Beginning in 1998, even if your spouse is covered by an employer retirement plan, you may be able to deduct your contributions to an IRA if you are not covered by an employer plan. The deduction is limited to $2,000 and it must be reduced if your adjusted gross income on a joint return is more than $150,000 but less than $160,000. Your deduction is eliminated if your income on a joint return is $160,000 or more.

5. Contributions to your IRA can be made at any time. If you make the contribution between January 1 and April 15, however, you may elect to treat the contribution as made either in that year or in the preceding year. You may file a tax return claiming a deduction for your IRA contribution before the contribution is actually made. You must, however, make the contribution by the due date of your return not including extensions.

6. You cannot make a contribution other than a rollover contribution to your IRA for the year in which you reach age 70 1/2 or thereafter.

E. SEP-IRA'S

1. The maximum deductible contribution for a Simplified Employee Pension (SEP) IRA is the lesser of $30,000 or 15% of compensation.

2. A SEP must be established and maintained by an employer (corporation, partnership, sole proprietor). Information about the Kemper SEP is available upon request.

F. SIMPLE IRAS

1. A SIMPLE IRA must be established with your employer using a qualified salary reduction agreement.

2. You may elect to have your employer contribute to your SIMPLE IRA, under a qualified salary reduction agreement, an amount (expressed as a percentage of your compensation) not to exceed $6,000 (as adjusted for inflation) for the year. In addition to these employee elective contributions, your employer is required to make each year either (1) a matching contribution equal to up to 3 percent, and not less than 1 percent, of your SIMPLE IRA contribution for the year, or (2) a nonelective contribution equal to 2 percent of your compensation for the year (up to $150,000 of compensation, as adjusted for inflation). No other contributions may be made to a SIMPLE IRA.

3. Employee elective contributions and employer contributions (i.e., matching contributions and nonelective contributions) to your SIMPLE IRA are excluded from your gross income.

4. To the extent an individual with a SIMPLE IRA is no longer participating in a SIMPLE plan (e.g., the individual has terminated employment), and two years has passed since the individual first participated in the plan, the individual may treat the SIMPLE IRA as an IRA.

G. TAX STATUS OF THE CONTRACT AND DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

1. Earnings of your IRA annuity contract are not taxed until they are distributed to you.

2. In general, taxable distributions are included in your gross income in the year you receive them.

3. Distributions under your IRA are non-taxable to the extent they represent a return of non-deductible contributions (if any). The non-taxable percentage of a distribution is determined by dividing your total undistributed, non-deductible IRA contributions by the value of all your IRAs (including SEPs and rollovers).

4. You cannot choose the special five-year or ten-year averaging that may apply to lump sum distributions from qualified employer plans.

H. REQUIRED DISTRIBUTIONS FOR IRAS AND SIMPLE IRAS

You must start receiving minimum distributions required under the Contract and
Section 401(a)(9) of the Code from your IRA and SIMPLE IRA starting with the year you reach age 70 1/2 (your 70 1/2 year). Ordinarily, the required minimum distribution for a particular year must be received by December 31 of that year. However, you may delay the required minimum distribution for the year you reach age 70 1/2 until April 1 of the following year (i.e., the required beginning date).

Annuity payments which begin by April 1 of the year following your 70 1/2 year satisfy the minimum distribution requirement if they provide for non-increasing payments over the life or the lives of you and your spouse, provided that, if installments are guaranteed, the guaranty period does not exceed the lesser of 20 years or the applicable life expectancy.

The applicable life expectancy is your remaining life expectancy or the remaining joint life and last survivor expectancy of you and your designated beneficiary. Life expectancies are determined using the expected return multiple tables shown in IRS Publication 590 "Individual Retirement Arrangements." To obtain a free copy of IRS Publication 590 and other IRS forms, phone the IRS toll free at 1-800-729-3676 or write the IRS Forms Distribution Center for your area as shown in your income tax return instructions.

If you have more than one IRA, you must determine the required minimum distribution separately for each IRA; however, you can take the actual distributions of these amounts from any one or more of your IRAs.

If the actual distribution from your Contract is less than the minimum amount that should be distributed in accordance with the minimum distribution requirements mentioned above, the difference generally is an excess accumulation. There is a 50% excise tax on any excess accumulations. If the excess accumulation is due to reasonable error, and you have taken (or are taking) steps to remedy the insufficient distribution, you can request that this 50% excise tax be excused by filing with your tax return an IRS Form 5329, together with a letter of explanation and the excise tax payment.

I. ROTH IRAS

1. If your contract is a special type of individual retirement plan known as a Roth IRA, it will be administered in accordance with the requirements of section 408A of the Code. (Except as otherwise indicated, references herein to an "IRA" are to an "individual retirement plan," within the meaning of section 7701(a)(37) of the Code, other than a Roth IRA.) Roth IRAs are treated the same as other IRAs, except as described here. However, the provisions of the Code governing Roth IRAs may be modified by pending legislation. We will notify you of any such changes.

2. The IRS is not presently accepting submissions for opinion letters approving annuities as Roth IRAs, but will issue in the future procedures for requesting such opinion letters. We will apply for approval as soon as possible after the IRS issues its procedures on this matter. Such approval will be a determination only as to the form of the annuity, and will not represent a determination of the merits of the annuity.

3. If your Contract is a Roth IRA, we will send you a Roth IRA endorsement to be attached to, and to amend, your contract after we obtain approval of the endorsement from the IRS and your state insurance department. The Company reserves the right to amend the contract as necessary or advisable from time to time to comply with future changes in the Internal Revenue Code, regulations or other requirements imposed by the IRS to obtain or maintain its approval of the annuity as a Roth IRA.

4. Earnings in your Roth IRA are not taxed until they are distributed to you, and will not be taxed if they are paid as a "qualified distribution," as described to you in section L, below.

J. ELIGIBILITY AND CONTRIBUTIONS FOR ROTH IRAS

1. Generally, you are eligible to establish or make a contribution to your Roth IRA on or after January 1, 1998, only if you meet certain income limits. No deduction is allowed for contributions to your Roth IRA. Contributions to your Roth IRA may be made even after you attain age 70 1/2.

2. The aggregate amount of contributions for any taxable year to all IRAs, including all Roth IRAs, maintained for your benefit (the "contribution limit") generally is the lesser of $2,000 and 100% of your compensation for the taxable year. However, if you file a joint return and receive less compensation for the taxable year than your spouse, the contribution limit for the taxable year is the lesser of $2,000 and the sum of (1) your compensation for the taxable year, and (2) your spouse's compensation for the taxable year reduced by any deductible contributions to an IRA of your spouse, and by any contributions to a Roth IRA for your spouse, for the taxable year.

The contribution limit for any taxable year is reduced (but not below zero) by the amount which bears the same ratio to such amount as:

     (a) the excess of (i) your adjusted gross income for the taxable year, over
     (ii) the "applicable dollar amount," bears to

     (b) $15,000 (or $10,000 if you are married).

For this purpose, "adjusted gross income" is determined in accordance with section 219(g)(3) of the Code and (1) excludes any amount included in gross income as a result of any rollover from, transfer from, or conversion of an IRA to a Roth IRA, and (2) is reduced by any deductible IRA contribution. In addition, the "applicable dollar amount" is equal to $150,000 for a married individual filing a joint return, $0 for a married individual filing a separate return, and $95,000 for any other individual.

A "qualified rollover contribution" (discussed in section K, below), and a non-taxable transfer from another Roth IRA, are not taken into account for purposes of determining the contribution limit.

K. ROLLOVERS, TRANSFERS AND CONVERSIONS TO ROTH IRAS

1. Rollovers And Transfers--A rollover may be made to a Roth IRA only if it is a "qualified rollover contribution." A "qualified rollover contribution" is a rollover to a Roth IRA from another Roth IRA or from an IRA, but only if such rollover contribution also meets the rollover requirements for IRAs under section 408(d)(3). In addition, a transfer may be made to a Roth IRA directly from another Roth IRA or from an IRA.

You may not make a qualified rollover contribution or transfer in a taxable year from an IRA to a Roth IRA if (a) your adjusted gross income for the taxable year exceeds $100,000 or (b) you are married and file a separate return.

The rollover requirements of section 408(d)(3) are complex and should be carefully considered before you make a rollover. One of the requirements is that the amount received be paid into another IRA (or Roth IRA) within 60 days after receipt of the distribution. In addition, a rollover contribution from a Roth IRA may be made by you only once a year. The one-year period begins on the date you receive the Roth IRA distribution, not on the date you roll it over (reinvest it) into another Roth IRA. If you withdraw assets from a Roth IRA, you may roll over part of the withdrawal tax free into another Roth IRA and keep the rest of it. A portion of the amount you keep may be included in your gross income.

2. Taxation of Rollovers And Transfers to Roth IRAs--A qualified rollover contribution or transfer from a Roth IRA maintained for your benefit to another Roth IRA maintained for your benefit which meets the rollover requirements for IRAs under section 408(d)(3) is tax-free.

In the case of a qualified rollover contribution or a transfer from an IRA maintained for your benefit to a Roth IRA maintained for your benefit, any portion of the amount rolled over or transferred which would be includible in your gross income were it not part of a qualified rollover contribution or a nontaxable transfer will be includible in your gross income. However, section 72(t) of the Code (relating to the 10 percent penalty tax on premature distributions) will not apply. If such a rollover or transfer occurs before January 1, 1999, any portion of the amount rolled over or transferred which is required to be included in gross income will be so included ratably over the 4-taxable year period beginning with the taxable year in which the rollover or transfer is made.

Pending legislation may modify these rules retroactively to January 1, 1998.

3. Transfers of Excess IRA Contributions to Roth IRAs--If, before the due date of your federal income tax return for any taxable year (not including extensions), you transfer, from an IRA, contributions for such taxable year (and earnings thereon) to a Roth IRA, such amounts will not be includible in gross income to the extent that no deduction was allowed with respect to such amount.

4. Taxation of Conversions of IRAs to Roth IRAs--All or part of amounts in an IRA maintained for your benefit may be converted into a Roth IRA maintained for your benefit. The conversion of an IRA to a Roth IRA is treated as special type of qualified rollover contribution. Hence, you must be eligible to make a qualified rollover contribution in order to convert an IRA to a Roth IRA. A conversion typically will result in the inclusion of some or all of your IRA's value in gross income, as described above.

A conversion of an IRA to a Roth IRA can be made without taking an actual distribution from your IRA. For example, an individual may make a conversion by notifying the IRA issuer or trustee, whichever is applicable.

UNDER SOME CIRCUMSTANCES, IT MIGHT NOT BE ADVISABLE TO ROLLOVER, TRANSFER, OR CONVERT ALL OR PART OF AN IRA TO A ROTH IRA. WHETHER YOU SHOULD DO SO WILL DEPEND ON YOUR PARTICULAR FACTS AND CIRCUMSTANCES, INCLUDING, BUT NOT LIMITED TO, SUCH FACTORS AS WHETHER YOU QUALIFY TO MAKE SUCH A ROLLOVER, TRANSFER, OR CONVERSION, YOUR FINANCIAL SITUATION, AGE, CURRENT AND FUTURE INCOME NEEDS, YEARS TO RETIREMENT, CURRENT AND FUTURE TAX RATES, YOUR ABILITY AND DESIRE TO PAY CURRENT INCOME TAXES WITH RESPECT TO AMOUNTS ROLLED OVER, TRANSFERRED, OR CONVERTED, AND WHETHER SUCH TAXES MIGHT NEED TO BE PAID WITH WITHDRAWALS FROM YOUR ROTH IRA (SEE DISCUSSION BELOW OF "NONQUALIFIED DISTRIBUTIONS"). YOU SHOULD CONSULT A QUALIFIED TAX ADVISOR BEFORE ROLLING OVER, TRANSFERRING, OR CONVERTING ALL OR PART OF AN IRA TO A ROTH IRA.

5. Separate Roth IRAs--Due to the complexity of, and proposed changes to, the tax law, it may be advantageous to maintain amounts rolled over, transferred, or converted from an IRA in separate Roth IRAs from those containing regular Roth IRA contributions. For the same reason, you should consider maintaining a separate Roth IRA for each amount rolled over, transferred, or converted from an IRA. These considerations should be balanced against the additional costs you may incur from maintaining multiple Roth IRAs. You should consult your tax advisor if you intend to contribute rollover, transfer, or conversion amounts to your Policy, or if you intend to roll over or transfer amounts from your Policy to another Roth IRA maintained for your benefit.

L. INCOME TAX CONSEQUENCES OF ROTH IRAS

1. Qualified Distributions--Any "qualified distribution" from a Roth IRA is excludible from gross income. A "qualified distribution" is a payment or distribution which satisfies two requirements. First, the payment or distribution must be (a) made after you attain 59 1/2, (b) made after your death, (c) attributable to your being disabled, or (d) a "qualified special purpose distribution" (I.E., a qualified first-time homebuyer distribution under section 72(t)(2)(F) of the Code). Second, the payment or distribution must be made in a taxable year that is at least five years after (1) the first taxable year for which a contribution was made to any Roth IRA established for you, or
(2) in the case of a rollover from, or a conversion of, an IRA to a Roth IRA, the taxable year in which the rollover or conversion was made if the payment or distribution is allocable (as determined in the manner set forth in guidance issued by the IRS) to the rollover contribution or conversion (or to income allocable thereto).

2. Nonqualified Distributions--A distribution from a Roth IRA which is not a qualified distribution is taxed under section 72 (relating to annuities), except that such distribution is treated as made first from contributions to the Roth IRA to the extent that such distribution, when added to all previous distributions from the Roth IRA, does not exceed the aggregate amount of contributions to the Roth IRA. For purposes of determining the amount taxed, (a) all Roth IRAs established for you will be treated as one contract, (b) all distributions during any taxable year from Roth IRAs established for you will be treated as one distribution, and (c) the value of the contract, income on the contract, and investment in the contract, if applicable, will be computed as of the close of the calendar year in which the taxable year begins.

An additional tax of 10% is imposed on nonqualified distributions (including amounts deemed distributed as the result of a prohibited loan or use of your Roth IRA as security for a loan) made before the benefited individual has attained age 59 1/2, unless one of the exceptions discussed in Section N applies.

M. TAX ON EXCESS CONTRIBUTIONS

1. You must pay a 6% excise tax each year on excess contributions that remain in your Contract. Generally, an excess contribution is the amount contributed to your Contract that is more than you can contribute. The excess is taxed for the year of the excess contribution and for each year after that until you correct it.

2. You will not have to pay the 6% excise tax if you withdraw the excess amount by the date your tax return is due including extensions for the year of the contribution. You do not have to include in your gross income an excess contribution that you withdraw from your Contract before your tax return is due if the income earned on the excess was also withdrawn and no deduction was allowed for the excess contribution. You must include in your gross income the income earned on the excess contribution.

N. TAX ON PREMATURE DISTRIBUTIONS

There is an additional tax on premature distributions from your IRA, Roth IRA, or SIMPLE IRA, equal to 10% of the amount of the premature distribution that you must include in your gross income. For premature distributions from a SIMPLE IRA made within the first 2 years you participate in a SIMPLE plan, the additional tax is equal to 25% of the amount of the premature distribution that must be included in gross income. Premature distributions are generally amounts you withdraw before you are age 59 1/2. However, the tax on premature distributions does not apply:

1. To amounts that are rolled over tax free;

2. To a distribution which is made on or after your death, or on account of you being disabled within the meaning of section 72(m)(7) of the Code;

3. To a distribution which is part of a series of substantially equal periodic payments (made at least annually) over your life or your life expectancy or the joint life or joint life expectancy of you and your beneficiary; or

4. To a distribution which is used for qualified first-time homebuyer expenses, qualified higher education expenses, certain medical expenses, or by an unemployed individual to pay health insurance premiums.

O. EXCISE TAX REPORTING

Use Form 5329, Additional Taxes Attributable to Qualified Retirement Plans (Including IRAs), Annuities, and Modified Endowment Contracts, to report the excise taxes on excess contributions, premature distributions, and excess accumulations. If you do not owe any IRA, SIMPLE IRA or Roth IRA excise taxes, you do not need Form 5329. Further information can be obtained from any district office of the Internal Revenue Service.

P. BORROWING

If you borrow money against your Contract or use it as security for a loan, the Contract will lose its classification as an IRA, Roth IRA, or SIMPLE IRA, whichever is applicable, and you must include in gross income the fair market value of the Contract as of the first day of your tax year. In addition, you may be subject to the tax on premature distributions described above. (Note: This Contract does not allow borrowings against it, nor may it be assigned or pledged as collateral for a loan.)

Q. REPORTING

We will provide you with any reports required by the Internal Revenue Service.

R. ESTATE TAX

Generally, the value of your IRA, including your Roth IRA, is included in your gross estate for federal estate tax purposes.

S. FINANCIAL DISCLOSURE

1. If contributions to the Contract are made by other than rollover contributions and direct transfers, the following information based on the charts shown on the next pages, which assumes you were to make a level contribution to the fixed account at the beginning of each year of $1,000 must be completed prior to your signing the enrollment application.

END OF     LUMP SUM TERMINATION        AT        LUMP SUM TERMINATION
 YEAR       VALUE OF CONTRACT *        AGE        VALUE OF CONTRACT *
--------------------------------------------------------------------------

  1                                    60
--------------------------------------------------------------------------

  2                                    65
--------------------------------------------------------------------------

  3                                    70
--------------------------------------------------------------------------

  4
--------------------------------------------------------------------------

  5
--------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item O below.

2. If contributions to the Contract are made by rollover contributions and/or direct transfers, the following information, based on the charts shown on the next page, and all of which assumes you make one contribution to the fixed account of $1,000 at the beginning of this year, must be completed prior to your signing the enrollment application.

END OF     LUMP SUM TERMINATION        AT        LUMP SUM TERMINATION
 YEAR       VALUE OF CONTRACT *        AGE        VALUE OF CONTRACT *
--------------------------------------------------------------------------

  1                                    60
--------------------------------------------------------------------------

  2                                    65
--------------------------------------------------------------------------

  3                                    70
--------------------------------------------------------------------------

  4
--------------------------------------------------------------------------

  5
--------------------------------------------------------------------------

* Includes applicable withdrawal charges as described in Item O below.

T. FINANCIAL DISCLOSURE FOR THE SEPARATE ACCOUNT (VARIABLE ACCOUNT)

1. If on the enrollment application you indicated an allocation to a Subaccount, this Contract will be assessed a daily charge of an amount which will equal an aggregate of 1.40% per annum. If you elected the Guaranteed Retirement Income Benefit option, an additional charge of .25% of the

Contract Value will be assessed against the Separate Account, Fixed Account and Guarantee Periods on a pro-rata basis.

2. An annual records maintenance charge of $30.00 will be assessed ratably each quarter against the Separate Account, Fixed Account and Guarantee Periods.

3. Withdrawal (early annuitization) charges will be assessed based on the years elapsed since the purchase payments (in a given contract year) were received by KILICO; under 1 year, 7%; over 1 to 2 years, 6%; over 2 to 3 years, 5%; over 3 to 4 years, 5%; over 4 to 5 years, 4%; over 5 to 6 years, 3%; over 6 to 7 years, 2%; over 7 years and thereafter, 0%.

4. The method used to compute and allocate the annual earnings is contained in the Prospectus under the heading "Accumulation Unit Value."

5. The growth in value of your contract is neither guaranteed nor projected but is based on the investment experience of the Separate Account.

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 ANNUAL CONTRIBUTIONS AT THE BEGINNING OF EACH YEAR.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
-----------------------------------------------------------------------------------------
   1     $   937.00      14     $16,798.32      27     $40,421.63      40     $ 75,113.26
   2       1,913.00      15      18,310.91      28      42,642.92      41       78,375.30
   3       2,928.90      16      19,868.88      29      44,930.85      42       81,735.20
   4       3,976.63      17      21,473.59      30      47,287.42      43       85,195.89
   5       5,066.14      18      23,126.44      31      49,714.68      44       88,760.41
   6       6,198.41      19      24,828.87      32      52,214.76      45       92,431.86
   7       7,374.46      20      26,582.37      33      54,789.84      46       96,213.46
   8       8,604.34      21      28,388.49      34      57,442.18      47      100,108.50
   9       9,871.11      22      30,248.78      35      60,174.08      48      104,120.40
  10      11,175.88      23      32,164.88      36      62,987.94      49      108,252.65
  11      12,519.80      24      34,138.47      37      65,886.22      50      112,508.87
  12      13,904.03      25      36,171.26      38      68,871.45
  13      15,329.79      26      38,265.04      39      71,946.23

GUARANTEED LUMP SUM TERMINATION OF DEFERRED FIXED AND VARIABLE ANNUITY COMPLETELY ALLOCATED TO THE GENERAL ACCOUNT WITH 3% GUARANTEED EACH YEAR. (TERMINATION VALUES ARE BASED ON $1,000 SINGLE PREMIUM.)

END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION   END OF   TERMINATION
 YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*      YEAR      VALUES*
-----------------------------------------------------------------------------------------
   1       $  937        14       $1,000        27       $1,000        40       $1,000
   2          946        15        1,000        28        1,000        41        1,000
   3          955        16        1,000        29        1,000        42        1,000
   4          955        17        1,000        30        1,000        43        1,000
   5          964        18        1,000        31        1,000        44        1,000
   6          973        19        1,000        32        1,000        45        1,000
   7          982        20        1,000        33        1,000        46        1,000
   8        1,000        21        1,000        34        1,000        47        1,000
   9        1,000        22        1,000        35        1,000        48        1,000
  10        1,000        23        1,000        36        1,000        49        1,000
  11        1,000        24        1,000        37        1,000        50        1,000
  12        1,000        25        1,000        38        1,000
  13        1,000        26        1,000        39        1,000

* Includes applicable withdrawal charges.